Contents

<Click Here> Economic Overview

Management Summary, Performance Update, Portfolio Of Investments, Financial Statements, Financial Highlights For:

<Click Here> Scudder Aggressive Growth Portfolio (formerly Kemper Aggressive Growth Portfolio)

<Click Here> Scudder Blue Chip Portfolio (formerly Kemper Blue Chip Portfolio)

<Click Here> Scudder Contrarian Value Portfolio (formerly Kemper Contrarian Value Portfolio)

<Click Here> Scudder Global Blue Chip Portfolio (formerly Kemper Global Blue Chip Portfolio)

<Click Here> Scudder Government Securities Portfolio (formerly Kemper Government Securities Portfolio)

<Click Here> Scudder Growth Portfolio (formerly Kemper Growth Portfolio)

<Click Here> Scudder High Yield Portfolio (formerly Kemper High Yield Portfolio)

<Click Here> Scudder International Research Portfolio (formerly Kemper International Portfolio)

<Click Here> Scudder Investment Grade Bond Portfolio (formerly Kemper Investment Grade Bond Portfolio)

<Click Here> Scudder Money Market Portfolio (formerly Kemper Money Market Portfolio)

<Click Here> Scudder New Europe Portfolio (formerly Kemper New Europe Portfolio)

<Click Here> Scudder Small Cap Growth Portfolio (formerly Kemper Small Cap Growth Portfolio)

<Click Here> Scudder Small Cap Value Portfolio (formerly Kemper Small Cap Value Portfolio)

<Click Here> Scudder Strategic Income Portfolio (formerly Kemper Strategic Income Portfolio)

<Click Here> Scudder Technology Growth Portfolio (formerly Kemper Technology Growth Portfolio)

<Click Here> Scudder Total Return Portfolio (formerly Kemper Total Return Portfolio)

<Click Here> SVS Dreman Financial Services Portfolio (formerly KVS Dreman Financial Services Portfolio)

<Click Here> SVS Dreman High Return Equity Portfolio (formerly KVS Dreman High Return Equity Portfolio)

<Click Here> SVS Dynamic Growth Portfolio

<Click Here> SVS Focus Value+Growth Portfolio (formerly Kemper Value+Growth Portfolio)

<Click Here> SVS Focused Large Cap Growth Portfolio (formerly KVS Focused Large Cap Growth Portfolio)

<Click Here> SVS Growth and Income Portfolio (formerly KVS Growth And Income Portfolio)

<Click Here> SVS Growth Opportunities Portfolio (formerly KVS Growth Opportunities Portfolio)

<Click Here> SVS Index 500 Portfolio (formerly KVS Index 500 Portfolio)

<Click Here> SVS Mid Cap Growth Portfolio

<Click Here> SVS Strategic Equity Portfolio

<Click Here> SVS Venture Value Portfolio

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Economic Overview

Dear Shareholder:

There's no longer any doubt that the United States is in the midst of a recession. But the question everyone's asking is, how will we get out of it - and when will it be over?

With Japan lingering in recession and Europe still in the doldrums, it will likely fall to the United States to lead the way forward, despite its own recession. With respect to timing, a variety of factors suggest that we'll see a recovery soon - but it will be less than robust.

There are factors that could delay the onset of recovery and weaken its eventual strength. For example, a country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economy recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending are jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortune, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 12/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus should be successful in nudging the economy back to health early this year, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - are already supporting this theory as evidenced by a sharp rebound in the U.S. markets during the final three months of the year. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism, and several announcements from high-profile corporations that earnings should pick up in the year ahead helped provide additional support for the markets.

Zurich Scudder Investments, Inc.
Economics Group

January 1, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of January 1, 2002, and may not actually come to pass.

Management Summary and Performance Update December 31, 2001

Scudder Aggressive Growth Portfolio

Scudder Aggressive Growth Portfolio fell 21.76 percent for the 12-month period ended December 31, 2001. The portfolio's benchmark - the unmanaged Standard & Poor's 500 Index - fell 11.88 percent over the same period. As you know, the portfolio's risk profile is much higher than that of the overall equity market. Aggressive growth stocks were especially hard hit for most of 2001 as the U.S. economy's short-term growth prospects fizzled.

Information technology stocks suffered the largest decline of any sector during the year. Many software, telecommunications and Internet-related companies lost more than half their value. Some fell as much as 90 percent. We maintained a high cash position in an effort to preserve capital. However, beginning in April 2001, many of the portfolio's historical performance pillars collapsed as a wave of selling left few aggressive growth stocks unscathed. The health care sector was one of the few areas in which stocks provided positive yearly returns.

Market conditions have made our stock-screening process more challenging and yet more important than ever. We believe it is imperative to closely monitor the fundamental operations of every stock in the portfolio, particularly technology companies and smaller businesses. We look for companies that historically have had the lowest probability of negative earnings surprises.

In the year ahead, we believe investors are likely to focus on a company's ability to preserve profitability in the face of weakening sales and service revenues. Based on our analysis, the portfolio's holdings have strong long-term survivability prospects, generally operate in niche markets and enjoy solid franchises. We anticipate rapidly employing our cash position as opportunities rise to add high quality companies at stock prices that do not reflect their long-term growth potential.

In managing the portfolio, our approach is that of a business owner, not a stock player. We were encouraged to see that the portfolio substantially outperformed the S&P 500 Index in the fourth quarter. We believe this is because we have remained true to the portfolio's aggressive growth-style mandate. We believe attitudes about investing are beginning to change, and many people are looking at an economic recovery for 2002.

Sewall F. Hodges
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2001
-- Scudder Aggressive Growth Portfolio -- Russell 3000 Index - - - S&P 500 Index

The Russell 3000 Index is an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
Scudder Aggressive Growth Portfolio	-21.76%	1.49%	(Since 5/1/1999)

* The Portfolio commenced operations on May 1, 1999. Index comparisons begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 71.4%
Communications 1.7%
Telephone / Communications
JDS Uniphase Corp.*	21,660	189,092
Time Warner Telecom, Inc. "A"*	58,300	1,031,327
		1,220,419
Consumer Discretionary 1.4%
Recreational Products
Harley-Davidson, Inc.	17,700	961,287
Consumer Staples 0.4%
Package Goods / Cosmetics
Estee Lauder Companies, Inc. "A"	9,200	294,952
Durables 0.9%
Telecommunications Equipment
Sonus Networks, Inc.*	16,200	74,844
Spectrasite Holdings, Inc.*	152,400	547,116
		621,960
Energy 6.4%
Oil & Gas Production 5.5%
Anadarko Petroleum Corp.	11,100	631,035
EOG Resources, Inc.	29,400	1,149,834
Nabors Industries, Inc.*	34,500	1,184,385
Talisman Energy, Inc.	24,300	923,461
		3,888,715
Oilfield Services / Equipment 0.9%
Precision Drilling Corp. "A"*	24,900	642,918
Financial 3.2%
Banks 2.3%
State Street Corp.	31,000	1,619,750
Insurance 0.9%
Progressive Corp.	4,100	612,130
Health 8.6%
Health Industry Services 0.8%
DaVita, Inc.*	23,500	574,575
Medical Supply & Specialty 5.6%
Andrx Group*	31,100	2,189,751
Medtronic, Inc.	22,998	1,177,728
Waters Corp.*	14,600	565,749
		3,933,228
	Shares	Value ($)
Pharmaceuticals 2.2%
Biovail Corp.*	22,500	1,265,625
Teva Pharmaceutical Industries Ltd. (ADR)	5,000	308,150
		1,573,775
Manufacturing 0.7%
Electrical Products
Nanometrics, Inc.*	25,400	492,760
Media 1.8%
Broadcasting & Entertainment
Univision Communication, Inc.*	19,100	772,786
Viacom, Inc. "B"*	11,706	516,820
		1,289,606
Service Industries 8.0%
EDP Services 3.8%
Automatic Data Processing, Inc.	12,100	712,690
Fiserv, Inc.*	46,600	1,972,112
		2,684,802
Miscellaneous Commercial Services 2.6%
Paychex, Inc.	37,300	1,306,992
Plexus Corp.*	19,600	520,576
		1,827,568
Printing / Publishing 1.6%
Dow Jones & Co., Inc.	21,100	1,154,803
Technology 33.2%
Computer Software 13.1%
BEA Systems, Inc.*	23,900	368,299
Check Point Software Technologies Ltd.*	40,000	1,595,600
Comverse Technologies, Inc.*	12,500	279,625
Intuit, Inc.*	32,800	1,402,528
Microsoft Corp.*	25,400	1,683,258
PDF Solutions, Inc.*	19,000	399,000
PeopleSoft, Inc.*	38,600	1,551,720
RSA Security, Inc.*	26,150	456,579
SAP AG (ADR)	15,900	507,687
Verity, Inc.*	50,000	1,012,500
		9,256,796
Diverse Electronic Products 0.9%
Teradyne, Inc.*	22,400	675,136
	Shares	Value ($)
EDP Peripherals 7.6%
Brocade Communications Systems, Inc.*	16,100	533,232
EMC Corp.*	25,900	348,096
Mercury Interactive Corp.*	42,400	1,440,752
Network Appliance, Inc.*	24,600	538,002
Symbol Technologies, Inc.	157,675	2,503,879
		5,363,961
Electronic Components / Distributors 1.2%
Applied Micro Circuits Corp.*	20,800	235,456
Sandisk Corp.*	13,000	187,200
Vishay Intertechnology, Inc.*	21,500	419,250
		841,906
Precision Instruments 0.8%
Molecular Devices Corp.*	6,800	141,916
Photon Dynamics, Inc.*	9,900	451,935
		593,851
Semiconductors 8.6%
Analog Devices, Inc.*	22,500	998,775
Cirrus Logic, Inc.*	12,600	166,572
Elantec Semiconductor, Inc.*	12,400	476,160
Linear Technology Corp.	25,900	1,011,136
Microchip Technology, Inc.*	20,200	782,548
Micron Technology, Inc.*	12,800	396,800
Pericom Semiconductor Corp.*	44,300	642,350
QLogic Corp.*	13,700	609,787
Silicon Storage Technology, Inc.*	60,700	585,148
	Shares	Value ($)
Siliconix, Inc.*	2,000	54,840
Vitesse Semiconductor Corp.*	26,200	326,452
		6,050,568
Telecommunications Equipment 1.0%
Cisco Systems, Inc.*	38,400	695,424
Transportation 0.6%
Air Freight
EGL, Inc.*	32,100	447,795
Other 4.5%
Midcap SPDR Trust Series 1	13,900	1,289,920
Standard & Poor's 500 Depository Receipt Trust	16,200	1,850,526
		3,140,446
Total Common Stocks (Cost $65,648,096)		50,459,131

	Principal Amount ($)	Value ($)
Short-Term Investments 14.2%
Federal Home Loan Bank, 1.67% (b) 1/9/2002 (Cost $9,996,289)	10,000,000	9,996,690

Cash Equivalents 14.4%
Zurich Scudder Cash Management QP Trust, 2.05% (c) (Cost $10,176,511)	10,176,511	10,176,511
Total Investment Portfolio - 100.0% (Cost $85,820,896) (a)		70,632,332

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $85,915,429. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $15,283,097. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,102,628 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,385,725.
(b) Annualized yield at time of purchase; not a coupon rate.
(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $85,820,896)	$ 70,632,332
Cash	10,000
Foreign currency, at value (cost $3,892)	3,892
Dividends receivable	8,151
Interest receivable	16,171
Receivable for Portfolio shares sold	59,827
Total assets	70,730,373
Liabilities
Payable for investments purchased	16,156
Payable for Portfolio shares redeemed	135,997
Accrued management fee	45,837
Other accrued expenses and payables	25,829
Total liabilities	223,819
Net assets, at value	$ 70,506,554
Net Assets
Net assets consist of: Undistributed net investment income (loss)	221,556
Net unrealized appreciation (depreciation) on investments	(15,188,564)
Accumulated net realized gain (loss)	(9,191,851)
Paid-in capital	94,665,413
Net assets, at value	$ 70,506,554
Net Asset Value and redemption price per share ($70,506,554 / 6,898,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,613)	$ 81,002
Interest	848,093
Total Income	929,095
Expenses: Management fee	483,759
Custodian and accounting fees	33,886
Auditing	11,507
Legal	3,750
Trustees' fees and expenses	3,823
Reports to shareholders	13,585
Other	2,348
Total expenses, before expense reductions	552,658
Expense reductions	(658)
Total expenses, after expense reductions	552,000
Net investment income (loss)	377,095
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,894,213)
Foreign currency related transactions	(46)
(4,894,259)
Net unrealized appreciation (depreciation) during the period on investments	(11,620,364)
Net gain (loss) on investment transactions	(16,514,623)
Net increase (decrease) in net assets resulting from operations	$ (16,137,528)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 377,095	$ 526,610
Net realized gain (loss) on investment transactions	(4,894,259)	(4,288,644)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,620,364)	(5,179,723)
Net increase (decrease) in net assets resulting from operations	(16,137,528)	(8,941,757)
Distributions to shareholders from: Net investment income	(652,558)	-
Net realized gains	-	(196,026)
Portfolio share transactions: Proceeds from shares sold	32,965,142	66,329,439
Reinvestment of distributions	652,558	196,026
Cost of shares redeemed	(12,188,961)	(3,189,803)
Net increase (decrease) in net assets from Portfolio share transactions	21,428,739	63,335,662
Increase (decrease) in net assets	4,638,653	54,197,879
Net assets at beginning of period	65,867,901	11,670,022
Net assets at end of period (including undistributed net investment income of $221,556 and $497,066, respectively)	$ 70,506,554	$ 65,867,901
Other Information[a]
Shares outstanding at beginning of period	4,990,960	834,228
Shares sold	3,006,544	4,357,405
Shares issued to shareholders in reinvestment of distributions	62,858	12,110
Shares redeemed	(1,161,663)	(212,783)
Net increase (decrease) in Portfolio shares	1,907,739	4,156,732
Shares outstanding at end of period	6,898,699	4,990,960

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(2.92)	(.87)	3.93
Total from investment operations	(2.86)	(.69)	3.99
Less distributions from: Net investment income	(.12)	-	-
Net realized gains on investment transactions	-	(.10)	-
Total distributions	(.12)	(.10)	-
Net asset value, end of period	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	(21.76)	(4.96)	39.89d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	66	12
Ratio of expenses before expense reductions (%)	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.86	.94	.50*
Ratio of net investment income (loss) (%)	.58	1.22	.80*
Portfolio turnover rate (%)	42	103	90*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Blue Chip Portfolio

Scudder Blue Chip Portfolio lost 15.81 percent in 2001. By comparison, the portfolio's benchmark, the Standard & Poor's 500, lost 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. We attribute the portfolio's underperformance to its large growth orientation and lack of value stocks, which outperformed growth stocks in the first 10 months of the year.

We structured the portfolio defensively at the start of the period by increasing exposure to health care and financial stocks and reducing exposure to technology. This defensive posture helped as technology continued to struggle and health care gained. We took on a more aggressive technology stance in April, which helped as many technology companies gained ground. In July we marginally reduced our technology position. To reduce risk, we kept it well diversified with the more "defensive" technology companies, such as IBM and Microsoft. This was extremely helpful as stocks plummeted in the wake of the September 11 tragedy. Our retail and media stocks - which we had been building in anticipation of an improving economy - however, suffered as it became clear that the any hopes for a quick recovery were gone.

We are optimistic that the economy will improve in 2002 and have begun positioning the portfolio more aggressively. We've trimmed defensive stocks and added to issues that we believe might benefit from improved economic growth. Although we're heartened by the fourth quarter stock market rally, we believe a full economic and market recovery will take a while to work through. With the portfolio's more aggressive structure, however, we believe it is well positioned to benefit from any improvement in the economy and markets.

Tracy McCormick
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2001
-- Scudder Blue Chip Portfolio -- S&P 500 Index - - - Russell 1000 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Blue Chip Portfolio	-15.81%	-.95%	4.61%	(Since 5/1/1997)

* The Portfolio commenced operations on May 1, 1997. Index comparisons begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.3%
Communications 3.1%
Telephone / Communications
BellSouth Corp.	60,000	2,289,000
JDS Uniphase Corp.*	120,000	1,047,600
Verizon Communications, Inc.	85,000	4,034,100
		7,370,700
Consumer Discretionary 10.5%
Department & Chain Stores 8.3%
Federated Department Stores, Inc.*	42,900	1,754,610
Home Depot, Inc.	58,000	2,958,580
Kohl's Corp.*	35,500	2,500,620
Lowe's Companies, Inc.	50,000	2,320,500
Target Corp.	63,000	2,586,150
TJX Companies, Inc.	52,000	2,072,720
Wal-Mart Stores, Inc.	99,800	5,743,490
		19,936,670
Hotels & Casinos 0.8%
MGM Mirage, Inc.*	64,000	1,847,680
Recreational Products 0.8%
Harley-Davidson, Inc.	35,000	1,900,850
Specialty Retail 0.6%
Office Depot, Inc.*	75,000	1,390,500
Consumer Staples 6.5%
Alcohol & Tobacco 0.9%
Philip Morris Companies, Inc.	46,000	2,109,100
Food & Beverage 3.2%
Hershey Foods Corp.	21,000	1,421,700
Kraft Foods, Inc. "A"	59,000	2,007,770
PepsiCo, Inc.	85,900	4,182,471
		7,611,941
Package Goods / Cosmetics 2.4%
Colgate-Palmolive Co.	45,000	2,598,750
Procter & Gamble Co.	39,500	3,125,635
		5,724,385
Durables 0.4%
Aerospace
Lockheed Martin Corp.	23,000	1,073,410
Energy 5.9%
Oil & Gas Production 4.4%
Burlington Resources, Inc.	30,000	1,126,200
Exxon Mobil Corp.	165,540	6,505,722
	Shares	Value ($)
Royal Dutch Petroleum Co.	60,000	2,941,200
		10,573,122
Oil Companies 1.0%
BP PLC (ADR)	51,100	2,376,661
Oilfield Services / Equipment 0.5%
Schlumberger Ltd.	23,000	1,263,850
Financial 14.1%
Banks 4.0%
Fifth Third Bancorp	35,000	2,155,300
J.P. Morgan Chase & Co.	65,000	2,362,750
Mellon Financial Corp.	75,000	2,821,500
Wells Fargo & Co.	50,000	2,172,500
		9,512,050
Consumer Finance 4.5%
American Express Co.	70,000	2,498,300
Citigroup, Inc.	120,000	6,057,600
Household International, Inc.	36,799	2,132,134
		10,688,034
Insurance 5.2%
American International Group, Inc.	52,812	4,193,273
Hartford Financial Services Group, Inc.	48,000	3,015,840
Jefferson-Pilot Corp.	39,525	1,828,822
MetLife, Inc.	50,000	1,584,000
XL Capital Ltd. "A"	20,000	1,827,200
		12,449,135
Other Financial Companies 0.4%
Fannie Mae	13,000	1,033,500
Health 16.5%
Biotechnology 2.2%
Amgen, Inc.*	32,000	1,806,080
Biogen, Inc.*	20,000	1,147,000
Genentech, Inc.*	18,000	976,500
MedImmune, Inc.*	30,000	1,390,500
		5,320,080
Health Industry Services 2.1%
Laboratory Corp. of America Holdings*	27,000	2,182,950
McKesson Corp.	78,000	2,917,200
		5,100,150
Medical Supply & Specialty 6.5%
Abbott Laboratories	77,000	4,292,749
Medtronic, Inc.	50,000	2,560,500
Johnson & Johnson	100,482	5,938,486
	Shares	Value ($)
Zimmer Holdings, Inc.*	92,000	2,809,680
		15,601,415
Pharmaceuticals 5.7%
American Home Products Corp.	53,500	3,282,760
Bristol-Myers Squibb Co.	31,000	1,581,000
Eli Lilly & Co.	21,000	1,649,340
Pfizer, Inc.	150,250	5,987,463
Pharmacia Corp.	30,000	1,279,500
		13,780,063
Manufacturing 12.9%
Chemicals 3.1%
PPG Industries, Inc.	69,000	3,568,680
Praxair, Inc.	70,000	3,867,500
		7,436,180
Diversified Manufacturing 8.0%
Eaton Corp.	31,000	2,306,710
General Electric Co.	143,800	5,763,504
Illinois Tool Works, Inc.	52,500	3,555,300
Minnesota Mining & Manufacturing Co.	30,000	3,546,300
Tyco International Ltd.	66,500	3,916,850
		19,088,664
Machinery / Components / Controls 1.8%
Johnson Controls, Inc.	24,000	1,938,000
Parker-Hannifin Corp.	53,000	2,433,230
		4,371,230
Media 3.5%
Advertising 0.8%
Omnicom Group, Inc.	21,000	1,876,350
Broadcasting & Entertainment 1.7%
Cox Communications, Inc. "A"*	46,000	1,927,860
Viacom, Inc. "B"*	48,051	2,121,452
		4,049,312
Print Media 1.0%
Tribune Co.	62,100	2,324,403
Service Industries 1.9%
Investment 1.1%
Goldman Sachs Group, Inc.	29,000	2,689,750
Miscellaneous Commercial Services 0.8%
Convergys Corp.*	50,000	1,874,500
	Shares	Value ($)
Technology 17.9%
Computer Software 5.1%
Check Point Software Technologies Ltd.*	29,000	1,156,810
Microsoft Corp.*	105,200	6,971,604
Oracle Corp.*	132,000	1,822,920
PeopleSoft, Inc.*	59,000	2,371,800
		12,323,134
Diverse Electronic Products 0.8%
Teradyne, Inc.*	65,000	1,959,100
EDP Peripherals 0.6%
EMC Corp.*	105,000	1,411,200
Electronic Components / Distributors 1.5%
Cisco Systems, Inc.*	200,000	3,622,000
Electronic Data Processing 3.0%
International Business Machines Corp.	44,400	5,370,624
Sun Microsystems, Inc.*	137,000	1,691,950
		7,062,574
Precision Instruments 0.7%
Agilent Technologies, Inc.*	60,000	1,710,600
Semiconductors 6.2%
Altera Corp.*	53,000	1,124,660
Analog Devices, Inc.*	43,000	1,908,770
Intel Corp.	154,800	4,868,460
Linear Technology Corp.	54,000	2,108,160
Novellus Systems, Inc.*	40,000	1,578,000
Sanmina Corp.*	50,000	995,000
Texas Instruments, Inc.	83,000	2,324,000
		14,907,050
Transportation 3.1%
Air Freight 1.4%
United Parcel Service, Inc. "B"	60,000	3,270,000
Railroads 1.7%
Union Pacific Corp.	72,500	4,132,500
Total Common Stocks (Cost $212,127,787)		230,771,843
	Principal Amount ($)	Value ($)
Cash Equivalents 3.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $8,815,136)	8,815,136	8,815,136
Total Investment Portfolio - 100.0% (Cost $220,942,923) (a)		239,586,979

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $223,213,178. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $16,373,801. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,810,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,436,208.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $220,942,923)	$ 239,586,979
Dividends receivable	187,987
Interest receivable	15,302
Receivable for Portfolio shares sold	402,029
Total assets	240,192,297
Liabilities
Payable for investments purchased	334,669
Payable for Portfolio shares redeemed	3,343
Accrued management fee	133,030
Other accrued expenses and payables	51,466
Total liabilities	522,508
Net assets, at value	$ 239,669,789
Net Assets
Net assets consist of: Undistributed net investment income (loss)	717,086
Net unrealized appreciation (depreciation) on investments	18,644,056
Accumulated net realized gain (loss)	(41,116,999)
Paid-in capital	261,425,646
Net assets, at value	$ 239,669,789
Net Asset Value and redemption price per share ($239,669,789 / 19,851,259 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,733)	$ 2,029,500
Interest	450,941
Total Income	2,480,441
Expenses: Management fee	1,442,334
Custodian fees	13,101
Auditing	31,464
Legal	11,514
Trustees' fees and expenses	12,930
Reports to shareholders	20,178
Other	8,397
Total expenses, before expense reductions	1,539,918
Expense reductions	(399)
Total expenses, after expense reductions	1,539,519
Net investment income (loss)	940,922
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(34,639,379)
Net unrealized appreciation (depreciation) during the period on investments	(4,738,753)
Net gain (loss) on investment transactions	(39,378,132)
Net increase (decrease) in net assets resulting from operations	$ (38,437,210)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 940,922	$ 936,474
Net realized gain (loss) on investment transactions	(34,639,379)	(4,444,806)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,738,753)	(14,673,131)
Net increase (decrease) in net assets resulting from operations	(38,437,210)	(18,181,463)
Distributions to shareholders from: Net investment income	(975,786)	(776,598)
Portfolio share transactions: Proceeds from shares sold	69,494,725	73,308,117
Reinvestment of distributions	975,786	776,598
Cost of shares redeemed	(19,446,054)	(12,484,482)
Net increase (decrease) in net assets from Portfolio share transactions	51,024,457	61,600,233
Increase (decrease) in net assets	11,611,461	42,642,172
Net assets at beginning of period	228,058,328	185,416,156
Net assets at end of period (including undistributed net investment income of $717,086 and $751,950, respectively)	$ 239,669,789	$ 228,058,328
Other Information[a]
Shares outstanding at beginning of period	15,830,661	11,817,153
Shares sold	5,517,335	4,787,117
Shares issued to shareholders in reinvestment of distributions	78,578	48,747
Shares redeemed	(1,575,315)	(822,356)
Net increase (decrease) in Portfolio shares	4,020,598	4,013,508
Shares outstanding at end of period	19,851,259	15,830,661

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.41	$ 15.69	$ 12.60	$ 11.15	$ 10.00
Income (loss) from investment operations: Net investment income	.05[c]	.07[c]	.09[c]	.10	.17
Net realized and unrealized gain (loss) on investment transactions	(2.33)	(1.29)	3.08	1.45	.98
Total from investment operations	(2.28)	(1.22)	3.17	1.55	1.15
Less distributions from: Net investment income	(.06)	(.06)	(.08)	(.10)	-
Total distributions	(.06)	(.06)	(.08)	(.10)	-
Net asset value, end of period	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15
Total Return (%)	(15.81)	(7.84)	25.24	13.84	11.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	228	185	78	5
Ratio of expenses before expense reductions (%)	.69	.71	.71	.76	.95*
Ratio of expenses after expense reductions (%)	.69	.71	.70	.76	.95*
Ratio of net investment income (loss) (%)	.42	.44	.67	1.18	2.07*
Portfolio turnover rate (%)	118	86	64	102	78*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period May 1, 1997 (commencement of operations) to December 31, 1997.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Contrarian Value Portfolio

Last year was an extremely difficult one for investors. Although nearly all stocks lost ground, large value stocks weathered the storm much better than their growth counterparts. For the 12 months ended December 31, 2001, Scudder Contrarian Value Portfolio gained 1.87 percent, far surpassing the Standard & Poor's 500, which lost 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. Our commitment to the contrarian philosophy and strict adherence to our disciplined value investment process is what enabled us to outperform even in this difficult market environment.

Financials remained the portfolio's largest industry stake, but we strategically reduced positions in longtime holdings that had appreciated greatly. Notably, we pared down our holdings in Fannie Mae and Freddie Mac to book gains. We sold positions in Washington Mutual, which was nearing an all-time high, and in some property and casualty companies. We increased the portfolio's position in industrial stocks and began to build a tech position for the portfolio in early 2001. We sought out what we believed would be the technology survivors and purchased the dominant names in their respective businesses. Our investment in tech was early and declined after our initial purchase, but we believe that our investment process has helped us to uncover names with the strongest probability of success - those with higher revenue, earnings and stock price potential.

It is our contention that the Fed's efforts to spur economic growth, together with additional federal stimulus, should result in an economic recovery beginning in the first half of 2002. We will continue to stick to our contrarian discipline by seeking quality companies with earnings growth and dividend yields above the market and price-to-earnings ratios below the market.

Thomas F. Sassi
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Contrarian Value Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Contrarian Value Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Contrarian Value Portfolio	1.87%	2.02%	10.55%	12.38%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparison begins April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Contrarian Value Portfolio

	Shares	Value ($)
Common Stocks 89.5%
Communications 1.3%
Telephone / Communications
WorldCom, Inc.*	245,000	3,449,600
Construction 1.6%
Building Products
Masco Corp.	169,000	4,140,500
Consumer Discretionary 10.6%
Department & Chain Stores 6.2%
Federated Department Stores, Inc.*	66,000	2,699,400
Gap, Inc.	95,000	1,324,300
Nordstrom, Inc.	220,000	4,450,600
The Limited, Inc.	278,000	4,092,160
The May Department Stores Co.	100,000	3,698,000
		16,264,460
Home Furnishings 1.8%
Newell Rubbermaid, Inc.	168,700	4,651,059
Restaurants 2.6%
McDonald's Corp.	259,000	6,855,730
Consumer Staples 9.8%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	34,500	1,581,825
Food & Beverage 6.9%
Albertson's, Inc.	113,000	3,558,370
Campbell Soup Co.	80,000	2,389,600
ConAgra, Inc.	158,700	3,772,299
H.J. Heinz Co.	53,200	2,187,584
Sara Lee Corp.	276,800	6,153,264
		18,061,117
Package Goods / Cosmetics 1.5%
Procter & Gamble Co.	48,500	3,837,805
Textiles 0.8%
VF Corp.	55,000	2,145,550
Durables 2.6%
Aerospace 0.9%
United Technologies Corp.	35,000	2,262,050
Automobiles 1.0%
Dana Corp.	190,600	2,645,528
Telecommunications Equipment 0.7%
Lucent Technologies, Inc.	290,000	1,824,100
Energy 8.2%
Oil & Gas Production 3.5%
Exxon Mobil Corp.	231,200	9,086,160
	Shares	Value ($)
Oil / Gas Transmission 0.5%
Williams Companies, Inc.	50,000	1,276,000
Oil Companies 4.2%
BP PLC (ADR)	118,944	5,532,085
ChevronTexaco Corp.	30,000	2,688,300
Phillips Petroleum Co.	45,000	2,711,700
		10,932,085
Financial 21.7%
Banks 12.5%
AmSouth Bancorp.	230,000	4,347,000
Bank of America Corp.	79,906	5,030,083
FleetBoston Financial Corp.	55,000	2,007,500
J.P. Morgan Chase & Co.	96,700	3,515,045
KeyCorp	234,000	5,695,560
National City Corp.	78,000	2,280,720
SunTrust Banks, Inc.	26,500	1,661,550
Wachovia Corp.	256,100	8,031,296
		32,568,754
Insurance 1.5%
Jefferson-Pilot Corp.	35,000	1,619,450
MGIC Investment Corp.	38,000	2,345,360
		3,964,810
Other Financial Companies 6.3%
Fannie Mae	76,600	6,089,700
Freddie Mac	86,600	5,663,640
Standard & Poor's 500 Depository Receipt Trust	42,000	4,797,660
		16,551,000
Real Estate 1.4%
Post Properties, Inc.	101,500	3,604,265
Health 5.6%
Medical Supply & Specialty 1.4%
Becton, Dickinson & Co.	107,500	3,563,625
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	122,900	6,267,900
Merck & Co., Inc.	81,500	4,792,200
		11,060,100
Manufacturing 10.3%
Chemicals 1.1%
Dow Chemical Co.	85,000	2,871,300
Containers & Paper 2.8%
Sonoco Products Co.	278,200	7,394,556
Diversified Manufacturing 2.3%
Honeywell International, Inc.	98,100	3,317,742
	Shares	Value ($)
Textron, Inc.	65,600	2,719,776
		6,037,518
Electrical Products 1.4%
Emerson Electric Co.	64,000	3,654,400
Industrial Specialty 1.0%
Avery Dennison Corp.	47,000	2,656,910
Machinery / Components / Controls 1.7%
Pitney Bowes, Inc.	114,800	4,317,628
Media 1.7%
Print Media
Gannett Co., Inc.	64,700	4,349,781
Service Industries 1.5%
Printing / Publishing
Equifax, Inc.	164,000	3,960,600
Technology 12.4%
Computer Software 1.1%
Adobe Systems, Inc.	94,000	2,918,700
Diverse Electronic Products 2.9%
Dell Computer Corp.*	50,500	1,372,590
Diebold, Inc.	151,000	6,106,440
		7,479,030
	Shares	Value ($)
Electronic Data Processing 2.5%
Compaq Computer Corp.	294,700	2,876,272
Hewlett-Packard Co.	170,000	3,491,800
		6,368,072
Military Electronics 1.1%
Raytheon Co.	91,500	2,971,005
Semiconductors 4.8%
Applied Materials, Inc.*	87,000	3,488,700
Intel Corp.	225,000	7,076,250
Sanmina Corp.*	103,712	2,063,869
		12,628,819
Transportation 2.2%
Air Freight 1.7%
FedEx Corp.*	85,000	4,409,800
Railroads 0.5%
Burlington Northern Santa Fe Corp.	45,000	1,283,850
Total Common Stocks (Cost $227,557,873)		233,628,092
	Principal Amount ($)	Value ($)
Cash Equivalents 10.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $27,291,709)	27,291,709	27,291,709
Total Investment Portfolio - 100.0% (Cost $254,849,582) (a)		260,919,801

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $255,262,643. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,657,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,763,476 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,106,318.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $254,849,582)	$ 260,919,801
Dividends receivable	371,962
Interest receivable	52,163
Receivable for Portfolio shares sold	258,484
Total assets	261,602,410
Liabilities
Payable for investments purchased	4,340,860
Payable for Portfolio shares redeemed	157,804
Accrued management fee	160,415
Other accrued expenses and payables	59,476
Total liabilities	4,718,555
Net assets, at value	$ 256,883,855
Net Assets
Net assets consist of: Undistributed net investment income (loss)	$ 3,617,274
Net unrealized appreciation (depreciation) on investments	6,070,219
Accumulated net realized gain (loss)	(22,501,393)
Paid-in capital	269,697,755
Net assets, at value	$ 256,883,855
Net Asset Value and redemption price per share ($256,883,855 / 19,168,291 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,627)	$ 4,819,489
Interest	980,676
Total Income	5,800,165
Expenses: Management fee	1,710,166
Custodian fees	12,315
Auditing	31,769
Legal	14,208
Trustees' fees and expenses	15,782
Reports to shareholders	17,223
Other	11,604
Total expenses, before expense reductions	1,813,067
Expense reductions	(54)
Total expenses, after expense reductions	1,813,013
Net investment income (loss)	3,987,152
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	(1,618,134)
Net unrealized appreciation (depreciation) during the period on investments	1,859,513
Net gain (loss) on investment transactions	241,379
Net increase (decrease) in net assets resulting from operations	$ 4,228,531

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 3,987,152	$ 5,066,929
Net realized gain (loss) on investment transactions	(1,618,134)	(20,825,554)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,859,513	42,845,912
Net increase (decrease) in net assets resulting from operations	4,228,531	27,087,287
Distributions to shareholders from: Net investment income	(3,893,591)	(5,694,925)
Net realized gains	-	(37,017,013)
Portfolio share transactions: Proceeds from shares sold	66,832,395	24,484,822
Reinvestment of distributions	3,893,591	42,711,938
Cost of shares redeemed	(33,531,994)	(69,632,226)
Net increase (decrease) in net assets from Portfolio share transactions	37,193,992	(2,435,466)
Increase (decrease) in net assets	37,528,932	(18,060,117)
Net assets at beginning of period	219,354,923	237,415,040
Net assets at end of period (including undistributed net investment income of $3,617,274 and $3,523,714, respectively)	$ 256,883,855	$ 219,354,923
Other Information[a]
Shares outstanding at beginning of period	16,365,480	16,152,846
Shares sold	5,066,173	2,011,041
Shares issued to shareholders in reinvestment of distributions	307,046	3,891,784
Shares redeemed	(2,570,408)	(5,690,191)
Net increase (decrease) in Portfolio shares	2,802,811	212,634
Shares outstanding at end of period	19,168,291	16,365,480

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 14.70	$ 17.57	$ 15.18	$ 11.74
Income (loss) from investment operations: Net investment income	.23[b]	.30[b]	.37[b]	.26	.31
Net realized and unrealized gain (loss) on investment transactions	.01	1.40	(1.94)	2.63	3.23
Total from investment operations	.24	1.70	(1.57)	2.89	3.54
Less distributions from: Net investment income	(.24)	(.40)	(.30)	(.10)	(.10)
Net realized gains on investment transactions	-	(2.60)	(1.00)	(.40)	-
Total distributions	(.24)	(3.00)	(1.30)	(.50)	(.10)
Net asset value, end of period	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18
Total Return (%)	1.87	16.13	(10.21)	19.26	30.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	219	237	264	162
Ratio of expenses before expense reductions (%)	.79	.80	.81	.78	.80
Ratio of expenses after expense reductions (%)	.79	.80	.80	.78	.80
Ratio of net investment income (loss) (%)	1.75	2.55	2.14	2.02	2.38
Portfolio turnover rate (%)	72	56	88	57	46

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Global Blue Chip Portfolio

In a difficult market environment, the portolio produced negative absolute performance but outperformed its unmanaged benchmark, the MSCI World Index, during 2001. This was largely due to the fact that at times when the market is not performing well, our focus on diversification and risk control tends to help performance. On the other hand, the portolio tends to lag at the times when the market is rallying sharply and being led by more aggressive stocks, as was the case during the fourth quarter. Overall, we believe this approach was instrumental in our navigation of the down market of the past two years.

In managing the portolio, we look for important themes driving the global economy, and then invest in well-managed, fundamentally sound companies consistent with these themes. The themes that currently make up the portfolio are based on our broad strategic view that slower economic growth is forcing companies to compete for a larger share of a pie that is no longer expanding. And in a time of difficulty, many companies are seeking to reduce their capital investments and repair their balance sheets. We believe that in combination, these factors will contribute to lower investment returns. We have therefore maintained a focus on the types of companies we have been emphasizing throughout the year: those that derive profits from activities that do not require substantial investment in hard assets (and that instead exploit intellectual capital), companies whose size and balance sheet strength allow them to take advantage of the auction economy by lowering their profit margins to gain market share, raw materials producers that stand to benefit from reduced production capacity in their industries, Japanese firms that are embracing restructuring, and companies with assets that offer relatively stable, annuity-like returns. Looking ahead, we believe that this defensive positioning is prudent given the continued geopolitical risks to the global markets.

William E. Holzer
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2001
-- Scudder Global Blue Chip Portfolio -- MSCI World Index - - - S&P 500 Index

The MSCI World Index is an unmanaged index generally accepted as a benchmark for world equity markets. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Beginning with the next semiannual report the MSCI World Index, which better accommodates the Portfolio's objective of seeking long-term capital growth through investment in securities of companies throughout the world, will be shown instead of the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Global Blue Chip Portfolio	-15.48%	1.15%	0.36%	(Since 5/5/1998)

* The Portfolio commenced operations on May 5, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 93.1%
Australia 1.0%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	77,605	415,941
Brazil 0.9%
Aracruz Celulose SA (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	13,600	247,248
Companhia Vale do Rio Doce (ADR) (Preferred) (Operator of a diverse mining and industrial complex)	5,500	129,855
		377,103
Canada 6.8%
Alberta Energy Co., Ltd. (Producer of oil and gas)	16,100	608,503
Alcan, Inc. (Manufacturer of aluminum and finished products)	8,556	307,145
Barrick Gold Corp. (Explorer and producer of gold)	34,800	555,060
BCE, Inc. (Provider of telecommunication services)	18,203	411,740
Canadian National Railway Co. (Operator of a railroad network)	11,200	539,598
Placer Dome, Inc. (Miner of gold, silver and copper)	19,700	215,314
Potash Corp. of Saskatchewan, Inc. (Producer of potash, phosphate and nitrogen)	3,301	202,497
		2,839,857
France 5.6%
Aventis SA (Manufacturer of life science products)	8,960	636,959
Compagnie de Saint-Gobain (Manufacturer of glass)	2,782	420,339
Suez SA (Builder of water treatment plants)	16,587	502,712
Vinci SA (Builder of roads and provider of engineering and construction services)	7,137	418,932
Vivendi Universal SA (Operator of music, television and film, and telecommunications businesses)	6,971	382,158
		2,361,100
Germany 8.5%
BASF AG (Explorer and producer of oil, natural gas and chemicals)	6,977	260,278
Bayer AG (Producer of chemical products)	12,652	402,624
	Shares	Value ($)
Deutsche Lufthansa AG (Operator of international airline services)	6,792	91,421
Deutsche Post AG (Provider of mail delivery services)	29,271	404,429
E.On AG (Distributor of oil and chemicals)	7,550	393,036
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	3,379	127,861
KarstadtQuelle AG (Operator of department stores)	11,739	459,376
Man AG (Operator of a commodities trading company)	6,171	130,920
Metro AG (Operator of building, clothing, electronic and food stores)	9,333	328,618
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	2,127	578,282
RWE AG (Provider of various energy sources)	896	33,905
Schering AG (Producer of pharmaceuticals and industrial chemicals)	7,200	385,727
		3,596,477
Hong Kong 1.9%
Bank of East Asia Ltd. (Provider of banking services)	96,000	206,809
China Mobile Ltd.* (Provider of cellular telecommunication services)	105,600	371,702
CLP Holdings Ltd. (Generator and supplier of electricity)	54,000	206,001
		784,512
Italy 0.4%
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	15,500	173,814
Japan 9.7%
Canon, Inc. (Producer of visual image and information equipment)	12,000	411,152
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	7,000	80,779
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	26,000	136,094
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	6,400	271,306
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	3,000	77,490
	Shares	Value ($)
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	19,000	242,931
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	41,000	298,709
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	40,000	303,882
NEC Corp. (Manufacturer of telecommunication and computer equipment)	7,000	71,101
Nikko Cordial Corp. (Provider of financial services)	16,000	71,108
Nomura Holdings, Inc. (Provider of financial services)	15,000	191,446
NTT DoCoMo, Inc. (Provider of telecommunication services and equipment)	19	222,290
Sankyo Co., Ltd. (Manufacturer of pharmaceuticals)	14,000	238,775
Sony Corp. (Manufacturer of consumer electronic products)	8,500	386,804
Sumitomo Mitsui Banking Corp. (Provider of banking services)	800	3,373
Teijin Ltd. (Manufacturer of polyester products)	99,000	378,310
Toshiba Corp. (Manufacturer of general electronics)	36,000	123,072
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	3,300	230,647
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	12,000	315,430
		4,054,699
Netherlands 0.7%
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,667	310,649
Peru 0.3%
Compania de Minas Buenaventura SA "B" (ADR) (Explorer of gold, silver, zinc and other metals)	5,500	114,015
Singapore 0.3%
DBS Group Holdings Ltd. (Provider of financial services)	17,000	127,051
South Africa 1.0%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	5,400	197,100
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	4,700	216,200
		413,300
	Shares	Value ($)
Switzerland 4.9%
ABB Ltd.* (Manufacturer of equipment and offerer of construction and financial services)	37,159	358,677
Nestle SA (Registered) (Producer and seller of food products)	2,053	438,442
Roche Holding AG* (Developer of pharmaceutical and chemical products)	5,001	357,516
Swiss Re (Provider of reinsurance, insurance and banking services)	4,617	465,154
Syngenta AG* (Producer of seeds and chemicals)	8,085	419,468
		2,039,257
United Kingdom 11.4%
BOC Group PLC (Producer of chemical products)	30,137	465,154
GlaxoSmithKline PLC (Developer of vaccines, prescriptions and over-the-counter medicines)	18,556	465,544
Great Universal Stores PLC "A" (Operator of catalog home shopping, retailing, finance and property investment services)	50,328	472,673
National Grid Group PLC (Owner and operator of electric transmission systems)	69,292	431,835
Pearson PLC (Operator of a diversified media and entertainment holding company)	38,274	440,830
Railtrack Group PLC (Operator of railway infrastructure)	54,206	0
Reuters Group PLC (Provider of international news and information)	48,827	483,460
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	38,588	739,434
Royal & Sun Alliance Insurance Group PLC (Operator of a multiline insurance holding company)	31,086	178,681
Scottish Power PLC (Provider of electrical power)	37,173	205,685
Shell Transport & Trading PLC (Explorer and producer of oil and gas)	63,081	433,543
Vodafone Group PLC (Provider of mobile telecommunication services)	182,507	477,683
		4,794,522
United States 39.7%
Allegheny Energy, Inc. (Provider of electric and gas power)	11,700	423,774
	Shares	Value ($)
American Home Products Corp. (Manufacturer and retailer of pharmaceuticals and consumer health care products)	9,200	564,512
American International Group, Inc. (Provider of insurance services)	5,000	397,000
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	16,300	926,655
AOL Time Warner, Inc.* (Provider of entertainment, news and Internet brands)	12,300	394,830
AT&T Corp. (Provider of telecommunication services)	23,600	428,104
Automatic Data Processing, Inc. (Provider of various data processing services)	7,400	435,860
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	11,300	429,400
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	13,100	491,774
Calpine Corp.* (Operator of power generation facilities)	29,700	498,663
Chubb Corp. (Provider of property and casualty insurance services)	6,100	420,900
Comcast Corp. "A"* (Provider of cable television, sound and telecommunication systems)	13,200	475,200
eBay, Inc.* (Provider of on-line auction services)	800	53,520
Edison International* (Operator of an electric utility company)	27,700	418,270
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	3,300	197,835
Electronic Data Systems Corp. (Provider of information technology systems)	9,100	623,805
EMC Corp.* (Provider of enterprise storage systems, software, networks and services)	24,500	329,280
Exelon Corp. (Distributor of electricity and gas)	12,275	587,727
Exxon Mobil Corp. (Explorer and producer of oil and gas)	10,900	428,370
FPL Group, Inc. (Provider of electric energy)	5,200	293,280
Genzyme Corp.* (Operator of a diversified, integrated human health care company)	2,400	143,664
Guidant Corp.* (Developer and manufacturer of products used in minimally invasive surgery)	4,600	229,080
Hewlett-Packard Co. (Provider of imaging and printing systems and information technology services)	9,600	197,184
	Shares	Value ($)
Human Genome Sciences, Inc.* (Developer of proprietary pharmaceutical and diagnostic products)	5,400	182,088
Immunex Corp.* (Developer of biopharmaceutical products)	22,900	634,559
Intel Corp. (Designer, manufacturer, and seller of computer components and related products)	13,100	411,995
International Business Machines Corp. (Manufacturer of computers and servicer of information processing units)	2,800	338,688
International Paper Co. (Manufacturer of paper, pulp and wood products)	7,800	314,730
Intuit, Inc.* (Provider of financial software for households and small businesses)	8,000	342,080
KPMG Consulting, Inc.* (Provider of consulting services)	14,200	235,294
Liberty Media Corp. "A"* (Owner of interests in video programming, communications and Internet businesses)	31,800	445,200
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	10,700	499,369
Microsoft Corp.* (Developer of computer software)	6,400	424,128
Nabors Industries, Inc.* (Contractor of land drilling)	5,000	171,650
Newmont Mining Corp. (Explorer and miner of gold)	16,000	305,760
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	8,100	488,106
ProLogis Trust (REIT) (Owner of global corporate distribution facilities)	18,500	397,935
Sabre Group Holdings, Inc. "A"* (Provider of online travel reservation capabilities)	18,600	787,710
St. Paul Companies, Inc. (Provider of insurance products and services)	6,300	277,011
Unocal Corp. (Explorer and producer of oil and gas)	6,800	245,276
UnumProvident Corp. (Provider of group disability and special risk insurance)	19,800	524,898
USEC, Inc. (Provider of enriched uranium products and services)	7,000	50,120
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	3,800	167,770
		16,633,054
Total Common Stocks (Cost $40,657,209)		39,035,351
	Principal Amount ($) (c)	Value ($)
Foreign Bonds - Non U.S.$ Denominated 3.8%
Germany
Bundesolbigation, 5.0%, 2/17/2006 (Cost $1,647,093)	EUR1,750,000	1,597,576

U.S. Government & Agencies 1.9%
United States
U.S. Treasury Note, 5.25%, 5/15/2004 (Cost $762,773)	750,000	781,995
	Principal Amount ($) (c)	Value ($)

Repurchase Agreements 1.2%
Salomon Smith Barney, 1.75%, to be repurchased at $500,049 on 1/2/2002 (b) (Cost $500,000)	500,000	500,000
Total Investment Portfolio - 100.0% (Cost $43,567,075) (a)		41,914,922

At December 31, 2001, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Manufacturing	$5,229,785	12.5%
Financial	5,181,547	12.4%
Energy	4,381,604	10.4%
Utilities	3,373,256	8.0%
Health	3,289,437	7.8%
Service Industries	3,254,725	7.8%
Technology	3,252,675	7.8%
Metals and Minerals	2,938,799	7.0%
Miscellaneous	2,379,571	5.7%
Media	2,305,988	5.5%
Communications	1,911,519	4.6%
Consumer Discretionary	1,260,667	3.0%
Consumer Staples	858,781	2.0%
Construction	666,180	1.6%
Transportation	631,019	1.5%
Durables	499,369	1.2%
Total	41,414,922	98.8%
Money Market Instruments	500,000	1.2%
Total Investment Portfolio	$41,914,922	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $43,748,934. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,834,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,616,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,450,509.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Principal amount stated in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $43,567,075)	$ 41,914,922
Cash	1,419,779
Foreign currency, at value, (cost $872,549)	860,201
Dividends receivable	40,889
Interest receivable	112,515
Receivable for Portfolio shares sold	90,009
Foreign taxes recoverable	15,454
Unrealized appreciation on forward currency exchange contracts	121,186
Total assets	44,574,955
Liabilities
Payable for Portfolio shares redeemed	345
Accrued management fee	39,844
Other accrued expenses and payables	77,013
Total liabilities	117,202
Net assets, at value	$ 44,457,753
Net Assets
Net assets consist of: Undistributed net investment income (loss)	243,658
Net unrealized appreciation (depreciation) on: Investments	(1,652,153)
Foreign currency related transactions	106,859
Accumulated net realized gain (loss)	(3,579,315)
Paid-in capital	49,338,704
Net assets, at value	$ 44,457,753
Net Asset Value and redemption price per share ($44,457,753 / 4,612,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,966)	$ 506,409
Interest	216,532
Total Income	722,941
Expenses: Management fee	360,873
Custodian and accounting fees	64,456
Auditing	4,453
Legal	2,891
Reports to shareholders	12,018
Other	1,493
Total expenses	446,184
Net investment income (loss)	276,757
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,836,491)
Foreign currency related transactions	6,438
(2,830,053)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,488,786)
Foreign currency related transactions	107,138
(3,381,648)
Net gain (loss) on investment transactions	(6,211,701)
Net increase (decrease) in net assets resulting from operations	$ (5,934,944)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 276,757	$ 73,720
Net realized gain (loss) on investment transactions	(2,830,053)	194,715
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,381,648)	(1,040,586)
Net increase (decrease) in net assets resulting from operations	(5,934,944)	(772,151)
Distributions to shareholders from: Net realized gains	(1,040,793)	(258,443)
Portfolio share transactions: Proceeds from shares sold	28,559,273	19,631,376
Reinvestment of distributions	1,040,793	258,443
Cost of shares redeemed	(11,551,197)	(2,883,628)
Net increase (decrease) in net assets from Portfolio share transactions	18,048,869	17,006,191
Increase (decrease) in net assets	11,073,132	15,975,597
Net assets at beginning of period	33,384,621	17,409,024
Net assets at end of period (including undistributed net investment income of $243,658 and $15,865, respectively)	$ 44,457,753	$ 33,384,621
Other Information[a]
Shares outstanding at beginning of period	2,826,231	1,406,829
Shares sold	2,838,959	1,641,664
Shares issued to shareholders in reinvestment of distributions	103,377	20,990
Shares redeemed	(1,155,842)	(243,252)
Net increase (decrease) in Portfolio shares	1,786,494	1,419,402
Shares outstanding at end of period	4,612,725	2,826,231

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 12.37	$ 9.79	$ 10.00
Income (loss) from investment operations: Net investment income	.08[c]	.03[c]	.04[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(1.90)	(.44)	2.57	(.24)
Total from investment operations	(1.82)	(.41)	2.61	(.21)
Less distributions from: Net investment income	-	-	(.03)	-
Net realized gains on investment transactions	(.35)	(.15)	-	-
Total distributions	(.35)	(.15)	(.03)	-
Net asset value, end of period	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Total Return (%)	(15.48)	(3.36)[d]	26.70[d]	(2.10)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	33	17	4
Ratio of expenses before expense reductions (%)	1.24	1.78	3.47	12.32*
Ratio of expenses after expense reductions (%)	1.24	1.50	1.56	1.56*
Ratio of net investment income (loss) (%)	.76	.28	.39	.91*
Portfolio turnover rate (%)	52	54	65	67*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Government Securities Portfolio

Prior to 2001, the Federal Reserve Board was still concerned about the potential for accelerating inflation and an economy that might be growing a little too fast. It had just completed a series of increases in short-term interest rates that left the overnight fed funds rate at 6.50 percent. That, combined with the Treasury's program of buying back longer-term debt, led to an "inverted yield curve," in which government bonds maturing in 10 years or more offered lower yields than shorter-term government notes. Then, in January of 2001, amid increasing signs of a slowing economy, the Fed began a series of interest rate cuts. By the end of the year, the fed funds rate was down to 1.75 percent, long-term government bonds were yielding more than short-term notes and the yield curve was once again "normal."

In this environment, the Scudder Government Securities Portfolio provided a total return of 7.48 percent, compared with an 8.25 percent return for its benchmark, the Salomon Brothers 30-Year Government National Mortgage Association (GNMA) Index, but ahead of the 7.35 percent return for the average GNMA fund as tracked by Lipper, Inc.

The portfolio had a near-neutral position in its yield curve exposure for much of the period, neither benefiting from nor being hurt by falling interest rates or a flattening yield curve. For most of the period, the portfolio was underweight, relative to its peers, in GNMA securities as refinancings by home owners contributed to weakness in the mortgage market; at one point, the portfolio's GNMA exposure was as low as 85 percent of assets, with the remainder invested in Treasuries. The Treasury market, meanwhile, was unable to sustain the strength it showed following the October announcement that the government would no longer issue 30-year bonds. The belief that an economic rebound could prompt the Fed to begin raising interest rates caused Treasury yields to soar in the final two months of the year. By the end of the period, the portfolio's GNMA exposure was at approximately 90 percent of assets, slightly underweight relative to its peers. We anticipate better relative performance from the mortgage market in coming months.

Scott E. Dolan
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Government Securities Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Government Securities Portfolio -- Salomon Brothers 30-year GNMA Index

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Government Securities Portfolio	7.48%	6.28%	6.96%	6.48%	(Since 9/3/1987)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)
U.S. Government & Agency Obligations 89.1%
U.S. Treasury Securities 6.1%
Bonds
5%, 8/15/2011	4,800,000	4,784,976
6.125%, 11/15/2027	1,000,000	1,048,280
6.25%, 8/15/2023	2,000,000	2,115,940
Note
3.5%, 11/15/2006	15,500,000	14,938,125
		22,887,321
Government National Mortgage Association 59.1%
Pass-through Certificates
5.5% with various maturities to 12/15/2031	3,000,299	2,864,326
6% with various maturities to 1/1/2032	16,168,611	15,964,823
6.5% with various maturities to 1/1/2032 (c)	65,419,694	65,787,561
7% with various maturities to 1/1/2032	69,879,123	71,552,422
7.5% with various maturities to 10/20/2031	36,156,491	37,462,865
8% with various maturities to 3/15/2031 (c)	23,789,557	24,976,855
8.5% with various maturities to 3/15/2031	3,189,165	3,388,818
9%, 8/15/2027	220,946	236,607
9.5% with various maturities to 12/15/2022	220,198	240,634
10% with various maturities to 3/15/2016	134,669	152,802
		222,627,713
Federal Home Loan Mortgage Corporation 17.5%
Pass-through Certificates
6% with various maturities to 1/1/2032 (c)(d)	22,587,693	22,265,382
6.5% with various maturities to 8/1/2031 (c)	19,552,400	19,646,042
7% with various maturities to 1/1/2032	23,072,347	23,609,354
7.5% with various maturities to 12/1/2030	297,332	307,168
	Principal Amount ($)	Value ($)
8%, 11/1/2030	112,285	117,791
8.5%, 7/1/2030	64,731	68,830
		66,014,567
Federal Housing Authority 0.1%
Pass-through Certificates
7.5%, 2/15/2022	7,944	8,288
8% with various maturities to 7/15/2022	306,053	325,536
8.5%, 3/15/2026	8,686	9,267
		343,091
Federal National Mortgage Association 6.3%
Pass-through Certificates
6% with various maturities to 1/1/2032 (d)	5,417,218	5,309,034
6.5% with various maturities to 1/1/2032	14,675,586	14,767,161
7% with various maturities to 1/1/2032 (c)	2,569,028	2,620,322
7.5% with various maturities to 6/1/2030	704,074	736,500
8%, 12/1/2024	177,585	186,551
		23,619,568
Total U.S. Government & Agency Obligations (Cost $334,635,742)		335,492,260

Repurchase Agreements 10.9%
Goldman Sachs & Co., 1.77%, to be repurchased at $41,004,032 on 1/2/2002* (Cost $41,000,000)	41,000,000	41,000,000

Cash Equivalents 0.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $59,035)	59,035	59,035
Total Investment Portfolio - 100.0% (Cost $375,694,777) (a)		376,551,295

Notes to Scudder Government Securities Portfolio of Investments

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $375,842,823. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $708,472. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,771,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,063,031.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
(c) When-issued or forward delivery securities (see the Notes to Financial Statements).
(d) Mortgage dollar roll.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $375,694,777)	$ 376,551,295
Cash	285,224
Receivable for investments sold	2,122,722
Receivable for when-issued and forward delivery securities	49,844,156
Interest receivable	1,605,587
Receivable for Portfolio shares sold	603,333
Total assets	431,012,317
Liabilities
Payable for investments purchased	28,849,482
Payable for when-issued and forward delivery securities	85,601,547
Payable for investments purchased - mortgage dollar rolls	11,054,500
Payable for Portfolio shares redeemed	83,530
Accrued management fee	141,905
Other accrued expenses and payables	57,953
Total liabilities	125,788,917
Net assets, at value	$ 305,223,400
Net Assets
Net assets consist of: Undistributed net investment income	10,988,348
Net unrealized appreciation (depreciation) on: Investments	856,518
Forward delivery pools	(360,641)
Accumulated net realized gain (loss)	(1,043,579)
Paid-in capital	294,782,754
Net assets, at value	$ 305,223,400
Net Asset Value and redemption price per share ($305,223,400 / 24,768,244 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 13,266,938
Expenses: Management fee	1,288,534
Custodian fees	24,575
Auditing	34,356
Legal	9,949
Trustees' fees and expenses	11,114
Reports to shareholders	26,416
Other	12,947
Total expenses, before expense reductions	1,407,891
Expense reductions	(983)
Total expenses, after expense reductions	1,406,908
Net investment income	11,860,030
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,048,728
Futures	216,634
5,265,362
Net unrealized appreciation (depreciation) during the period on: Investments	(1,461,408)
Futures	(196,117)
(1,657,525)
Net gain (loss) on investment transactions	3,607,837
Net increase (decrease) in net assets resulting from operations	$ 15,467,867

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 11,860,030	$ 9,257,799
Net realized gain (loss) on investment transactions	5,265,362	(1,003,928)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,657,525)	6,274,236
Net increase (decrease) in net assets resulting from operations	15,467,867	14,528,107
Distributions to shareholders from: Net investment income	(8,562,567)	(9,438,853)
Portfolio share transactions: Proceeds from shares sold	215,007,849	42,968,268
Reinvestment of distributions	8,562,567	9,438,853
Cost of shares redeemed	(77,005,299)	(52,132,339)
Net increase (decrease) in net assets from Portfolio share transactions	146,565,117	274,782
Increase (decrease) in net assets	153,470,417	5,364,036
Net assets at beginning of period	151,752,983	146,388,947
Net assets at end of period (including undistributed net investment income of $10,988,348 and $7,848,205, respectively)	$ 305,223,400	$ 151,752,983
Other Information[a]
Shares outstanding at beginning of period	12,690,900	12,662,528
Shares sold	17,709,116	3,738,828
Shares issued to shareholders in reinvestment of distributions	729,095	857,976
Shares redeemed	(6,360,867)	(4,568,432)
Net increase (decrease) in Portfolio shares	12,077,344	28,372
Shares outstanding at end of period	24,768,244	12,690,900

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[c]	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 11.56	$ 12.08	$ 12.07	$ 12.07
Income (loss) from investment operations: Net investment income	.61[b]	.75[b]	.72[b]	.62	.84
Net realized and unrealized gain (loss) on investment transactions	.25	.45	(.64)	.19	.16
Total from investment operations	.86	1.20	.08	.81	1.00
Less distributions from: Net investment income	(.50)	(.80)	(.60)	(.80)	(1.00)
Total distributions	(.50)	(.80)	(.60)	(.80)	(1.00)
Net asset value, end of period	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07
Total Return (%)	7.48	10.93	.68	7.03	8.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	152	146	123	87
Ratio of expenses before expense reductions (%)	.60	.61	.63	.65	.64
Ratio of expenses after expense reductions (%)	.60	.60	.63	.65	.64
Ratio of net investment income (loss) (%)	5.06	6.60	6.13	6.27	7.12
Portfolio turnover rate (%)	334	173	150	142	179

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Management Summary and Performance Update December 31, 2001

Scudder Growth Portfolio

Despite a strong fourth quarter, 2001 was a difficult year for investors in large-cap growth stocks. Continued economic weakness, declining corporate profitability and the shock of September 11 undermined stocks - particularly growth stocks. The market recovered, however, in October, on better-than-expected (albeit weak) third-quarter earnings reports and expectations of an economic rebound. But this advance was not enough to overcome what was, generally, a very weak year.

Investors, for the most part, favored cash, bonds and lower-volatility stocks in 2001. The broad market S&P 500 Index declined 11.88 percent. Value stocks - as measured by the Russell 1000 Value Index - fell 5.59 percent while the Russell 1000 Growth Index fell 20.42 percent. Scudder Growth Portfolio declined 22.34 percent in 2001.

For most of the year, we positioned the portfolio in a conservative stance relative to the Russell 1000 Growth Index. We held more health care, consumer staples and lower-volatility technology stocks and remained cautious after the events of September 11. In the fourth quarter, as portfolio fundamentals began to improve and an economic recovery looked more imminent, we began positioning the portfolio to be more economically-sensitive. We feel that the portfolio is now well-positioned for an economic recovery, and feel that growth stocks should benefit when the economy recovers.

As always, we make our portfolio adjustments within the context of our investment management disciplines. The portfolio remains diversified with exposure to a broad range of economic sectors. These sector weightings are held within +/- 5 percent of the benchmark, as we focus on picking the best companies and not trying to time the ups and downs of each sector. And we look for quality - quality in a company's management, products, balance sheet and earnings potential.

Despite the difficult year that just passed, we feel that the economy is headed in the right direction and that growth companies will once again post attractive returns. We are also confident that our investment process will assist us in locating companies, which, over time, should deliver superior returns and superior long-term results for the portfolio.

Gary A. Langbaum
Jesse Stuart
Co-lead Portfolio Managers
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Growth Portfolio -- Russell 1000 Growth Index - - - S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Growth Portfolio	-22.34%	-4.83%	3.78%	8.29%	(Since 12/9/1983)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Communications 2.2%
Cellular Telephone 1.1%
AT&T Wireless Services, Inc.*	304,200	4,371,354
Telephone / Communications 1.1%
WorldCom, Inc.*	338,500	4,766,080
Consumer Discretionary 7.6%
Department & Chain Stores
Home Depot, Inc.	284,025	14,488,115
Target Corp.	112,600	4,622,230
Wal-Mart Stores, Inc.	219,490	12,631,650
		31,741,995
Consumer Staples 4.7%
Food & Beverage 2.3%
PepsiCo, Inc.	203,050	9,886,505
Package Goods / Cosmetics 2.4%
Colgate-Palmolive Co.	172,840	9,981,510
Durables 1.9%
Aerospace 1.1%
United Technologies Corp.	71,700	4,633,971
Telecommunications Equipment 0.8%
Lucent Technologies, Inc.	508,600	3,199,094
Energy 1.4%
Oil & Gas Production
Nabors Industries, Inc.*	169,200	5,808,636
Financial 10.0%
Banks 3.5%
Fifth Third Bancorp.	133,700	8,233,246
State Street Corp.	120,100	6,275,225
		14,508,471
Consumer Finance 2.8%
Citigroup, Inc.	128,400	6,481,632
Household International, Inc.	94,400	5,469,536
		11,951,168
Insurance 2.8%
American International Group, Inc.	145,310	11,537,614
Other Financial Companies 0.9%
Freddie Mac	58,800	3,845,520
	Shares	Value ($)
Health 22.9%
Biotechnology 3.7%
Amgen, Inc.*	178,500	10,074,540
Genentech, Inc.*	102,300	5,549,775
		15,624,315
Health Industry Services 2.1%
Laboratory Corp. of America Holdings*	56,900	4,600,365
McKesson Corp.	115,000	4,301,000
		8,901,365
Hospital Management 2.6%
HCA, Inc.	159,800	6,158,692
Tenet Healthcare Corp.*	83,500	4,903,120
		11,061,812
Medical Supply & Specialty 3.0%
Baxter International, Inc.	93,900	5,035,857
Medtronic, Inc.	144,000	7,374,240
		12,410,097
Pharmaceuticals 11.5%
Eli Lilly & Co.	86,496	6,793,396
Johnson & Johnson	347,086	20,512,783
Pfizer, Inc.	527,542	21,022,549
		48,328,728
Manufacturing 8.1%
Diversified Manufacturing 7.3%
General Electric Co.	504,440	20,217,955
Tyco International Ltd.	177,200	10,437,080
		30,655,035
Machinery / Components / Controls 0.8%
Johnson Controls, Inc.	39,900	3,221,925
Media 8.3%
Advertising 1.6%
Omnicom Group, Inc.	72,340	6,463,579
Broadcasting & Entertainment 5.4%
AOL Time Warner, Inc.*	302,180	9,699,978
Clear Channel Communications, Inc.*	127,950	6,513,935
Viacom, Inc. "B"*	148,530	6,557,600
		22,771,513
Cable Television 1.3%
Comcast Corp. "A"*	151,900	5,468,400
	Shares	Value ($)
Service Industries 6.3%
EDP Services 4.7%
Amdocs Ltd.*	137,700	4,677,669
Electronic Data Systems Corp.	219,660	15,057,693
		19,735,362
Investment 1.1%
Lehman Brothers Holdings, Inc.	70,800	4,729,440
Miscellaneous Commercial Services 0.5%
Paychex, Inc.	63,500	2,225,040
Technology 25.0%
Computer Software 9.9%
Adobe Systems, Inc.	165,930	5,152,127
BEA Systems, Inc.*	234,000	3,605,940
Microsoft Corp.*	390,140	25,854,578
PeopleSoft, Inc.*	171,300	6,886,260
		41,498,905
Diverse Electronic Products 0.5%
Molex, Inc.	66,600	2,061,270
EDP Peripherals 1.1%
EMC Corp.*	355,300	4,775,232
	Shares	Value ($)
Electronic Components / Distributors 2.0%
Cisco Systems, Inc.*	463,820	8,399,780
Electronic Data Processing 4.0%
International Business Machines Corp.	137,100	16,583,616
Semiconductors 7.5%
Analog Devices, Inc.*	89,200	3,959,588
Applied Materials, Inc.*	207,080	8,303,908
Intel Corp.	267,040	8,398,408
Linear Technology Corp.	131,830	5,146,643
Xilinx, Inc.*	148,000	5,779,398
		31,587,945
Total Common Stocks (Cost $369,703,303)		412,735,277
	Principal Amount ($)	Value ($)
Cash Equivalents 1.6%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,890,796)	6,890,796	6,890,796
Total Investment Portfolio - 100.0% (Cost $376,594,099) (a)		419,626,073

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $377,094,616. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $42,531,457. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,901,965 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,370,508.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $376,594,099)	$ 419,626,073
Foreign currency, at value (cost $29,990)	30,136
Dividends receivable	339,523
Interest receivable	14,456
Receivable for Portfolio shares sold	443,313
Foreign taxes recoverable	7,431
Total assets	420,460,932
Liabilities
Payable for investments purchased	175,604
Payable for Portfolio shares redeemed	382,206
Accrued management fee	219,932
Other accrued expenses and payables	122,322
Total liabilities	900,064
Net assets, at value	$ 419,560,868
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	43,031,974
Foreign currency related transactions	195
Accumulated net realized gain (loss)	(96,998,719)
Paid-in capital	473,527,418
Net assets, at value	$ 419,560,868
Net Asset Value and redemption price per share ($419,560,868 / 19,928,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $21,236)	$ 2,570,513
Interest	961,095
Total Income	3,531,608
Expenses: Management fee	2,797,103
Custodian fees	21,527
Auditing	43,233
Legal	21,542
Trustees' fees and expenses	32,554
Reports to shareholders	3,895
Other	22,011
Total expenses, before expense reductions	2,941,865
Expense reductions	(320)
Total expenses, after expense reductions	2,941,545
Net investment income (loss)	590,063
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(82,888,539)
Foreign currency related transactions	(7,279)
(82,895,818)
Net unrealized appreciation (depreciation) during the period on: Investments	(47,492,035)
Foreign currency related transactions	195
(47,491,840)
Net gain (loss) on investment transactions	(130,387,658)
Net increase (decrease) in net assets resulting from operations	$ (129,797,595)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 590,063	$ (216,302)
Net realized gain (loss) on investment transactions	(82,895,818)	32,561,555
Net unrealized appreciation (depreciation) on investment transactions during the period	(47,491,840)	(171,597,472)
Net increase (decrease) in net assets resulting from operations	(129,797,595)	(139,252,219)
Distributions to shareholders from: Net investment income	(587,343)	-
Net realized gains	(43,022,245)	(64,685,654)
Return of capital	(217,806)	-
Portfolio share transactions: Proceeds from shares sold	51,049,322	76,609,186
Net assets acquired in tax-free reorganization	7,576,034	-
Reinvestment of distributions	43,827,394	64,685,654
Cost of shares redeemed	(91,817,139)	(92,497,968)
Net increase (decrease) in net assets from Portfolio share transactions	10,635,611	48,796,872
Increase (decrease) in net assets	(162,989,378)	(155,141,001)
Net assets at beginning of period	582,550,246	737,691,247
Net assets at end of period	$ 419,560,868	$ 582,550,246
Other Information[a]
Shares outstanding at beginning of period	19,340,010	18,194,844
Shares sold	2,255,890	2,002,582
Shares issued in tax-free reorganization	318,053	-
Shares issued to shareholders in reinvestment of distributions	2,073,659	1,608,648
Shares redeemed	(4,059,283)	(2,466,064)
Net increase (decrease) in Portfolio shares	588,319	1,145,166
Shares outstanding at end of period	19,928,329	19,340,010

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.12	$ 40.54	$ 29.57	$ 30.01	$ 33.71
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.01)[b]	(.01)[b]	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(6.75)	(6.81)	10.98	4.59	4.48
Total from investment operations	(6.72)	(6.82)	10.97	4.66	4.60
Less distributions from: Net investment income	(.03)	-	-	(.10)	(.20)
Net realized gains on investment transactions	(2.31)	(3.60)	-	(5.00)	(8.10)
Return of capital	(.01)	-	-	-	-
Total distributions	(2.35)	(3.60)	-	(5.10)	(8.30)
Net asset value, end of period	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01
Total Return (%)	(22.34)	(19.06)	37.12	15.10	21.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420	583	738	629	563
Ratio of expenses (%)	.63	.65	.66	.66	.65
Ratio of net investment income (loss) (%)	.13	(.03)	(.04)	.28	.42
Portfolio turnover rate (%)	73	65	87	109	170

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder High Yield Portfolio

High-yield bonds finished the quarter and the year strong, but offered plenty of twists and turns along the way. After falling dramatically in response to the events of September 11 and struggling through much of October, high-yield bonds, like the equity market, rallied in the second half of the quarter amid expectations of economic recovery in 2002. During the quarter, the Federal Reserve Board maintained its easing stance and cut short-term interest rates. After a 50-basis-point cut on November 6 and a 25-basis-point cut on December 11, the federal funds rate finished the year at 1.75 percent.

In the quarter and the year, Scudder High Yield Portfolio slightly outperformed the Lipper High Current Yield Funds category average. The category includes portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade municipal debt. The portfolio finished the year with an overweight in B-rated issues, which helped as lower-quality bonds surged in the latter half of the quarter. Overweights in the gaming, wireless and housing sectors also aided returns, as those areas bounced back strongly particularly in November.

Overall, investor interest in high yield was solid in 2001. Issuance of new high-yield bonds was $95 billion in 2001, an increase over 2000. In addition, investors poured about twice as much money into high-yield mutual funds in 2001 as they did in 2000. However, credit conditions were tough in 2001. High-yield bonds finished the year with an estimated default rate of 10 percent. The market expects that rate to peak in mid-2002. Management sees this weeding-out period leading to a stronger high-yield market over the long term. Further, management believes the portfolio is well-positioned for 2002, with its current overweight relative to peers in B-rated bonds. Management looks for strong potential for the high-yield market in general in the upcoming year and continued solid results coming from B-rated issues.

Harry E. Resis, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder High Yield Portfolio from 12/31/1991 to 12/31/2001
-- Scudder High Yield Portfolio -- Salomon Brothers Long-Term High Yield Bond Index - - CSFB High Yield Index

The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The CSFB High Yield Index (formerly DLJ High Yield Index) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder High Yield Portfolio	2.63%	-1.44%	1.63%	7.20%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder High Yield Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 74.6%
Communications 13.6%
AirGate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	2,360,000	1,793,600
Allegiance Telecom, Inc.:
12.875%, 5/15/2008	2,055,000	1,520,700
Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,520,000	668,800
American Tower Corp., 9.375%, 2/1/2009	3,180,000	2,559,900
AT&T Canada, Inc., 7.65%, 9/15/2006	80,000	50,400
Call-Net Enterprises, Inc.:
9.375%, 5/15/2009	820,000	287,000
Step-up Coupon, 0% to 8/15/2003, 8.94% to 8/15/2008	225,000	56,250
Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	370,000	85,100
Crown Castle International Corp.:
9.375%, 8/1/2011	390,000	357,825
10.75%, 8/1/2011	200,000	195,500
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	2,000,000	1,680,000
Dolphin Telecom PLC, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,240,000	124
Exodus Communications, Inc.:
11.25%, 7/1/2008*	660,000	118,800
11.625%, 12/15/2009*	450,000	81,000
11.625%, 7/15/2010*	200,000	36,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	2,410,000	2,289,500
Global Crossing Holdings Ltd.:
8.7%, 8/1/2007*	3,440,000	309,600
9.125%, 11/15/2006*	130,000	14,950
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,190,000	261,875
Impsat Corp., 12.375%, 6/15/2008*	1,805,000	54,150
Insight Communications Co., Inc., 12.25%, 2/15/2011*	2,210,000	1,303,900
Intermedia Communications of Florida, Inc., Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	3,070,000	3,104,538
KMC Telecom Holdings, Inc.:
13.5%, 5/15/2009	2,550,000	178,500
Step-up Coupon, 0% to 2/15/2003, 12.5% to 2/15/2008	3,840,000	153,600
Level 3 Communications, Inc.:
	Principal Amount ($)	Value ($)
11.0%, 3/15/2008	4,470,000	2,235,000
Step-up Coupon, 0% to 3/15/2005, 12.875% to 3/15/2010	2,400,000	552,000
McLeod USA, Inc.:
9.25%, 7/15/2007*	1,550,000	325,500
11.375%, 1/1/2009*	200,000	45,000
Step-up Coupon, 0% to 3/1/2002, 10.5% to 3/1/2007	1,200,000	234,000
MGC Communications, Inc., 13.0%, 10/1/2004	2,000,000	640,000
Nextel Communications, Inc.:
9.375%, 11/15/2009	5,570,000	4,400,297
9.5%, 2/1/2011	1,000,000	780,000
Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	1,425,000	1,090,125
Nextlink Communications, Inc.:
12.5%, 4/15/2006	630,000	75,600
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008	920,000	96,600
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009	2,000,000	160,000
NTL, Inc., Series B, 11.5%, 2/1/2006	2,320,000	812,000
Price Communications Wireless, 9.125%, 12/15/2006	2,490,000	2,639,400
SBA Communications Corp.:
10.25%, 2/1/2009	1,150,000	983,250
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,150,000	862,500
Spectrasite Holdings, Inc.:
Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	1,220,000	317,200
Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	3,220,000	998,200
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	180,000	156,600
Teligent, Inc., Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	690,000	1,725
Tritel PCS, Inc.:
10.375%, 1/15/2011	2,000,000	2,290,000
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	1,490,000	1,266,500
Triton PCS, Inc.:
9.375%, 2/1/2011	2,530,000	2,618,550
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	1,350,000	1,221,750
VoiceStream Wireless Corp., 10.375%, 11/15/2009	1,339,000	1,519,765
Western Wireless Corp., 10.5%, 2/1/2007	1,200,000	1,236,000
		44,719,174
Construction 4.2%
American Standard Companies, Inc., 7.625%, 2/15/2010	200,000	201,000
D.R. Horton, Inc., 9.75%, 9/15/2010	200,000	206,000
Del Webb Corp., 10.25%, 2/15/2010	300,000	321,750
Dimac Corp., 12.5%, 10/1/2008*	1,540,000	15,400
Hovnanian Enterprises, Inc.:
9.125%, 5/1/2009	690,000	693,450
9.75%, 6/1/2005	420,000	420,000
KB Home, 8.625%, 12/15/2008	920,000	924,600
Lennar Corp., 9.95%, 5/1/2010	1,550,000	1,708,875
Nortek, Inc.:
9.125%, 9/1/2007	1,050,000	1,065,750
Series B, 9.875%, 6/15/2011	2,200,000	2,178,000
Ryland Group, Inc., 9.75%, 9/1/2010	670,000	720,250
Schuler Homes, Inc., 10.5%, 7/15/2011	1,050,000	1,094,625
Standard Pacific Corp.:
8.0%, 2/15/2008	330,000	311,025
8.5%, 4/1/2009	510,000	489,600
Toll Corp.:
7.75%, 9/15/2007	210,000	205,275
8.125%, 2/1/2009	100,000	99,000
8.75%, 11/15/2006	500,000	510,000
WCI Communities, Inc., 10.625%, 2/15/2011	2,490,000	2,570,925
		13,735,525
Consumer Discretionary 14.8%
Advantica Restaurant Co., 11.25%, 1/15/2008	1,614,706	1,138,368
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,100,000	3,270,500
Ameristar Casino, Inc., 10.75%, 2/15/2009	2,440,000	2,635,200
AMF Bowling, Inc.:
10.875%, 3/15/2006*	2,540,000	25,400
12.25% to 3/15/2006*	2,320,000	23,200
Boca Resorts, Inc., 9.875%, 4/15/2009	3,030,000	3,120,900
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	640,000	654,400
Cinemark USA, Inc., 8.5%, 8/1/2008	1,170,000	1,053,000
	Principal Amount ($)	Value ($)
Eldorado Resorts LLC, 10.5%, 8/15/2006	2,010,000	1,952,213
Finlay Enterprises, Inc., 9.0%, 5/1/2008	350,000	311,500
Finlay Fine Jewelry Co., 8.375%, 5/1/2008	1,590,000	1,423,050
FRD Acquisition, 12.5%, 7/15/2004*	210,000	2,625
Gap, Inc., 8.8%, 12/15/2008	840,000	734,985
Guitar Center Management, 11.0%, 7/1/2006	1,810,000	1,791,900
Hasbro, Inc., 8.5%, 3/15/2006	430,000	435,375
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	2,096,000	2,096,000
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	2,980,000	2,749,050
Horseshoe Gaming LLC, 9.375%, 6/15/2007	540,000	573,075
Imperial Home Decor Group, Inc., 11.0%, 3/15/2008*	1,050,000	1,050
International Game Technology, 8.375%, 5/15/2009	1,300,000	1,368,250
Kmart Corp., 9.875%, 6/15/2008	1,350,000	1,119,790
Krystal, Inc., 10.25%, 10/1/2007	2,050,000	1,599,000
Mandalay Resort Group:
6.45%, 2/1/2006	350,000	330,750
9.5%, 8/1/2008	490,000	513,275
Series B, 10.25%, 8/1/2007	200,000	207,500
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,210,000	1,236,575
9.75%, 6/1/2007	2,310,000	2,419,725
Park Place Entertainment Corp., 8.875%, 9/15/2008	200,000	203,750
Perkins Finance LP, 10.125%, 12/15/2007	1,190,000	1,166,200
Rent-A-Center, Inc., 11.0%, 8/15/2008	750,000	761,250
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,706,686	1,449,833
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	280,000	217,668
7.0%, 10/15/2007	110,000	88,773
7.25%, 8/15/2006	80,000	64,798
8.75%, 2/2/2011	3,760,000	2,924,896
Sealy Mattress Co.:
9.875%, 12/15/2007	1,200,000	1,200,000
Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,040,000	1,764,600
Six Flags, Inc., 9.5%, 2/1/2009	2,920,000	2,938,250
Station Casinos, Inc.:
9.75%, 4/15/2007	680,000	691,900
9.875%, 7/1/2010	1,560,000	1,585,350
	Principal Amount ($)	Value ($)
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	600,000	609,000
		48,452,924
Consumer Staples 0.9%
Dyersburg Corp., 9.75%, 9/1/2007*	1,260,000	26,775
Fleming Companies, Inc.:
10.125%, 4/1/2008	710,000	717,100
10.625%, 7/1/2007	340,000	324,700
Grove Worldwide LLC, 9.25%, 5/1/2008*	1,180,000	23,600
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,710,000	1,710,000
		2,802,175
Durables 1.8%
Airxcel, Inc., 11.0%, 11/15/2007	880,000	475,200
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	1,180,000	1,103,300
Fairchild Corp., 10.75%, 4/15/2009	1,500,000	510,000
Lear Corp., Series B, 8.11%, 5/15/2009	200,000	202,331
Sonic Automotive, Inc., 11.0%, 8/1/2008	350,000	362,250
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	960,000	936,000
9.25%, 1/15/2009	2,350,000	2,326,500
		5,915,581
Energy 5.8%
AES Corp., 9.375%, 9/15/2010	2,830,000	2,547,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	2,020,000	1,959,400
Continental Resources, Inc., 10.25%, 8/1/2008	1,470,000	1,256,850
El Paso Energy Partners LP, 8.5%, 6/1/2011	300,000	303,000
EOTT Energy Partners, 11.0%, 10/1/2009	1,600,000	1,584,000
Key Energy Services, Inc., 14.0%, 1/15/2009	472,000	545,160
Nuevo Energy Co., 9.375%, 10/1/2010	310,000	286,750
Parker Drilling Co., 9.75%, 11/15/2006	2,760,000	2,746,200
Pen Holdings, Inc., 9.875%, 6/15/2008	335,000	154,100
Pioneer Natural Resources Co., 9.625%, 4/1/2010	200,000	219,046
Pride International, Inc., 10.0%, 6/1/2009	1,470,000	1,594,950
R&B Falcon Corp., 9.5%, 12/15/2008	370,000	417,684
Stone Energy Corp.:
8.25%, 12/15/2011	810,000	822,150
8.75%, 9/15/2007	870,000	887,400
	Principal Amount ($)	Value ($)
Swift Energy Co., 10.25%, 8/1/2009	1,000,000	1,010,000
Tesoro Petroleum Corp., 9.625%, 11/1/2008	190,000	197,125
Triton Energy Ltd., 8.875%, 10/1/2007	820,000	910,200
Westport Resources Corp., 8.25%, 11/1/2011	1,550,000	1,565,500
		19,006,515
Health 3.5%
Dade International, Inc., 11.125%, 5/1/2006*	1,190,000	499,800
HCA, Inc., 8.75%, 9/1/2010	200,000	216,000
Insight Health Services, 9.875%, 11/1/2011	890,000	921,150
Magellan Health Services, Inc., 9.0%, 2/15/2008	2,570,000	2,287,300
Mariner Post-Acute Network, Inc.:
10.5%, 8/1/2006	1,130,000	1,039,600
Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	4,340,000	21,700
MEDIQ, Inc., 11.0%, 6/1/2008*	400,000	4,000
National Vision, Inc., 12.0%, 3/30/2009	1,670,000	1,027,050
Res-Care, Inc., 10.625%, 11/15/2008	810,000	805,950
Triad Hospitals, Inc., 8.75%, 5/1/2009	2,410,000	2,512,425
Vanguard Health Systems, 9.75%, 8/1/2011	1,360,000	1,428,000
Vicar Operating, Inc., 9.875%, 12/1/2009	600,000	612,000
		11,374,975
Manufacturing 12.9%
Atlantis Group, Inc., 11.0%, 2/15/2003	935,000	935,000
Avondale Mills, Inc., 10.25%, 5/1/2006	1,590,000	1,383,300
Berry Plastics Corp., 12.25%, 4/15/2004	1,530,000	1,543,388
BPC Holdings Corp., 12.5%, 6/15/2006	1,376,074	1,210,945
CSK Auto, Inc., 12.0%, 6/15/2006	580,000	584,350
Day International Group, Inc., 11.125%, 6/1/2005	1,020,000	958,800
Delco Remy International, Inc., 10.625%, 8/1/2006	440,000	434,500
Eagle-Picher Holdings, Inc., 9.375%, 3/1/2008	1,380,000	759,000
Equistar Chemicals, 10.125%, 9/1/2008	1,680,000	1,688,400
Flowserve Corp., 12.25%, 8/15/2010	422,000	470,530
Foamex LP, 13.5%, 8/15/2005	1,130,000	937,900
Fonda Group, 9.5%, 3/1/2007	1,340,000	1,206,000
	Principal Amount ($)	Value ($)
Gaylord Container Corp., 9.75%, 6/15/2007	1,260,000	1,064,700
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	310,000	1,550
GS Technologies Corp.:
12.0%, 9/1/2004*	1,090,000	21,800
12.25%, 10/1/2005*	1,340,000	13,400
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	670,000	318,250
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	1,500,000	67,500
ISP Chemical Co., 10.25%, 7/1/2011	730,000	762,850
ISP Holdings, Inc.:
9.0%, 10/15/2003	500,000	507,500
10.625%, 12/15/2009	780,000	780,000
Knoll, Inc., 10.875%, 3/15/2006	626,000	594,700
Louisiana Pacific Corp., 10.875%, 11/15/2008	730,000	700,800
Lyondell Chemical Co.:
9.5%, 12/15/2008	2,150,000	2,128,500
9.875%, 5/1/2007	400,000	402,000
Series A, 9.625%, 5/1/2007	200,000	202,000
Motors and Gears, Inc., 10.75%, 11/15/2006	750,000	652,500
Navistar International Corp., 9.375%, 6/1/2006	1,300,000	1,365,000
NL Industries, Inc., 11.75%, 10/15/2003	2,603,000	2,576,970
OM Group, Inc., 9.25%, 12/15/2011	610,000	622,200
Owens-Illinois, Inc., 8.1%, 5/15/2007	1,770,000	1,637,250
Plainwell, Inc., 11.0%, 3/1/2008*	4,445,000	44,450
Plastipak Holdings, Inc., 10.75%, 9/1/2011	560,000	588,000
Printpack, Inc., 10.625%, 8/15/2006	1,440,000	1,497,600
Riverwood International Corp.:
10.25%, 4/1/2006	570,000	587,100
10.875%, 4/1/2008	2,420,000	2,456,300
Salton, Inc.:
10.75%, 12/15/2005	240,000	235,200
12.25%, 4/15/2008	840,000	840,000
SF Holdings Group, Inc., Step-up Coupon, 0% to 3/15/2003, 12.75% to 3/15/2008	2,030,000	791,700
Stone Container Corp., 9.75%, 2/1/2011	1,790,000	1,901,875
Tenneco Automotive, Inc., 11.625%, 10/15/2009	190,000	93,100
Terex Corp.:
8.875%, 4/1/2008	2,980,000	2,935,300
10.375%, 4/1/2011	450,000	468,000
	Principal Amount ($)	Value ($)
Terra Capital, Inc., 12.875%, 10/15/2008	1,670,000	1,653,300
Terra Industries, Inc., 10.5%, 6/15/2005	340,000	266,900
Texas Petrochemicals Corp., 11.125%, 7/1/2006	710,000	589,300
Venture Holdings, 9.5%, 7/1/2005	1,160,000	881,600
		42,361,308
Media 10.2%
Adelphia Communications Corp.:
8.125%, 7/15/2003	390,000	387,075
10.25%, 6/15/2011	1,670,000	1,665,825
10.875%, 10/1/2010	880,000	898,700
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,190,000	871,675
Avalon Cable Holdings LLC, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	1,870,000	1,533,400
Charter Communications Holdings LLC:
8.25%, 4/1/2007	2,120,000	2,037,850
10.0%, 4/1/2009	200,000	205,250
11.75%, 5/15/2011	140,000	86,100
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	160,000	114,800
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	160,000	162,800
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	2,800,000	1,848,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	1,900,000	1,976,000
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,230,000	2,390,200
CSC Holdings, Inc.:
8.125%, 7/15/2009	400,000	411,119
8.125%, 8/15/2009	1,210,000	1,242,809
9.875%, 2/15/2013	1,145,000	1,216,563
10.5%, 5/15/2016	1,640,000	1,779,400
EchoStar DBS Corp.: 9.125%, 1/15/2009	1,350,000	1,353,375
9.25%, 2/1/2006	1,510,000	1,540,200
9.375%, 2/1/2009	1,520,000	1,565,600
Frontiervision LP, 11.0%, 10/15/2006	860,000	886,875
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,530,000	994,500
Key3Media Group, Inc., 11.25%, 6/15/2011	680,000	571,200
Nextmedia Operating, Inc., 10.75%, 7/1/2011	500,000	516,250
PriMedia, Inc., 8.009%, 5/15/2011	1,090,000	981,000
	Principal Amount ($)	Value ($)
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,860,000	1,488,000
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	630,000	683,550
Sinclair Broadcasting Group, Inc.:
8.75%, 12/15/2007	550,000	548,625
9.0%, 7/15/2007	350,000	351,750
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	950,000	973,750
Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	420,000	348,600
United International Holdings, Step-up Coupon, 0% to 2/15/2003, 10.75% to 2/15/2008	2,750,000	797,500
Young Broadcasting, Inc., 8.5%, 12/15/2008	1,170,000	1,175,850
		33,604,191
Metals and Minerals 0.7%
Compass Minerals Group, 10.0%, 8/15/2011	330,000	342,375
Metals USA, Inc., 8.625%, 2/15/2008*	970,000	172,175
MMI Products, Inc., 11.25%, 4/15/2007	1,405,000	1,296,113
Republic Technologies International, 13.75%, 7/15/2009*	2,820,000	183,300
U.S. Can Corp., 12.375%, 10/1/2010	600,000	378,000
		2,371,963
Service Industries 4.1%
Allied Waste North America, Inc., 10.0%, 8/1/2009	1,590,000	1,637,700
Autonation, Inc., 9.0%, 8/1/2008	380,000	386,650
Avis Group Holdings, Inc., 11.0%, 5/1/2009	3,580,000	3,794,800
Coinmach Corp., 11.75%, 11/15/2005	2,430,000	2,490,750
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,550,000	1,480,250
La Petite Academy, Inc., 10.0%, 5/15/2008	1,890,000	1,323,000
Trico Marine Services, Inc., 8.5%, 8/1/2005	1,400,000	1,260,000
United Rentals Inc., 10.75%, 4/15/2008	920,000	979,800
		13,352,950
Technology 0.1%
PSINet, Inc.:
10.0%, 2/15/2005*	400,000	30,000
11.0%, 8/1/2009*	1,970,000	147,750
	Principal Amount ($)	Value ($)
11.5%, 11/1/2008*	1,490,000	111,750
		289,500
Transportation 0.9%
Petro Stopping Centers, 10.5%, 2/1/2007	2,520,000	2,091,600
Teekay Shipping Corp., 8.875%, 7/15/2011	1,000,000	1,025,000
		3,116,600
Utilities 1.1%
Calpine Corp.:
7.75%, 4/15/2009	1,750,000	1,543,887
8.25%, 8/15/2005	680,000	619,182
8.5%, 5/1/2008	340,000	310,972
8.625%, 8/15/2010	200,000	181,683
CMS Energy Corp., 7.5%, 1/15/2009	200,000	195,770
Flextronics International Ltd., 9.875%, 7/1/2010	200,000	210,000
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	200,000	212,602
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	213,967
		3,488,063
Total Corporate Bonds (Cost $311,841,000)		244,591,444

Foreign Bonds - U.S.$ Denominated 6.5%
Australis Holdings, 15.0%, 11/1/2002*	3,660,000	366
Diamond Cable Communications PLC, 13.25%, 9/30/2004	1,990,000	517,400
Euramax International PLC, 11.25%, 10/1/2006	2,060,000	1,967,300
Global Telesystems, Inc.:
10.875%, 6/15/2008	800,000	2,000
11.5%, 12/15/2007	1,625,000	4,063
Kappa Beheer BV, 10.625%, 7/15/2009	530,000	572,400
MetroNet Communications Corp.:
10.625%, 11/1/2008	1,710,000	1,156,730
12.0%, 8/15/2007	1,190,000	840,587
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	750,000	377,821
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	2,000,000	1,268,044
Millicom International Cellular SA, Step-up Coupon, 0% to 6/1/2001, 13.5% to 6/1/2006	2,830,000	1,867,800
PTC International Finance:
Series II, 11.25%, 12/1/2009	360,000	360,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	1,440,000	1,288,800
Rogers Cantel, Inc., 9.75%, 6/1/2016	3,000,000	2,970,000
Star Choice Communications, Inc., 13.0%, 12/15/2005	750,000	787,500
Stone Container Corp., 11.5%, 8/15/2006	1,585,000	1,688,025
TeleWest Communications PLC:
9.625%, 10/1/2006	720,000	493,200
9.875%, 2/1/2010	200,000	140,000
11.0%, 10/1/2007	2,895,000	2,084,400
11.25%, 11/1/2008	1,650,000	1,204,500
TFM, SA de CV, 10.25%, 6/15/2007	1,020,000	938,400
Versatel Telecom NV:
11.875%, 7/15/2009	410,000	139,400
Series B, 13.25%, 5/15/2008	910,000	133,000
Series BV, 13.25%, 5/15/2008	380,000	318,500
Total Foreign Bonds - U.S.$ Denominated (Cost $32,697,933)		21,120,236

	Shares	Value ($)
Common Stocks* 0.1%
Communications 0.0%
Telephone / Communications
AT&T Canada, Inc.	30	906
ICG Communications, Inc.	4,851	223
Song Networks Holdings AB (ADR)	6,340	5,199
		6,328
Health 0.0%
Health Industry Services
National Vision, Inc.	69,397	63,845
Manufacturing 0.0%
Containers & Paper
Gaylord Container Corp.	15,650	15,807
SF Holdings Group, Inc.	517	2,068
		17,875
Metals and Minerals 0.1%
Steel & Metals
Metal Management, Inc.	83,423	200,215
Total Common Stocks (Cost $2,104,697)		288,263
	Shares	Value ($)

Warrants* 0.1%
Communications 0.0%
Cellular Telephone
Communication Cellular SA	2,200	4,400
Telephone / Communications
Benedek Communications Corp.	5,000	-
Econophone, Inc.	1,260	13
KMC Telecom Holdings, Inc.	1,950	20
		33
Construction 0.0%
Building Materials
Waxman Industries, Inc.	52,274	523
Homebuilding
Capital Pacific Holdings	3,634	363
Consumer Discretionary 0.1%
Specialty Retail
Stage Stores, Inc.	25,870	155,220
Stage Stores, Inc.	12,288	110,592
		265,812
Durables 0.0%
Aerospace
Decrane Holdings Co.	1,350	14
Energy 0.0%
Oil / Gas Transmission
Empire Gas Corp.	2,070	2,070
Financial 0.0%
Other Financial Companies
Ono Finance PLC	1,650	16,500
Manufacturing 0.0%
Diversified Manufacturing
Republic Technology Corp.	2,820	28
Media 0.0%
Cable Television
UIH Australia Pacific, Inc.	750	-
Service Industries 0.0%
Printing / Publishing
American Banknote Corp.	1,200	-
Total Warrants (Cost $393,095)		289,743
	Shares	Value ($)

Preferred Stocks 0.7%
Communications 0.3%
Cellular Telephone
Dobson Communications Corp., PIK*	1,057	967,155
Manufacturing 0.0%
Containers & Paper
SF Holdings Group, Inc. PIK*	30	31,500
SF Holdings Group, Inc.*	14	14,700
		46,200
Media 0.4%
Broadcasting & Entertainment
Sinclair Broadcast Group, Inc.	13,000	1,313,000
Total Preferred Stocks (Cost $2,727,610)		2,326,355

Convertible Preferred Stocks 0.0%
Communications
Telephone / Communications
World Access, Inc.* (Cost $1,389,748)	933	45,712
	Units	Value ($)
Other 0.0%
Service Industries
Miscellaneous Consumer Services
SpinCycle, Inc.	39,810	97,278
SpinCycle, Inc. "F"	279	15
Total Other (Cost $103,208)		97,293
	Units	Value ($)

Asset Backed 0.8%
Golden Tree High Yield Opportunities, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,499,250
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 16.9%
U.S. Treasury Bonds: 13.875%, 5/15/2011	10,000,000	13,734,400
14%, 11/15/2011 (c)	29,500,000	41,631,875
Total U.S. Treasury Obligations (Cost $55,566,691)		55,366,275

Purchased Options 0.0%
Put on Allied Waste Industries, Inc., strike price at 12.50, expires 3/18/2002	280	25,200
Put on Fleming Companies, Inc., strike price at 17.50, expires 4/22/2002	57	11,400
Put on Fleming Companies, Inc., strike price at 20.00, expires 4/22/2002	14	4,900
Total Purchased Options (Cost $82,777)		41,500

Cash Equivalents 0.3%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $1,061,743)	1,061,743	1,061,743
Total Investment Portfolio - 100.0% (Cost $410,468,502) (a)		327,727,814

Notes to Scudder High Yield Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $412,187,568. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $84,459,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,039,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $90,499,712.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
(c) At December 31, 2001, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.
At December 31, 2001, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
5 year U.S. Treasury Note	3/28/02	430	45,181,033	45,506,093
Total unrealized depreciation on futures contracts sold short				$ (325,060)

PIK denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $410,468,502)	$ 327,727,814
Cash	10,000
Receivable for investments sold	222,114
Interest receivable	7,211,568
Receivable for Portfolio shares sold	142,010
Total assets	335,313,506
Liabilities
Payable for investments purchased	3,303
Payable for Portfolio shares redeemed	183,891
Payable for daily variation margin on open futures contracts	221,719
Accrued management fee	175,802
Other accrued expenses and payables	118,458
Total liabilities	703,173
Net assets, at value	$ 334,610,333
Net Assets
Net assets consist of: Undistributed net investment income	29,298,186
Net unrealized appreciation (depreciation) on: Investments	(82,740,688)
Futures	(325,060)
Accumulated net realized gain (loss)	(67,075,224)
Paid-in capital	455,453,119
Net assets, at value	$ 334,610,333
Net Asset Value and redemption price per share ($334,610,333 / 41,133,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 279,335
Interest	31,799,924
Total Income	32,079,259
Expenses: Management fee	1,817,767
Custodian fees	15,484
Auditing	36,797
Legal	180,493
Trustees' fees and expenses	20,710
Reports to shareholders	23,862
Other	14,289
Total expenses, before expense reductions	2,109,402
Expense reductions	(1,023)
Total expenses, after expense reductions	2,108,379
Net investment income	29,970,880
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,022,153)
Futures	(112,447)
(26,134,600)
Net unrealized appreciation (depreciation) during the period on: Investments	6,164,532
Futures	(325,060)
5,839,472
Net gain (loss) on investment transactions	(20,295,128)
Net increase (decrease) in net assets resulting from operations	$ 9,675,752

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 29,970,880	$ 37,401,064
Net realized gain (loss) on investment transactions	(26,134,600)	(15,834,192)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,839,472	(48,518,517)
Net increase (decrease) in net assets resulting from operations	9,675,752	(26,951,645)
Distributions to shareholders from: Net investment income	(37,937,710)	(43,395,484)
Portfolio share transactions: Proceeds from shares sold	150,832,821	95,392,371
Reinvestment of distributions	37,937,710	43,395,484
Cost of shares redeemed	(134,904,420)	(155,637,443)
Net increase (decrease) in net assets from Portfolio share transactions	53,866,111	(16,849,588)
Increase (decrease) in net assets	25,604,153	(87,196,717)
Net assets at beginning of period	309,006,180	396,202,897
Net assets at end of period (including undistributed net investment income of $29,298,186 and $37,265,016, respectively)	$ 334,610,333	$ 309,006,180
Other Information[a]
Shares outstanding at beginning of period	33,728,812	34,578,344
Shares sold	18,119,336	10,031,398
Shares issued to shareholders in reinvestment of distributions	4,563,112	4,412,081
Shares redeemed	(15,277,367)	(15,293,011)
Net increase (decrease) in Portfolio shares	7,405,081	(849,532)
Shares outstanding at end of period	41,133,893	33,728,812

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.16	$ 11.46	$ 12.27	$ 12.96	$ 12.81
Income (loss) from investment operations: Net investment income	.84[c]	1.14[c]	1.22[c]	1.06	1.16
Net realized and unrealized gain (loss) on investment transactions	(.59)	(2.04)	(.93)	(.85)	.19
Total from investment operations	.25	(.90)	.29	.21	1.35
Less distributions from: Net investment income	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Total distributions	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Net asset value, end of period	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96
Total Return (%)	2.63	(8.68)	2.15	1.45	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	335	309	396	442	391
Ratio of expenses (%)	.70	.68	.67	.65	.65
Ratio of net investment income (loss) (%)	9.89	11.23	10.40	9.36	9.20
Portfolio turnover rate (%)	77	54	42	74	90

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder International Research Portfolio

Global markets declined for the bulk of the annual period ending December 31, 2001. The corporate landscape was increasingly driven to shift away from rising profit expectations and toward a slowdown or even decline. Investor nervousness about the technology slowdown, rising oil prices and widespread economic malaise hurt stock prices as well as consumer confidence. A series of disappointing earnings announcements and corporate layoffs only made these problems worse. The events of September 11 in the United States severely aggravated these negative trends. However, central banks across the world reacted swiftly to ease interest rates and inject liquidity into the financial system. In the final months of the year, global markets in general rebounded in response to the quick and forceful reaction from global policy makers. Of the major international stock markets, Japan's was the weakest performer. The global economic slowdown hit Japan especially hard given the fragile state of its economy. European markets also retracted from previous highs, though they performed relatively better.

Scudder International Research Portfolio declined 24.43 percent against this backdrop, compared with the MSCI EAFE + EMF Index, which fell 19.47 percent. As you know, we try to maintain a diversified portfolio of international equities while also adhering to a regional allocation that is neutral compared with our benchmark. The three regions are Europe, Japan and the emerging markets. In Europe and Japan, we keep the portfolio's sector allocations neutral as well. Weakness among Japanese industrials and financials - reflecting economic weakness in that country - contributed to relative underperformance in developed markets. Select emerging markets holdings offset some of the damage, particularly toward the end of the period.

During the current period of heightened economic uncertainty, we remain focused first and foremost on security selection, with continued attention to strong market positions, balance sheet strength and valuation support. We expect the liquidity-driven rally to continue and are further encouraged by some signs of stabilization in the U.S. economy, which bodes well for the global economy.

Elizabeth van Caloen, Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder International Research Portfolio from 1/6/1992 to 12/31/2001
-- Scudder International Research Portfolio -- MSCI EAFE Equity Index - - - MSCI EAFE + EMF Index

The MSCI EAFE Equity Index (Morgan Stanley Capital International Europe, Australasia, Far East Equity Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Beginning with the next semiannual report, the MSCI EAFE + EMF Index, which accommodates a slightly larger investment universe, will be shown instead of the MSCI EAFE Equity Index.

Yearly periods ended December 31

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder International Research Portfolio	-24.43%	-4.33%	1.07%	5.84%	(Since 1/6/1992)

* The Portfolio commenced operations on January 6, 1992. Index comparisons begin December 31, 1991.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder International Research Portfolio

	Shares	Value ($)
Common Stocks 96.4%
Australia 2.2%
Aristocrat Leisure Ltd. (Manufacturer and seller of gaming machines)	298,000	1,003,953
Brambles Industries Ltd. (Provider of waste management services)	142,854	758,366
Westpac Banking Corp., Ltd. (Provider of banking services)	118,027	949,190
		2,711,509
Belgium 0.6%
Interbrew (Brewer of beers)	28,300	775,718
Brazil 0.8%
Aracruz Celulose SA (ADR) (Manufacturer of forest products)	51,400	934,452
Canada 3.9%
Alcan, Inc. (Manufacturer of aluminum and finished products)	17,730	636,476
Bank of Nova Scotia (Provider of banking services)	27,900	858,030
Canadian National Railway Co. (Operator of railroads)	18,800	905,754
Imperial Oil Ltd. (Producer and refiner of natural gas and petroleum products)	26,900	748,705
Precision Drilling Corp.* (Provider of drilling and energy services)	26,000	670,578
Royal Bank of Canada (Provider of general banking services)	25,300	823,680
		4,643,223
Denmark 0.9%
Novo Nordisk A/S "B" (Developer of diabetes care products)	26,900	1,100,491
Egypt 0.5%
Egyptian Company for Mobile Services* (Provider of cellular telecommunication services)	89,800	653,430
Finland 1.5%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	70,700	1,825,116
France 10.4%
Assurances Generales de France (Provider of diversified insurance services)	12,583	604,569
	Shares	Value ($)
Aventis SA (Manufacturer of life science products)	17,706	1,258,704
Groupe Danone (Producer of food products)	6,738	822,857
Lafarge SA (Supplier of various building materials)	7,061	660,259
Peugeot SA (Manufacturer of automobiles and commercial vehicles)	28,182	1,199,548
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	17,593	1,314,185
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	18,184	875,298
Societe Generale "A" (Provider of banking services)	41,112	2,303,278
Suez SA (Operator of water treatment plants)	42,430	1,285,951
Total Fina ELF SA "B" (Explorer of oil and natural gas)	15,144	2,165,297
		12,489,946
Germany 11.2%
Allianz AG (Provider of diversified insurance services)	4,732	1,119,907
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	25,167	1,254,053
BASF AG (Explorer and producer of oil, natural gas and chemical products)	25,645	956,689
Bayer AG (Producer of chemical products)	20,868	664,082
Deutsche Bank AG (Registered) (Provider of financial services) (c)	32,580	2,303,015
Deutsche Lufthansa AG (Operator of international airline services)	73,994	995,969
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	104,314	1,803,918
Metro AG (Operator of retail stores)	32,580	1,147,151
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	5,066	1,377,329
Siemens AG (Manufacturer of electronic equipment)	28,309	1,888,813
		13,510,926
	Shares	Value ($)
Hong Kong 1.1%
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	182,000	640,623
China Petroleum & Chemical Corp. (Explorer and producer of crude oil and natural gas)	5,399,000	740,775
		1,381,398
Ireland 0.6%
Bank of Ireland (Provider of banking and other financial services)	80,223	745,142
Italy 1.9%
Assicurazioni Generali SpA (Provider of insurance and financial services)	38,300	1,065,187
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	211,500	1,182,090
		2,247,277
Japan 17.5%
Benesse Corp. (Provider of educational services)	22,700	586,341
Canon, Inc. (Producer of visual image and information equipment)	31,000	1,062,144
Daikin Industries Ltd. (Manufacturer of air conditioning equipment)	51,000	796,209
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	159,000	832,265
East Japan Railway Co. (Operator of railroad services)	189	908,889
Fuji Photo Film Co., Ltd. (Manufacturer of various films and cameras)	27,000	959,964
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	25,400	1,009,208
Kirin Brewery Co., Ltd. (Producer of beer, soft drinks,food products, whiskey and pharmaceuticals)	152,000	1,082,003
KYORIN Pharmaceutical Co., Ltd. (Manufacturer of prescription medicines)	34,500	891,134
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	54,000	690,435
Mitsubishi Corp. (Operator of a general trading company)	136,000	879,252
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	78,000	568,275
	Shares	Value ($)
Mizuho Holdings, Inc. (Provider of financial services)	318	645,035
Murata Manufacturing Co., Ltd. (Manufacturer of computers)	7,700	459,789
NEC Corp. (Manufacturer of telecommunication and computer equipment)	84,000	853,210
Nidec Corp. (Manufacturer of small-scale motors for electronic devices)	10,500	550,406
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	70	818,962
Oriental Land Co., Ltd. (Operator of Tokyo Disney)	8,700	595,510
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins and chemicals)	44,700	1,599,461
Takeda Chemical Industries, Ltd. (Manufacturer of pharmaceutical products)	19,000	855,960
Tokyo Gas Co., Ltd. (Producer and supplier of gas)	342,000	911,965
Toppan Printing Co., Ltd. (Operator of commercial and publication printing operations)	60,000	551,090
Toyota Motor Corp. (Manufacturer of diversified automotive products)	52,200	1,316,600
UFJ Holdings, Inc.* (Provider of various financial services)	240	526,932
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	16,300	1,139,254
		21,090,293
Korea 2.4%
Kookmin Bank* (Provider of banking services)	28,005	1,061,781
Korea Telecom Corp. (ADR) (Provider of telecommunication services)	28,406	577,494
Samsung Electronics Co., Ltd. (Manufacturer of electronic equipment)	5,830	1,238,348
		2,877,623
Mexico 1.6%
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	28,000	980,560
Wal-Mart de Mexico SA de CV "C" (Operator of retail discount stores)	380,000	894,852
		1,875,412
	Shares	Value ($)
Netherlands 7.4%
Aegon NV (Provider of insurance and financial services)	23,159	627,575
Akzo Nobel NV (Producer and marketer of health care products)	14,700	657,144
Getronics NV (Provider of computer consulting and solution design services)	222,500	721,945
Heineken NV (Brewer of alcoholic beverages)	41,625	1,580,281
ING Groep NV (Provider of financial services)	46,540	1,188,152
Royal Dutch Petroleum Co. (Provider of petroleum products)	39,740	2,015,639
Unilever NV (Manufacturer of packaged food and personal care products)	13,800	810,042
Vedior NV (Provider of employment services)	112,620	1,352,246
		8,953,024
Russia 1.6%
Mobile Telesystems (ADR)* (Provider of mobile telecommunications services)	16,600	591,956
OAO Gazprom (ADR) (Provider of natural gas)	128,800	1,304,100
		1,896,056
Spain 2.4%
Amadeus Global Travel Distribution SA (Operator of a travel reservation system)	191,300	1,105,001
Banco Bilbao Vizcaya Argentaria SA (Provider of commercial banking services)	147,611	1,828,968
		2,933,969
Switzerland 2.2%
Nestle SA (Registered) (Producer and seller of food products)	5,555	1,186,336
Swiss Re (Registered) (Provider of insurance and banking services)	7,678	773,544
Syngenta AG* (Producer of chemicals)	12,448	645,830
		2,605,710
Taiwan 3.5%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	398,750	1,743,855
Bank Sinopac (Provider of commercial banking services)	1,826,000	762,029
	Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits)	668,600	1,672,217
		4,178,101
Turkey 0.5%
Turkcell Iletisim Hizmetleri AS* (Provider of cellular telecommunications services)	71,558,800	616,886
United Kingdom 21.7%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	217,064	1,134,680
Barclays PLC (Provider of financial services)	92,517	3,064,744
BP PLC (Provider of petroleum products)	362,058	2,815,209
Compass Group PLC (Operator of a catering services company)	160,054	1,200,231
Energis PLC* (Provider of telecommunication services)	1,255,609	1,074,122
Friends Provident PLC* (Manager of life assurance business)	204,210	594,700
GlaxoSmithKline PLC (Developer of vaccines, health related consumer products, prescriptions and OTC medicines)	131,769	3,305,900
J Sainsbury PLC (Distributor of food products)	289,338	1,541,977
National Grid Group PLC (Owner and operator of electric transmission systems)	149,711	933,015
Pearson PLC (Operator of a diversified media and entertainment holding company)	55,316	637,116
Railtrack Group PLC (Operator of railway infrastructure)	86,603	0
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	187,273	1,554,323
Reuters Group PLC (Provider of international news and information)	73,692	729,660
Royal Bank of Scotland Group PLC (Operator of holding company for financial services activities)	113,044	2,752,168
Scottish & Southern Energy PLC (Operator of electric power utility)	114,188	1,014,242
Securicor PLC (Operator of securities services)	359,832	615,643
	Shares	Value ($)
Vodafone Group PLC (Provider of mobile telecommunication services)	1,207,647	3,160,821
		26,128,551
Total Common Stocks (Cost $122,411,228)		116,174,253
	Principal Amount ($)	Value ($)
Repurchase Agreements 3.6%
Salomon Smith Barney, 1.75% to be repurchased at $4,340,422 on 1/2/2002 (b) (Cost $4,340,000)	4,340,000	4,340,000
Total Investment Portfolio - 100.0% (Cost $126,751,228) (a)		120,514,253

At December 31, 2001, the Scudder International Research Portfolio had the following industry diversification:
Industry	Value	Percent
Financial	$ 27,375,495	22.7%
Communications	13,925,978	11.6%
Manufacturing	11,169,505	9.3%
Energy	10,068,168	8.4%
Technology	9,940,183	8.2%
Health	8,721,723	7.2%
Service Industries	8,608,040	7.1%
Consumer Staples	6,257,237	5.2%
Consumer Discretionary	5,139,454	4.3%
Transportation	4,673,979	3.9%
Utilities	4,537,308	3.8%
Durables	3,525,356	2.9%
Construction	1,594,711	1.3%
Media	637,116	0.5%
Total Common Stocks	116,174,253	96.4%
Money Market Instruments	4,340,000	3.6%
Total Investment Portfolio	$ 120,514,253	100.0%

Notes to Scudder International Research Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $128,322,217. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $7,807,964. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,166,294 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,974,258.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $126,751,228)	$ 120,514,253
Cash	241
Foreign currency, at value (cost $862,666)	861,773
Receivable for investments sold	601,732
Dividends receivable	95,252
Interest receivable	211
Receivable for Portfolio shares sold	44
Foreign taxes recoverable	255,747
Total assets	122,329,253
Liabilities
Payable for Portfolio shares redeemed	1,027,498
Accrued management fee	82,510
Other accrued expenses and payables	81,214
Total liabilities	1,191,222
Net assets, at value	$ 121,138,031
Net Assets
Net assets consist of: Undistributed net investment income (loss)	409,963
Net unrealized appreciation (depreciation) on: Investments	(6,236,975)
Foreign currency related transactions	(43,498)
Accumulated net realized gain (loss)	(27,743,389)
Paid-in capital	154,751,930
Net assets, at value	$ 121,138,031
Net Asset Value and redemption price per share ($121,138,031 / 13,109,975 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $344,900)	$ 1,727,271
Interest	246,049
Total Income	1,973,320
Expenses: Management fee	1,082,916
Custodian fees	162,996
Auditing	16,733
Legal	7,934
Trustees' fees and expenses	6,641
Reports to shareholders	45,649
Other	12,643
Total expenses	1,335,512
Net investment income (loss)	637,808
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,112,559)
Foreign currency related transactions	(153,867)
(26,266,426)
Net unrealized appreciation (depreciation) during the period on: Investments	(13,884,296)
Foreign currency related transactions	(39,027)
(13,923,323)
Net gain (loss) on investment transactions	(40,189,749)
Net increase (decrease) in net assets resulting from operations	$ (39,551,941)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 637,808	$ 993,084
Net realized gain (loss) on investment transactions	(26,266,426)	24,874,551
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,923,323)	(69,693,561)
Net increase (decrease) in net assets resulting from operations	(39,551,941)	(43,825,926)
Distributions to shareholders from: Net investment income	(1,173,442)	-
Net realized gains	(23,234,143)	(32,378,429)
Portfolio share transactions: Proceeds from shares sold	409,942,834	469,913,549
Reinvestment of distributions	24,407,585	32,378,429
Cost of shares redeemed	(428,542,046)	(498,429,555)
Net increase (decrease) in net assets from Portfolio share transactions	5,808,373	3,862,423
Increase (decrease) in net assets	(58,151,153)	(72,341,932)
Net assets at beginning of period	179,289,184	251,631,116
Net assets at end of period (including undistributed net investment income of $409,963 and $1,130,287, respectively)	$ 121,138,031	$ 179,289,184
Other Information[a]
Shares outstanding at beginning of period	12,174,799	11,731,381
Shares sold	38,411,201	28,632,007
Shares issued to shareholders in reinvestment of distributions	2,398,827	1,768,753
Shares redeemed	(39,874,852)	(29,957,342)
Net increase (decrease) in Portfolio shares	935,176	443,418
Shares outstanding at end of period	13,109,975	12,174,799

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.73	$ 21.45	$ 17.00	$ 16.15	$ 15.64
Income (loss) from investment operations: Net investment income (loss)	.05[b]	.08[b]	.07[b]	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(3.46)	(3.90)	6.73	1.48	1.30
Total from investment operations	(3.41)	(3.82)	6.80	1.65	1.41
Less distributions from: Net investment income	(.10)	-	(.20)	(.20)	(.20)
Net realized gains on investment transactions	(1.98)	(2.90)	(2.15)	(.60)	(.70)
Total distributions	(2.08)	(2.90)	(2.35)	(.80)	(.90)
Net asset value, end of period	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15
Total Return (%)	(24.43)	(20.49)	45.71	10.02	9.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	179	252	213	200
Ratio of expenses (%)	.92	.84	.94	.93	.91
Ratio of net investment income (loss) (%)	.44	.47	.40	.96	.71
Portfolio turnover rate (%)	145	87	136	90	79

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Investment Grade Bond Portfolio

The bond market experienced unusual volatility in the fourth quarter as post-September 11 concerns and news that the Treasury would stop issuing 30-year bonds caused Treasury yields to plummet (and prices to rise) in late October. However, a growing belief that a resumption of economic growth in 2002 would cause the Federal Reserve to begin raising interest rates caused yields to soar during the final two months of the quarter. Corporate issues lost ground, but performed well in relation to Treasuries.

The portfolio's duration (interest rate sensitivity) stood at 5.3 years on December 31, which is higher than normal. This was a result of our decision to increase duration in late September. While this move initially helped performance when Treasuries rallied in late October, it ultimately proved to be a negative when yields soared in the final two months of the year. On the plus side, performance was helped by the portfolio's position in asset-backed securities and government agency notes, both of which provided attractive yields without adding to the portfolio's credit risk. In the corporate sector, the portfolio's position remains well-diversified across all industries, and is spread among a wide variety of individual securities. We believe this high level of diversification will enable us to better manage the portfolio's risk over time.

Looking ahead, we intend to keep the portfolio's duration on the long side. We will also be looking for opportunities to take advantage of any price weakness in corporates to add marginally to the portfolio's position in the sector.

Robert S. Cessine
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Investment Grade Bond Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Investment Grade Bond Portfolio -- Lehman Brothers Government/Corporate Bond Index
The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.
Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Investment Grade Bond Portfolio	5.71%	4.40%	6.01%	5.94%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparison begins April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Investment Grade Bond Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 33.0%
Communications 4.5%
AT&T Corp., 7.3%, 11/15/2011	1,000,000	1,027,570
Citizens Communications Co., 7.625%, 8/15/2008	950,000	971,498
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	375,000	41,250
McLeod U.S.A., Inc., 11.375%, 1/1/2009*	375,000	84,375
Nextel Communications, Inc.: 9.375%, 11/15/2009	450,000	355,500
9.5%, 2/1/2011	375,000	292,500
Qwest Communications International, 7.9%, 8/15/2010	1,100,000	1,120,526
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,325,000	1,318,929
WorldCom, Inc., 8.25%, 5/15/2031	1,000,000	1,054,430
		6,266,578
Consumer Discretionary 2.7%
Federated Department Stores, Inc., 6.625%, 4/1/2011	1,025,000	1,007,216
Gap, Inc., 8.8%, 12/15/2008	195,000	170,621
Georgia-Pacific Corp., 8.125%, 5/15/2011	900,000	881,829
Park Place Entertainment, Inc., 8.5%, 11/15/2006	200,000	207,841
Toys 'R' Us, Inc., 7.625%, 8/1/2011	1,025,000	1,001,753
Wal-Mart Stores, Inc., 7.55%, 2/15/2030	350,000	404,089
		3,673,349
Consumer Staples 1.2%
Delhaize America, Inc., 8.125%, 4/15/2011	1,550,000	1,698,490
Durables 0.8%
International Paper Co., 8.125%, 7/8/2005	1,025,000	1,101,967
Energy 4.4%
Burlington Resources, Inc., 6.5%, 12/1/2011	325,000	317,077
Conoco Funding Co., 6.35%, 10/15/2011	725,000	734,345
Devon Financing Corp., ULC, 6.875%, 9/30/2011	600,000	584,772
Keyspan Corp.: 6.15%, 6/1/2006	275,000	282,081
7.625%, 11/15/2010	1,075,000	1,167,386
NiSource Finance Corp., 7.875%, 11/15/2010	1,075,000	1,111,776
Phillips Petroleum, 8.5%, 5/25/2005	350,000	385,312
	Principal Amount ($)	Value ($)
Pioneer Natural Resources Co., 6.5%, 1/15/2008	400,000	369,000
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,100,000	1,158,014
		6,109,763
Financial 9.9%
BB&T Corp., 6.5%, 8/1/2011	300,000	303,366
Capital One Financial Corp., 6.875%, 2/1/2006	625,000	608,619
Citigroup, Inc., 7.25%, 10/1/2010	1,100,000	1,179,893
Countrywide Home Loans, Inc., 5.5%, 8/1/2006	750,000	748,118
EOP Operating LP, 7.0%, 7/15/2011	1,500,000	1,511,925
ERAC USA Finance Co., 7.35%, 6/15/2008	950,000	953,439
Firstar Bank NA, 7.125%, 12/1/2009	300,000	317,289
FleetBoston Financial Corp., 7.25%, 9/15/2005	625,000	672,681
Ford Motor Credit Co., 7.25%, 10/25/2011	1,050,000	1,022,616
General Electric Capital Corp., 6.5%, 12/10/2007	750,000	805,800
General Motors Acceptance Corp., 8.0%, 11/1/2031	1,650,000	1,669,289
Household Finance Corp., 6.5%, 1/24/2006	625,000	642,556
PNC Funding Corp., 5.75%, 8/1/2006	1,025,000	1,044,321
Prudential Insurance Co., 6.375%, 7/23/2006	1,000,000	1,031,260
Wells Fargo & Co., 7.55%, 6/21/2010	1,000,000	1,095,350
		13,606,522
Manufacturing 2.2%
Dow Chemical Co., 7.0%, 8/15/2005	900,000	965,430
Tyco International Group SA, 6.375%, 10/15/2011	1,025,000	1,002,655
Weyerhaeuser Co., 5.95%, 11/1/2008	1,150,000	1,103,690
		3,071,775
Media 2.9%
CSC Holdings, Inc., 7.875%, 12/15/2007	750,000	772,808
Comcast Cable Communications, 7.125%, 6/15/2013	375,000	383,411
News America Holdings, Inc., 9.25%, 2/1/2013	225,000	258,539
News America, Inc., 7.25%, 5/18/2018	225,000	216,142
Time Warner, Inc., 9.125%, 1/15/2013	1,150,000	1,360,922
Viacom, Inc., 6.625%, 5/15/2011	1,025,000	1,041,923
		4,033,745
	Principal Amount ($)	Value ($)
Utilities 4.4%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,058,560
American Electric Power Co., Inc., 6.125%, 5/15/2006	975,000	963,641
Cleveland Electric Illumination Co., 7.67%, 7/1/2004	1,050,000	1,118,492
DTE Energy Co., 6.45%, 6/1/2006	500,000	512,780
Occidental Petroleum Corp., 6.4%, 4/1/2013	500,000	511,225
Pacificorp, 6.9%, 11/15/2011	825,000	825,594
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,039,297
		6,029,589
Total Corporate Bonds (Cost $45,369,348)		45,591,778

Asset Backed 1.8%
Automobile Receivables 0.8%
Capital Auto Receivables Asset Trust, Series 2000-2 A3, 6.46%, 1/15/2004	325,000	331,523
Daimler Chrysler Auto Trust, Series 2000-C A3, 6.82%, 9/6/2004	425,000	440,283
Daimler Chrysler Auto Trust, Series 2000-D A3, 6.66%, 1/8/2005	350,000	362,851
		1,134,657
Credit Card Receivables 1.0%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007	375,000	401,431
MBNA Master Credit Card Trust, Series 2000-I A, 6.9%, 1/15/2008	900,000	962,957
		1,364,388
Total Asset Backed (Cost $2,374,324)		2,499,045

Foreign Bonds - U.S.$ Denominated 3.0%
Apache Finance Canada, 7.75%, 12/15/2029	900,000	991,170
British Sky Broadcasting PLC, 6.875%, 2/23/2009	1,000,000	959,520
Petroleum Geo-Services, 7.5%, 3/31/2007	1,000,000	946,400
	Principal Amount ($)	Value ($)
Province of Ontario, 5.5%, 10/1/2008	225,000	225,695
Province of Quebec, 7.0%, 1/30/2007	900,000	970,002
Total Foreign Bonds - U.S.$ Denominated (Cost $4,018,187)		4,092,787

U.S. Government & Agencies 44.7%
Federal National Mortgage Association:
5.25%, 6/15/2006	650,000	661,882
6.0%, 1/1/2032	1,225,000	1,199,483
6.5% with various maturities until 11/1/2031	6,343,628	6,351,685
7.0% with various maturities until 1/1/2032	6,795,085	6,990,796
7.5% with various maturities until 8/1/2031	2,706,892	2,807,810
8.0%, 9/1/2015	370,987	388,163
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	2,063,073	2,069,923
7.0% with various maturities until 12/15/2028	1,839,296	1,882,980
7.5%, 12/20/2030	860,559	888,165
U.S. Treasury Bond:
5.0%, 8/15/2011	10,335,000	10,302,651
5.25%, 2/15/2029	3,750,000	3,510,938
5.375%, 2/15/2031	9,550,000	9,411,239
5.625%, 11/30/2002	550,000	567,963
U.S. Treasury Note:
3.5%, 11/15/2006	775,000	746,906
4.625%, 2/28/2003	1,000,000	1,026,870
4.625%, 5/15/2006	5,275,000	5,346,687
5.75%, 11/15/2005	1,000,000	1,056,090
6.25%, 2/15/2003	1,500,000	1,566,330
6.625%, 5/31/2002	5,000,000	5,097,650
Total U.S. Government & Agencies (Cost $62,877,232)		61,874,211

Cash Equivalents 17.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $24,214,468)	24,214,468	24,214,468
Total Investment Portfolio - 100.0% (Cost $138,853,559) (a)		138,272,289

Notes to Scudder Investment Grade Bond Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $139,023,292. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $751,003. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,915,406 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,666,409.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $138,853,559)	$ 138,272,289
Cash	10,000
Interest receivable	1,623,398
Receivable for Portfolio shares sold	305,554
Total assets	140,211,241
Liabilities
Payable for investments purchased	6,368,216
Payable for Portfolio shares redeemed	18,049
Accrued management fee	67,698
Other accrued expenses and payables	23,718
Total liabilities	6,477,681
Net assets, at value	$ 133,733,560
Net Assets
Net assets consist of: Undistributed net investment income	4,912,031
Net unrealized appreciation (depreciation) on investments	(581,270)
Accumulated net realized gain (loss)	(2,001,576)
Paid-in capital	131,404,375
Net assets, at value	$ 133,733,560
Net Asset Value and redemption price per share ($133,733,560 / 11,645,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 6,293,048
Expenses: Management fee	619,125
Custodian fees	9,738
Auditing	14,407
Legal	3,099
Trustees' fees and expenses	2,978
Reports to shareholders	10,900
Other	3,865
Total expenses, before expense reductions	664,112
Expense reductions	(1,331)
Total expenses, after expense reductions	662,781
Net investment income	5,630,267
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,204,937
Futures	(403,414)
1,801,523
Net unrealized appreciation (depreciation) during the period on investments	(2,467,539)
Net gain (loss) on investment transactions	(666,016)
Net increase (decrease) in net assets resulting from operations	$ 4,964,251

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 5,630,267	$ 4,499,099
Net realized gain (loss) on investment transactions	1,801,523	(1,826,804)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,467,539)	4,069,145
Net increase (decrease) in net assets resulting from operations	4,964,251	6,741,440
Distributions to shareholders from: Net investment income	(4,623,273)	(3,737,486)
Portfolio share transactions: Proceeds from shares sold	82,813,663	14,249,355
Reinvestment of distributions	4,623,273	3,737,486
Cost of shares redeemed	(31,584,271)	(14,428,513)
Net increase (decrease) in net assets from Portfolio share transactions	55,852,665	3,558,328
Increase (decrease) in net assets	56,193,643	6,562,282
Net assets at beginning of period	77,539,917	70,977,635
Net assets at end of period (including undistributed net investment income of $4,912,031 and $3,982,660, respectively)	$ 133,733,560	$ 77,539,917
Other Information[a]
Shares outstanding at beginning of period	6,770,947	6,447,508
Shares sold	7,217,553	1,291,758
Shares issued to shareholders in reinvestment of distributions	414,684	352,836
Shares redeemed	(2,757,259)	(1,321,155)
Net increase (decrease) in Portfolio shares	4,874,978	323,439
Shares outstanding at end of period	11,645,925	6,770,947

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[c]	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45	$ 11.00	$ 11.65	$ 11.18	$ 10.36
Income (loss) from investment operations: Net investment income	.62[b]	.69[b]	.60[b]	.32	.66
Net realized and unrealized gain (loss) on investment transactions	.01[d]	.36	(.85)	.55	.26
Total from investment operations	.63	1.05	(.25)	.87	.92
Less distributions from: Net investment income	(.60)	(.60)	(.30)	(.30)	(.10)
Net realized gains on investment transactions	-	-	(.10)	(.10)	-
Total distributions	(.60)	(.60)	(.40)	(.40)	(.10)
Net asset value, end of period	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18
Total Return (%)	5.71	9.90	(2.06)	7.93	9.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	78	71	52	16
Ratio of expenses before expense reductions (%)	.64	.68	.65	.67	.80
Ratio of expenses after expense reductions (%)	.64	.67	.65	.67	.80
Ratio of net investment income (loss) (%)	5.46	6.36	5.42	5.50	6.23
Portfolio turnover rate (%)	176	311	131	130	311

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Management Summary and Performance Update December 31, 2001

Scudder Money Market Portfolio

On December 11, the Fed reduced interest rates one quarter of a percentage point, dropping the fed funds rate to 1.75 percent, its lowest level in 40 years. Coinciding with the Fed's unprecedented series of actions, interest rates for money market securities declined dramatically during 2001. It's likely that money market interest rates will remain at or near current levels until late in the second quarter of 2002.

In managing the portfolio, we focus on maintaining average maturity within a target range (currently 40 to 60 days) and in selecting securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of its attractive value and high relative yields.

Over the coming months we will periodically reassess our outlook on the economy in light of actions by the Federal Reserve and adjust our strategy accordingly. Going forward, we will look for attractive opportunities as they arise, seek to maintain a high yield and be vigilant in terms of the credit quality of the portfolio as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

Investment Portfolio December 31, 2001

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Commercial Paper 75.7%
Abbey National North America Corp., 2.02%*, 2/4/2002	10,000,000	9,980,922
American Honda Finance Corp., 2.13%*, 8/23/2002	7,000,000	6,999,551
Amsterdam Funding Corp., 1.85%*, 3/20/2002	10,000,000	9,959,917
Asset Portfolio Funding Corp., 2.5%*, 1/18/2002	11,715,000	11,701,170
Associates Corp. of North America, 1.91%, 6/15/2002	5,000,000	5,000,000
Atlantis One Funding Corp., 2.15%*, 2/13/2002	10,000,000	9,974,319
Bavaria Universal Funding Corp., 3.43%*, 2/25/2002	8,621,000	8,575,824
Black Forest Funding Corp., 2.1%*, 1/11/2002	10,000,000	9,994,167
Caterpillar Financial Services Corp., 2.531%, 7/9/2002	5,000,000	5,000,000
Clipper Receivables Corp., 1.84%*, 1/14/2002	10,000,000	9,993,356
Commerzbank Europe (Ireland), 2.1%*, 2/19/2002	10,000,000	9,971,417
Corporate Receivables Corp., 2.3%*, 1/22/2002	10,000,000	9,986,583
CXC, Inc., 2.3%*, 1/25/2002	10,000,000	9,984,667
Delaware Funding Corp., 1.84%*, 1/8/2002	10,000,000	9,996,422
Eureka Securitization, Inc., 1.75%*, 2/14/2002	10,000,000	9,978,611
Fairway Finance Corp., 1.88%*, 6/10/2002	13,903,000	13,786,833
Falcon Asset Securitization Corp., 1.93%*, 1/23/2002	10,000,000	9,988,206
FCAR Owner Trust I, 3.33%*, 3/6/2002	10,000,000	9,940,800
Federal Home Loan Bank Notes, 2.25%, 10/30/2002	5,000,000	5,000,000
Four Winds Funding Corp., 2.31%*, 1/15/2002	10,000,000	9,991,017
Galaxy Funding, Inc., 2.54%*, 1/25/2002	10,000,000	9,983,067
Giro Funding US Corp., 2.35%*, 1/15/2002	10,000,000	9,990,861
Giro Multi-Funding Corp., 2.35%*, 1/22/2002	10,000,000	9,986,292
Goldman Sachs Group, Inc., 1.93%, 4/19/2002	10,000,000	10,000,000
Household Finance Corp., 2.01%*, 12/20/2002	5,000,000	4,997,611
Household Finance Corp., 2.0%, 9/26/2002	5,000,000	5,000,000
	Principal Amount ($)	Value ($)
Jupiter Securitization Corp., 2.18%*, 1/31/2002	10,616,000	10,596,714
K2 (USA) LLC, 3.68%, 2/12/2002	10,000,000	9,957,067
Montauk Funding Corp., 1.88%*, 1/24/2002	10,000,000	9,987,989
Moriarty LLC, 3.39%*, 2/20/2002	10,000,000	9,952,917
Nordea North America, Inc., 2.08%*, 2/26/2002	10,000,000	9,967,644
Northern Rock PLC, 1.76%*, 3/15/2002	10,000,000	9,964,311
Old Line Funding Corp., 2.11%*, 1/16/2002	10,000,000	9,991,208
Park Avenue Receivables Corp., 2.09%*, 1/23/2002	10,000,000	9,987,228
Pennine Funding LLC, 2.6%*, 3/4/2002	15,000,000	14,932,833
Preferred Receivable Funding Corp., 2.06%*, 1/10/2002	8,825,000	8,820,455
Quincy Capital Corp., 2.1%*, 1/9/2002	10,000,000	9,995,333
Receivables Capital Corp., 2.09%*, 1/9/2002	10,000,000	9,995,356
SBC Communications, Inc., 2.03%*, 3/28/2002	4,000,000	3,980,602
SBC Communications, Inc., 2.06%*, 3/7/2002	10,000,000	9,962,806
Sheffield Receivables Corp., 2.54%*, 1/10/2002	10,000,000	9,993,650
Sigma Finance, Inc., 2.08%*, 7/11/2002	10,000,000	9,889,644
Superior Funding Capital Corp., 1.8%*, 3/22/2002	10,000,000	9,960,000
Surrey Funding Corp., 2.1%*, 1/8/2002	10,000,000	9,995,917
Swedbank, Inc., 2.25%*, 4/16/2002	10,000,000	9,934,375
Swedish National Housing Finance Corp., 1.93%*, 2/1/2002	10,000,000	9,983,381
Thunder Bay Funding, Inc., 2.11%*, 1/24/2002	10,000,000	9,986,519
Variable Funding Corp., 2.58%*, 2/21/2002	10,000,000	9,963,450
Verizon Network Funding Corp., 2.36%*, 1/10/2002	10,000,000	9,994,100
WCP Funding, Inc., 1.85%*, 1/7/2002	10,000,000	9,996,915
Total Commercial Paper (Cost $473,552,027)		473,552,027
	Principal Amount ($)	Value ($)
Certificates Of Deposit 3.2%
American Express Centurion Bank, 2.081%, 11/6/2002	10,000,000	10,000,000
Comerica Bank, 1.8%, 10/28/2002	10,000,000	10,000,000
Total Certificates of Deposit (Cost $20,000,000)		20,000,000
	Principal Amount ($)	Value ($)
Repurchase Agreements 21.1%
J.P. Morgan Chase & Co., 1.82%, to be repurchased at $90,009,100 on 1/2/2002**	90,000,000	90,000,000
State Street Bank and Trust Company, 1.62%, to be repurchased at $42,174,795 on 1/2/2002**	42,171,000	42,171,000
Total Repurchase Agreements (Cost $132,171,000)		132,171,000
Total Investment Portfolio - 100.0% (Cost $625,723,027) (a)		625,723,027

Notes to Scudder Money Market Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $625,723,027.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $625,723,027)	$ 625,723,027
Cash	975
Interest receivable	137,868
Receivable for Portfolio shares sold	45,608,572
Total assets	671,470,442
Liabilities
Dividends payable	361,451
Payable for Portfolio shares redeemed	112
Accrued management fee	272,618
Other accrued expenses and payables	136,670
Total liabilities	770,851
Net assets, at value	$ 670,699,591
Net Assets
Net assets consist of:
Accumulated net realized gain (loss)	3,191
Paid-in capital	670,696,400
Net assets, at value	$ 670,699,591
Net Asset Value and redemption price per share ($670,699,591 / 670,711,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 18,198,739
Expenses: Management fee	2,318,839
Custodian fees	16,786
Auditing	63,339
Legal	22,903
Trustees' fees and expenses	21,371
Reports to shareholders	38,312
Registration fees	26,502
Other	20,138
Total expenses, before expense reductions	2,528,190
Expense reductions	(1,848)
Total expenses, after expense reductions	2,526,342
Net investment income	15,672,397
Net realized gain (loss) from investments	9,357
Net increase (decrease) in net assets resulting from operations	$ 15,681,754

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 15,672,397	$ 14,182,564
Net realized gain (loss) on investment transactions	9,357	-
Net increase (decrease) in net assets resulting from operations	15,681,754	14,182,564
Distributions to shareholders from: Net investment income	(15,691,810)	(14,182,564)
Portfolio share transactions: Proceeds from shares sold	4,484,819,119	1,379,647,587
Reinvestment of distributions	16,051,939	14,051,715
Cost of shares redeemed	(4,108,987,621)	(1,345,972,420)
Net increase (decrease) in net assets from Portfolio share transactions	391,883,437	47,726,882
Increase (decrease) in net assets	391,873,381	47,726,882
Net assets at beginning of period	278,826,210	231,099,328
Net assets at end of period	$ 670,699,591	$ 278,826,210
Other Information
Shares outstanding at beginning of period	278,826,210	231,099,328
Shares sold	4,484,820,688	1,379,647,587
Shares issued to shareholders in reinvestment of distributions	16,051,939	14,051,715
Shares redeemed	(4,108,987,266)	(1,345,972,420)
Net increase (decrease) in Portfolio shares	391,885,361	47,726,882
Shares outstanding at end of period	670,711,571	278,826,210

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.037	.059	.050	.050	.050
Total from investment operations	.037	.059	.050	.050	.050
Less distributions from: Net investment income	(.037)	(.059)	(.050)	(.050)	(.050)
Total distributions	(.037)	(.059)	(.050)	(.050)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	3.75	6.10	4.84	5.15	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	671	279	231	152	100
Ratio of expenses (%)	.55	.58	.54	.54	.55
Ratio of net investment income (loss) (%)	3.39	5.94	4.77	5.02	5.14

Management Summary and Performance Update December 31, 2001

Scudder New Europe Portfolio

Markets around the globe declined for the bulk of the period as investors reacted to the deteriorating economic environment. Corporate profit expectations were ratcheted down, buffeted by the headwinds of falling investment spending and rising oil prices. Although European markets tracked the U.S. markets, the underlying fundamentals in Europe looked more solid. Europe was earlier in its economic cycle than the United States and was less exposed to market and economic excesses. Europe had been less burdened by the imbalances that characterize the U.S. financial system, such as the high levels of debt among consumers and corporations. Even so, by the second quarter, European companies began to preannounce profit shortfalls. Then, the shocking terrorist attacks on the United States shattered markets. European markets fell sharply in the days following the attack. However, the sharp contraction in equity prices and the aggressive and apparently coordinated interest rate cuts by the Federal Reserve, the Bank of England and even the reluctant European Central Bank served to establish a base for equity prices. Markets staged a recovery toward the end of the period.

For the 12-month period ended December 31, 2001, MSCI Europe Equity Index declined 19.90 percent, while Scudder New Europe Portfolio fell 29.86 percent. The portfolio suffered from its growth bias during this period when typical growth industries such as technology, media and telecom performed poorly overall. Several of our positions in commercial services and software also hurt performance due to their sensitivity to corporate spending pullbacks. As we move into 2002, we continue to expect a market punctuated by volatility and sector rotation, but overall we see several supporting factors, including relatively attractive valuations, the successful introduction of the euro, increasing confidence in the economic outlook and the ongoing restructuring of European companies as they adapt to their transforming landscape.

Carol L. Franklin
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder New Europe Portfolio from 5/5/1998 to 12/31/2001
-- Scudder New Europe Portfolio -- MSCI EAFE Index - - - MSCI Europe Equity Index

MSCI EAFE Index is a generally accepted benchmark for performance of major overseas markets. MSCI Europe Equity Index is an unmanaged index that is generally representative of the equity securities of the European markets. Beginning with the next semiannual report, the MSCI Europe Equity Index, which better accommodates the Portfolio's objective of seeking long-term capital appreciation through investment in European common stocks and other equities, will be shown instead of the MSCI EAFE Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder New Europe Portfolio	-29.86%	-9.11%	-9.84%	(Since 5/5/1998)

* The Portfolio commenced operations on May 5, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Effective 5/1/2000 the Portfolio had name and investment objective changes: Kemper International Growth and Income Portfolio name was changed to Kemper New Europe Portfolio.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder New Europe Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Belgium 0.5%
Dexia* (Provider of municipal lending services)	9,320	83
Interbrew (Brewer of beers)	4,300	117,865
		117,948
Denmark 0.4%
Novo Nordisk AS* (Developer of diabetes care products)	2,300	94,094
Finland 3.5%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	21,300	549,858
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	26,400	338,404
		888,262
France 24.3%
Altran Technologies SA (Provider of technology consulting services)	5,171	233,929
Aventis SA (Manufacturer of life science products)	9,852	700,370
Banque Nationale de Paris SA (Provider of banking services)	5,983	535,991
Bouygues SA (Developer of large public projects, real estate, offshore oil platforms and energy network)	3,595	117,929
Compagnie de Saint-Gobain (Manufacturer of glass)	1,076	162,575
Credit Lyonnais SA (Provider of diversified banking services)	8,357	279,354
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and convenience stores)	1,587	122,580
France Telecom SA (Provider of telecommunication services)	7,845	313,987
Galeries Lafayette (Operator of department stores and supermarket chains)	669	91,181
Groupe Danone (Producer of food products)	3,068	374,670
Infogrames Entertainment SA* (Developer of interactive television and computer games)	5,492	66,580
Lafarge SA (Supplier of various building materials)	6,273	586,575
	Shares	Value ($)
Orange SA* (Provider of cellular telephone services)	33,292	302,107
PSA Peugeot Citroen (Manufacturer of automobiles and commercial vehicles)	6,102	259,728
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	7,754	579,218
Societe Generale "A" (Provider of banking services)	7,389	413,965
Suez SA* (Builder of water treatment plants)	9,903	300,136
Total Fina Elf SA "B" (Explorer, refiner, and transporter of oil and natural gas)	3,245	463,972
Vinci SA (Builder of roads, offerer of engineering and construction services)	3,809	223,583
		6,128,430
Germany 18.6%
Allianz AG (Provider of multiline insurance services)	1,292	305,772
Atlanta AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	5,931	295,537
BASF AG (Explorer and producer of oil, natural gas and chemicals)	6,965	259,830
Deutsche Bank AG (Registered) (Provider of financial services) (b)	2,469	174,529
Deutsche Boerse AG (Provider of financial services)	4,094	162,398
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	13,929	240,876
E.On AG (Distributor of oil and chemicals)	5,427	282,517
KarstadtQuelle AG (Operator of department stores)	7,475	292,515
Metro AG (Operator of building, clothing, electronic and food stores)	11,466	403,721
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	1,873	509,226
SAP AG (Manufacturer of computer software)	2,495	327,401
Schering AG (Producer of pharmaceuticals and industrial chemicals)	10,417	558,071
	Shares	Value ($)
Siemens AG (Manufacturer of electrical and electronic equipment)	6,800	453,705
Wella AG (Manufacturer of a variety of personal care products)	8,854	426,193
		4,692,291
Italy 4.8%
Assicurazioni Generali SpA (Provider of insurance and financial services)	12,300	342,084
ENI SpA (Provider of oilfield and engineering services)	23,750	298,084
Gruppo Coin SpA* (Operator of department stores)	3,740	30,505
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	10,600	118,866
Saipem SpA (Provider of offshore and onshore drilling services)	36,300	177,968
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	45,400	253,744
		1,221,251
Netherlands 6.6%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	7,400	330,807
ASM Lithography Holding NV* (Developer of photolithography projection systems)	10,600	184,441
Getronics NV (Provider of computer consulting and solution design services)	60,600	196,629
Royal Dutch Petroleum Co. (Provider of petroleum products)	5,360	271,863
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,487	304,864
Unilever NV (Manufacturer of packaged food and personal care products)	4,500	264,144
Vedior NV (Provider of temporary employment services)	10,100	121,272
		1,674,020
Portugal 0.7%
Portugal Telecom SGPS SA* (Provider of telecommunication services)	23,400	182,514
Spain 5.6%
Amadeus Global Travel Distribution SA* (Operator of a travel reservation system)	23,200	134,009
	Shares	Value ($)
Banco Popular Espanol SA (Provider of retail banking services)	16,610	546,051
Grupo Dragados SA (Provider of a range of civil and industrial services and infrastructure management)	23,180	310,560
Inditex* (Manufacturer and retailer of apparel)	11,100	211,842
Union Electrica Fenosa SA (Provider of electric utilities)	13,146	213,039
		1,415,501
Sweden 1.1%
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	49,800	271,636
Switzerland 5.5%
Credit Suisse Group* (Provider of various financial services, including investment and insurance services)	6,759	288,693
Nestle SA (Registered) (Producer and seller of food products)	1,865	398,293
Roche Holding AG (Developer of pharmaceutical and chemical products)	2,703	193,235
Swiss Re (Provider of reinsurance, insurance and banking services)	2,390	240,788
UBS AG* (Provider of commercial and investment banking services)	5,293	267,588
		1,388,597
United Kingdom 26.8%
Aegis Group PLC (Provider of independent media services)	196,598	266,228
Anglo American PLC (Producer of platinum)	10,101	153,111
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	47,640	249,033
BAE Systems PLC (Producer of military aircraft)	36,196	163,122
Barclays PLC (Provider of financial services)	16,850	558,178
BHP Billiton PLC (Operator of a company that provides mineral exploration and production)	26,395	134,134
BOC Group PLC (Producer of chemical products)	16,890	260,691
BP PLC (Provider of petroleum products)	44,607	346,845
Friends Provident PLC* (Manager of life assurance business)	15,725	45,794
	Shares	Value ($)
GlaxoSmithKline PLC (Developer of vaccines, health-related consumer products, prescriptions and OTC medicines)	21,915	549,817
J Sainsbury PLC (Distributor of food)	67,103	357,614
Misys PLC (Provider of computer support and data services)	58,256	275,686
Pearson PLC (Operator of a diversified media and entertainment holding company)	16,385	188,718
Powergen PLC (Provider of electric utilities)	537	5,904
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	55,274	458,762
Reuters Group PLC (Provider of international news and information)	27,846	275,717
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	19,112	366,229
Royal & Sun Alliance Insurance Group PLC (Operator of a multiline insurance holding company)	735	4,225
	Shares	Value ($)
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	18,943	461,186
Taylor Nelson Sofres PLC (Provider of market research services)	98,187	276,647
Tesco PLC (Operator of a food store)	113,240	410,573
Vodafone Group PLC (Provider of mobile telecommunication services)	371,733	972,952
		6,781,166
Total Common Stocks (Cost $23,953,607)		24,855,710

	Principal Amount ($)	Value ($)
Repurchase Agreements 1.6%
Salomon Smith Barney, 1.75% to be repurchased at $400,039 on 1/2/2002** (Cost $400,000)	400,000	400,000
Total Investment Portfolio - 100.0% (Cost $24,353,607) (a)		25,255,710

At December 31, 2001, the Scudder New Europe Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 5,254,771	20.8%
Manufacturing	3,249,441	12.9%
Communications	3,087,674	12.2%
Consumer Staples	2,276,893	9.0%
Health	1,711,901	6.8%
Service Industries	1,674,312	6.6%
Energy	1,558,732	6.2%
Consumer Discretionary	1,387,378	5.5%
Technology	1,378,436	5.4%
Other	3,276,172	13.0%
Total	24,855,710	98.4%
Money Market Instruments	400,000	1.6%
Total Investment Portfolio	$ 25,255,710	100.0%

Notes to Scudder New Europe Portfolio of Investments

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $25,522,318. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $266,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $780,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,046,651.
(b) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $24,353,607)	$ 25,255,710
Cash	1,136,224
Receivable for investments sold	15,514
Dividends receivable	12,988
Interest receivable	19
Receivable for Portfolio shares sold	3,660
Foreign taxes recoverable	22,984
Due from Advisor	13,788
Total assets	26,460,887
Liabilities
Payable for investments purchased	2,782,954
Payable for Portfolio shares redeemed	450,143
Other accrued expenses and payables	56,161
Total liabilities	3,289,258
Net assets, at value	$ 23,171,629
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	902,103
Foreign currency related transactions	(6,454)
Accumulated net realized gain (loss)	(6,106,102)
Paid-in capital	28,382,082
Net assets, at value	$ 23,171,629
Net Asset Value and redemption price per share ($23,171,629 / 3,512,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,436)	$ 242,316
Interest	52,572
Total Income	294,888
Expenses: Management fee	181,386
Custodian and accounting fees	250,951
Auditing	3,545
Legal	2,055
Trustee's fees and expenses	389
Reports to shareholders	7,396
Other	3,206
Total expenses, before expense reductions	448,928
Expense reductions	(245,585)
Total expenses, after expense reductions	203,343
Net investment income (loss)	91,545
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,827,532)
Foreign currency related transactions	(58,631)
(5,886,163)
Net unrealized appreciation (depreciation) during the period on: Investments	707,927
Foreign currency related transactions	(6,702)
701,225
Net gain (loss) on investment transactions	(5,184,938)
Net increase (decrease) in net assets resulting from operations	$ (5,093,393)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 91,545	$ 307,610
Net realized gain (loss) on investment transactions	(5,886,163)	(257,562)
Net unrealized appreciation (depreciation) on investment transactions during the period	701,225	(492,555)
Net increase (decrease) in net assets resulting from operations	(5,093,393)	(442,507)
Distributions to shareholders from: Net investment income	(345,868)	(23,685)
Net realized gains	-	(23,647)
Portfolio share transactions: Proceeds from shares sold	148,664,327	15,004,778
Reinvestment of distributions	345,868	47,332
Cost of shares redeemed	(133,885,378)	(7,752,735)
Net increase (decrease) in net assets from Portfolio share transactions	15,124,817	7,299,375
Increase (decrease) in net assets	9,685,556	6,809,536
Net assets at beginning of period	13,486,073	6,676,537
Net assets at end of period (including undistributed net investment income of $293,182 at December 31, 2000)	$ 23,171,629	$ 13,486,073
Other Information[a]
Shares outstanding at beginning of period	1,397,393	645,384
Shares sold	20,719,356	1,534,703
Shares issued to shareholders in reinvestment of distributions	44,351	4,572
Shares redeemed	(18,648,687)	(787,266)
Net increase (decrease) in Portfolio shares	2,115,020	752,009
Shares outstanding at end of period	3,512,413	1,397,393

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.35	$ 9.12	$ 10.00
Income (loss) from investment operations: Net investment income	.04[c]	.31[c]	.13[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(2.89)	(.95)	1.15	(.91)
Total from investment operations	(2.85)	(.64)	1.28	(.88)
Less distributions from: Net investment income	(.20)	(.03)	(.05)	-
Net realized gains on investment transactions	-	(.03)	-	-
Total distributions	(.20)	(.06)	(.05)	-
Net asset value, end of period	$ 6.60	$ 9.65	$ 10.35	$ 9.12
Total Return (%)[d]	(29.86)	(6.17)	14.09	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	7	3
Ratio of expenses before expense reductions (%)	2.47	2.65	4.30	19.55*
Ratio of expenses after expense reductions (%)	1.12	1.14	1.10	1.13*
Ratio of net investment income (loss) (%)	.51	3.14	1.44	1.13*
Portfolio turnover rate (%)	237	105	146	100*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Small Cap Growth Portfolio

Technology stock declines weighed heavily on Scudder Small Cap Growth Portfolio's results in 2001. The portfolio fell 28.91 percent, much more than the Russell 2000 Growth Index, an unmanaged group of rapidly growing small-company stocks, which declined 9.23 percent for the year. We entered the year with a higher concentration in small technology stocks than the index, and reduced this in the spring and early summer to an underweight position.

In 2001, technology companies grappled with three problems: a huge inventory of unsold goods, large write-offs of sour investments and weak prospects for product demand. Steep declines in corporate capital spending plans reduced demand for software, telecom and semiconductor products, prompting analysts to slash earnings estimates for many stocks that fit our investment discipline. The result was that the short-term corporate profit picture for most technology companies grew grim amid a global economic slowdown. Technology stocks rebounded in the fourth quarter, even as securities analysts further slashed estimates, because earnings targets were set at more realistic levels. Currently, there are early signs of a broader economic recovery, and this may reenergize the technology-investing climate. Investors are beginning to conclude that the worst of the U.S. recession is over.

For 2001 as a whole, energy stocks were another area of weakness. We brought the portfolio's weighting down from 2000 levels amid a sharp decline in this sector's stock prices. Natural gas and oil prices peaked in early winter 2001 amid California's energy crisis and began to fall sharply as spring approached and the global economy weakened, reducing consumer and industrial demand for fuel.

For the year ahead, we expect to maintain a strong position in health care stocks. We believe small-cap pharmaceutical firms could do especially well with medicines tailored to a person's specific biochemistry and genetic makeup. Another area that we believe has the potential to do well in 2002 is financial stocks. Interest rates reached 40-year lows during the fourth quarter of 2001, boosting earnings prospects for financial stocks. Our focus within this sector remains property and casualty insurance companies, who appear well-positioned to benefit from an improved pricing environment.

J.C. Cabrera
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 5/2/1994 to 12/31/2001
-- Scudder Small Cap Growth Portfolio -- Russell 2000 Index - - - Russell 2000 Growth Index

The Russell 2000 Index is a capitalization- weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market capitalization of $591 million. The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends and is compiled by the Frank Russell Company.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Small Cap Growth Portfolio	-28.91%	-5.07%	6.33%	11.81%	(Since 5/2/1994)

* The Portfolio commenced operations on May 2, 1994. Index comparisons begin April 30, 1994.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 94.6%
Communications 1.6%
Telephone / Communications
Entercom Communications Corp.*	51,600	2,580,000
Remec, Inc.*	119,600	1,194,804
		3,774,804
Consumer Discretionary 7.9%
Apparel & Shoes 5.6%
Abercrombie & Fitch Co. "A"*	90,500	2,400,965
American Eagle Outfitters, Inc.*	105,200	2,753,084
Delia's Corp. "A"*	221,200	1,371,440
Foot Locker, Inc.*	116,700	1,826,355
Reebok International Ltd.*	84,300	2,233,950
Talbots, Inc.	31,300	1,134,625
Tommy Hilfiger Corp.*	92,500	1,271,875
		12,992,294
Department & Chain Stores 0.9%
Men's Wearhouse, Inc.*	99,200	2,048,480
Restaurants 0.0%
New World Restaurant Group, Inc.*	153	41
Specialty Retail 1.4%
Pier 1 Imports, Inc.	184,100	3,192,294
Consumer Staples 1.9%
Food & Beverage
Constellation Brands, Inc. "A"*	51,700	2,215,345
Performance Food Group Co.*	61,100	2,148,887
		4,364,232
Durables 0.4%
Aerospace
United Defense Industries, Inc.*	39,300	827,265
Energy 4.3%
Oil & Gas Production 3.7%
Cabot Oil & Gas Corp. "A"	18,500	444,925
Ocean Energy, Inc.	68,500	1,315,200
Patina Oil & Gas Corp.	66,300	1,823,250
Plains Resources, Inc.*	43,600	1,072,996
Swift Energy Co.*	75,000	1,515,000
Talisman Energy, Inc.	35,800	1,360,490
Vintage Petroleum, Inc.	78,800	1,138,660
		8,670,521
Oil / Gas Transmission 0.6%
Western Gas Resources, Inc.	38,300	1,237,856
	Shares	Value ($)
Financial 3.7%
Banks 1.1%
Texas Regional Bancshares, Inc. "A"	66,920	2,532,922
Consumer Finance 0.3%
Capital One Financial Corp.	14,600	787,670
Insurance 2.3%
HCC Insurance Holdings, Inc.	76,300	2,102,065
IPC Holdings Ltd.	52,600	1,556,960
Renaissance Retail Group Ltd.	18,200	1,736,280
		5,395,305
Health 26.4%
Biotechnology 6.9%
Enzon, Inc.*	25,300	1,423,884
Genentech, Inc.*	24,200	1,312,850
IDEC Pharmaceuticals Corp.*	35,300	2,433,229
ILEX Oncology, Inc.*	66,500	1,798,160
Invitrogen Corp.*	28,800	1,783,584
Ligand Pharmaceuticals "B"*	84,600	1,514,340
MedImmune, Inc.*	29,700	1,376,595
Sepracor, Inc.*	51,000	2,910,060
Transkaryotic Therapies, Inc.*	35,000	1,498,000
		16,050,702
Health Industry Services 2.6%
Covance, Inc.*	83,600	1,897,720
Davita, Inc.*	169,700	4,149,165
		6,046,885
Medical Supply & Specialty 2.2%
Edwards Lifesciences Corp.*	86,200	2,381,706
Renal Care Group, Inc.*	86,600	2,779,860
		5,161,566
Pharmaceuticals 14.7%
Biovail Corp.*	237,900	13,381,875
Caremark Rx, Inc.*	167,000	2,723,770
Celgene Corp.*	66,800	2,132,256
Charles River Laboratories International, Inc.*	41,200	1,379,376
Cubist Pharmaceuticals, Inc.*	79,300	2,851,628
CV Therapeutics, Inc.*	59,400	3,089,988
ICN Pharmaceuticals, Inc.	120,000	4,020,000
NPS Pharmaceuticals, Inc.*	115,674	4,430,314
		34,009,207
	Shares	Value ($)
Manufacturing 3.5%
Containers & Paper 2.5%
Packaging Corp. of America*	161,900	2,938,485
Pactiv Corp.*	160,400	2,847,100
		5,785,585
Office Equipment / Supplies 1.0%
DDi Corp.*	249,700	2,457,048
Media 3.3%
Advertising 1.0%
Lamar Advertising Co.*	53,200	2,252,488
Broadcasting & Entertainment 2.3%
Emmis Communications Corp. "A"*	104,400	2,468,016
Hispanic Broadcasting Corp.*	87,300	2,226,150
Regent Communications, Inc.*	95,800	646,650
		5,340,816
Metals and Minerals 1.0%
Steel & Metals
Precision Castparts Corp.	78,400	2,214,800
Service Industries 3.8%
EDP Services 1.5%
ChoicePoint Inc.*	70,550	3,576,180
Miscellaneous Commercial Services 2.3%
Metris Companies, Inc.	140,800	3,619,968
Plexus Corp. "N"*	62,600	1,662,656
		5,282,624
Technology 25.9%
Computer Software 9.8%
Actuate Corp.*	269,100	1,418,157
Business Objects SA (ADR)*	65,600	2,217,280
Centillium Communications, Inc.*	196,000	1,540,560
i2 Technologies, Inc.*	207,800	1,641,620
Informatica Corp.*	90,600	1,314,606
IONA Technologies PLC (ADR)*	88,900	1,804,670
MatrixOne, Inc.*	65,200	846,948
Netegrity, Inc.*	63,350	1,226,456
NetIQ Corp.*	30,796	1,085,867
Precise Software Solutions Ltd.*	69,800	1,442,068
Quest Software, Inc.*	83,000	1,835,130
Rational Software Corp.*	85,800	1,673,100
Stellent, Inc.*	103,100	3,047,636
Tricord Systems, Inc.*	49,800	59,760
Vignette Corp.*	297,400	1,597,038
		22,750,896
	Shares	Value ($)
Diverse Electronic Products 1.6%
Foundry Networks, Inc.*	76,000	619,400
McData Corp. "A"*	129,700	3,177,650
		3,797,050
EDP Peripherals 0.3%
Mercury Interactive Corp.*	20,300	689,794
Electronic Components / Distributors 2.1%
Agere Systems, Inc. "A"*	123,800	704,422
Applied Micro Circuits Corp.*	125,800	1,424,056
Marvell Technology Group Ltd.*	40,100	1,436,382
PMC-Sierra, Inc.*	60,200	1,279,852
		4,844,712
Precision Instruments 2.1%
Coherent, Inc.*	72,700	2,247,884
Finisar Corp.*	259,700	2,641,149
		4,889,033
Semiconductors 10.0%
Alpha Industries, Inc.*	82,900	1,807,220
Conexant Systems, Inc.*	192,800	2,768,608
Cree, Inc.*	116,200	3,423,252
Emulex Corp.*	81,300	3,212,163
Fairchild Semiconductor Corp.*	77,700	2,191,140
Kopin Corp.*	66,800	935,200
Pericom Semiconductor Corp.*	113,300	1,642,850
QLogic Corp.*	49,200	2,189,892
TriQuint Semiconductor, Inc.*	117,564	1,441,335
Vitesse Semiconductor Corp.*	173,200	2,158,072
Xilinx, Inc.*	38,500	1,503,425
		23,273,157
Utilities 2.1%
Electric Utilities
Covanta Energy Corp.*	147,100	664,892
Great Plains Energy, Inc.	46,600	1,174,320
Public Service Co. of New Mexico	36,600	1,022,970
UIL Holdings Corp.	19,600	1,005,480
WPS Resources Corp.	29,900	1,092,844
		4,960,506
Other 8.8%
iShares Russell 2000 Growth Index Fund	197,100	11,352,960
iShares Russell 2000 Index Fund	95,700	9,220,695
		20,573,655
Total Common Stocks (Cost $206,267,722)		219,780,388
	Shares	Value ($)
Preferred Stocks 0.6%
Communications 0.1%
Telephone / Communications
Convergent Networks, Inc.	113,149	187,827
Consumer Discretionary 0.2%
Specialty Retail
Applianceware LP*	218,659	0
Technology 0.3%
Computer Software
fusionOne	230,203	540,977
Planetweb, Inc. "E" (b)	137,868	96,508
		637,485
Total Preferred Stocks (Cost $4,599,990)		825,312
	Principal Amount ($)	Value ($)
Cash Equivalents 4.8%
Zurich Scudder Cash Management QP Trust, 2.05% (c) (Cost $11,276,396)	11,276,396	11,276,396
Total Investment Portfolio - 100.0% (Cost $222,144,108) (a)		231,882,096

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $226,609,258. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,272,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,652,183 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,379,345.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 2001 amounted to $96,508, which represents 0.04% of net assets. Information concerning such restricted securities at December 31, 2001 is as follows:
	Acquisition Date	Cost ($)
Planetweb, Inc. "E"	9/12/2000	750,002

(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $222,144,108)	$ 231,882,096
Cash	10,016
Receivable for investments sold	21,430
Dividends receivable	35,944
Interest receivable	25,049
Receivable for Portfolio shares sold	241,755
Total assets	232,216,290
Liabilities
Payable for investments purchased	82,737
Payable for Portfolio shares redeemed	95,564
Accrued management fee	133,545
Other accrued expenses and payables	54,516
Total liabilities	366,362
Net assets, at value	$ 231,849,928
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	9,737,988
Accumulated net realized gain (loss)	(98,213,029)
Paid-in capital	320,324,969
Net assets, at value	$ 231,849,928
Net Asset Value and redemption price per share ($231,849,928 / 18,115,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $1,190)	$ 428,197
Interest	898,277
Total Income	1,326,474
Expenses: Management fee	1,542,283
Custodian fees	18,687
Auditing	28,287
Legal	11,737
Trustees' fees and expenses	5,591
Reports to shareholders	13,826
Other	3,859
Total expenses, before expense reductions	1,624,270
Expense reductions	(9,313)
Total expenses, after expense reductions	1,614,957
Net investment income (loss)	(288,483)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(77,718,558)
Written options	(1,724,542)
Foreign currency related transactions	(67)
(79,443,167)
Net unrealized appreciation (depreciation) during the period on investments	(7,240,482)
Net gain (loss) on investment transactions	(86,683,649)
Net increase (decrease) in net assets resulting from operations	$ (86,972,132)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (288,483)	$ (1,102,467)
Net realized gain (loss) on investment transactions	(79,443,167)	17,785,414
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,240,482)	(61,612,670)
Net increase (decrease) in net assets resulting from operations	(86,972,132)	(44,929,723)
Distributions to shareholders from: Net realized gains	(34,633,203)	(30,002,611)
Return of capital	(365,607)	-
Portfolio share transactions: Proceeds from shares sold	349,551,936	245,915,262
Reinvestment of distributions	34,998,810	30,002,611
Cost of shares redeemed	(331,756,115)	(164,561,314)
Net increase (decrease) in net assets from Portfolio share transactions	52,794,631	111,356,559
Increase (decrease) in net assets	(69,176,311)	36,424,225
Net assets at beginning of period	301,026,239	264,602,014
Net assets at end of period	$ 231,849,928	$ 301,026,239
Other Information[a]
Shares outstanding at beginning of period	13,908,178	9,970,060
Shares sold	25,358,987	9,386,132
Shares issued to shareholders in reinvestment of distributions	2,772,424	1,016,416
Shares redeemed	(23,923,637)	(6,464,430)
Net increase (decrease) in Portfolio shares	4,207,774	3,938,118
Shares outstanding at end of period	18,115,952	13,908,178

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.64	$ 26.54	$ 19.71	$ 19.69	$ 16.77
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.09)[b]	(.06)[b]	-	.04
Net realized and unrealized gain (loss) on investment transactions	(6.27)	(2.01)	6.89	3.42	4.88
Total from investment operations	(6.29)	(2.10)	6.83	3.42	4.92
Less distributions from: Net investment income	-	-	-	-	(.10)
Net realized gains on investment transactions	(2.52)	(2.80)	-	(3.40)	(1.90)
Return of capital	(.03)	-	-	-	-
Total distributions	(2.55)	(2.80)	-	(3.40)	(2.00)
Net asset value, end of period	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69
Total Return (%)	(28.91)	(10.71)	34.56	18.37	34.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	301	264	208	137
Ratio of expenses (%)	.68	.72	.71	.70	.71
Ratio of net investment income (loss) (%)	(.12)	(.34)	(.30)	(.01)	.20
Portfolio turnover rate (%)	143	124	208	276	330

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Small Cap Value Portfolio

The Scudder Small Cap Value Portfolio posted a strong double-digit return for the 12-month period ended December 31, outperforming the Russell 2000 Index by more than three percentage points. Going back to 1998 and 1999, the financial markets were quite speculative, and growth stocks had dominated value stocks. The stock market then endured several volatile periods during 2001: These came in the form of two "bear market rallies" where growth stocks jumped ahead of value stocks for two to three months at a time. The first such rally came in April and May 2001, and the second began in November. These growth rallies occurred against a backdrop of deteriorating corporate profits and a worsening U.S. economy. Over time, long-standing excesses in many growth stocks began to unwind, and value stocks rebounded strongly, as investors anticipated a turnaround in the U.S. economy during the second half of 2002. During 2001, stocks with the smallest market capitalization performed best.

The top performing sectors within small company value stocks as a group during the 12-month period were consumer discretionary, consumer staples and technology; the worst performers were energy, telecom/utilities and health care. The portfolio's overweight (compared with its benchmark) in technology and its underweight in telecom/utilities boosted performance during the period. In addition, stock selection within the health care, consumer staples and basic industry sectors helped performance. Over the past 12 months, the portfolio had a weighted average price-to-earnings ratio of 14.22x versus 17.38x for the Russell 2000 Value Index, and a monthly average market capitalization of $687 million, versus $900 million for the index. We remain focused on companies that we expect will have higher earnings growth rates with attractive fundamentals at low relative valuations.

Robert D. Tymoczko
Stephen Marsh
Co-Lead Portfolio Managers
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Value Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Small Cap Value Portfolio -- Russell 2000 Index - - - Russell 2000 Value Index

The Russell 2000 Index is a capitalization- weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Beginning with the next semiannual report, the Russell 2000 Value Index, which better accommodates the Portfolio's objective of seeking long-term capital appreciation through investment in undervalued common stocks of small U.S. Companies, will be shown instead of Russell 2000 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Small Cap Value Portfolio	17.63%	7.97%	6.34%	5.92%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparisons begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 95.4%
Communications 0.9%
Cellular Telephone 0.1%
U.S. Unwired, Inc. "A"*	26,100	265,698
Telephone / Communications 0.8%
CT Communications, Inc.	18,800	310,388
General Communication, Inc. "A"*	34,000	290,020
Hickory Tech Corp.	14,200	240,690
North Pittsburgh Systems, Inc.	19,300	357,050
Plantronics, Inc.*	9,400	241,016
Terayon Communication Systems, Inc.*	23,300	192,714
		1,631,878
Construction 6.1%
Building Materials 0.7%
Ameron, Inc.	2,900	200,680
Florida Rock Industries, Inc.	15,300	559,674
Pope & Talbot, Inc.	27,400	390,450
Universal Forest Products, Inc.	10,400	217,672
		1,368,476
Building Products 1.3%
Dal-Tile International, Inc.*	20,400	474,300
Emcore Group, Inc.*	22,800	1,035,120
Genlyte Group, Inc.*	15,400	458,304
Nortek, Inc.*	8,600	239,940
Pitt-Des Moines, Inc.	8,100	251,100
		2,458,764
Forest Products 0.5%
Louisiana-Pacific Corp.	61,800	521,592
Rayonier, Inc.	11,300	570,311
		1,091,903
Homebuilding 3.6%
Beazer Homes USA, Inc.*	15,800	1,156,086
Crossman Communities	15,600	514,800
KB Home	33,300	1,335,330
M/I Schottenstein Homes, Inc.	2,700	134,379
MDC Holdings, Inc.	18,216	688,383
Pulte Corp.	15,376	686,846
Ryland Group, Inc.	19,400	1,420,080
Standard Pacific Corp.	16,800	408,576
Toll Brothers, Inc.*	13,000	570,700
		6,915,180
Consumer Discretionary 10.2%
Apparel & Shoes 1.0%
Genesco, Inc.*	10,700	222,132
K-Swiss, Inc. "A"	10,900	362,425
	Shares	Value ($)
Phillips-Van Heusen Corp.	31,700	345,530
Stride Rite Corp.	79,000	517,450
The Buckle, Inc.*	18,200	405,860
		1,853,397
Department & Chain Stores 2.2%
Burlington Coat Factory Warehouse Corp.	14,000	235,200
Casey's General Stores, Inc.	24,100	359,090
Cato Corp.	26,300	497,070
Charming Shoppes, Inc.*	114,900	610,119
Deb Shops, Inc.	14,700	356,475
Dillard's, Inc.	43,800	700,800
Dress Barn, Inc.*	21,800	545,218
Longs Drug Stores, Inc.	26,300	614,894
ShopKo Stores, Inc.*	22,600	214,700
		4,133,566
Home Furnishings 0.1%
Haverty Furniture Co., Inc.	15,400	254,870
Hotels & Casinos 0.5%
Alliance Gaming Corp.*	11,100	326,229
Aztar Corp.*	22,300	408,090
Prime Hospitality Corp.*	26,500	292,825
		1,027,144
Recreational Products 0.9%
Acclaim Entertainment, Inc.*	90,400	479,120
Handleman Co.*	31,100	461,835
Winnebago Industries, Inc.	13,500	498,690
WMS Industries, Inc.*	15,800	316,000
		1,755,645
Restaurants 2.2%
Applebee's International, Inc.	9,200	314,640
CBRL Group, Inc.	49,600	1,460,224
Landry's Restaurants, Inc.	16,900	315,185
O'Charley's, Inc.*	24,100	446,091
Ruby Tuesday, Inc.	26,400	544,632
Ryan's Family Steak Houses, Inc.*	53,500	1,158,275
		4,239,047
Specialty Retail 3.3%
Circuit City Stores, Inc. - CarMax Group*	22,200	504,828
Fossil, Inc.*	22,000	462,000
Friedman's, Inc. "A"	21,700	182,714
Jakks Pacific, Inc.*	42,300	801,585
Michaels Stores, Inc.*	36,600	1,205,970
The Topps Co., Inc.*	60,100	730,215
Toro Co.	11,200	504,000
Trans World Entertainment Corp.*	45,400	345,040
	Shares	Value ($)
Zale Corp.*	38,600	1,616,568
		6,352,920
Consumer Staples 5.5%
Alcohol & Tobacco 0.7%
Schweitzer-Mauduit International, Inc.	16,900	401,375
Universal Corp.	27,300	993,993
		1,395,368
Consumer Electronic and Photographic 0.6%
York International Corp.	32,800	1,250,664
Consumer Specialties 0.1%
Russ Berrie & Co., Inc.	7,900	237,000
Food & Beverage 3.9%
Bob Evans Farms, Inc.	35,500	872,235
Corn Products International, Inc.	29,100	1,025,775
Flowers Foods, Inc.*	5,200	207,584
Fresh Del Monte Produce, Inc.*	15,900	239,295
Great Atlantic & Pacific Tea Co., Inc.	31,300	744,314
International Multifoods Corp.	22,300	532,970
J & J Snack Foods Corp.*	18,600	454,770
Jack in the Box, Inc.*	13,900	382,806
Lance, Inc.	50,700	724,503
Nash-Finch Co.	16,400	510,040
Performance Food Group Co.*	25,200	886,284
Pilgrim's Pride Corp.	50,100	678,855
Wild Oats Markets, Inc.*	19,000	188,670
		7,448,101
Textiles 0.2%
Nautica Enterprises, Inc.*	29,800	381,142
Durables 4.7%
Aerospace 1.0%
Alliant Techsystems, Inc.*	15,550	1,200,460
GenCorp, Inc.	27,700	390,847
Kaman Corp. "A"	18,900	294,840
		1,886,147
Automobiles 1.5%
Borg-Warner Automotive, Inc.	16,300	851,675
Dura Automotive Systems, Inc.*	28,100	309,100
Group 1 Automotive, Inc.*	16,500	470,415
Oshkosh Truck Corp.	15,750	767,813
Sonic Automotive, Inc.*	22,000	515,680
		2,914,683
Construction / Agricultural Equipment 0.9%
NACCO Industries, Inc. "A"	5,300	300,987
	Shares	Value ($)
Stewart & Stevenson Services, Inc.	53,300	1,002,573
Terex Corp.*	23,600	413,944
		1,717,504
Leasing Companies 0.7%
Dollar Thrifty Automotive Group, Inc.*	38,600	598,300
IKON Office Solutions, Inc.	70,900	828,821
		1,427,121
Telecommunications Equipment 0.2%
Andrew Corp.*	19,600	429,044
Tires 0.4%
Cooper Tire & Rubber Co.	46,300	738,948
Energy 1.6%
Oil & Gas Production 0.8%
Cabot Oil & Gas Corp. "A"	16,400	394,420
Key Production Co., Inc.*	21,600	367,200
Patina Oil & Gas Corp.	17,100	470,250
Penn Virginia Corp.	10,400	354,640
		1,586,510
Oil Companies 0.6%
Houston Exploration Co.*	6,900	231,702
Stone Energy Corp.*	6,199	244,861
The Laclede Group, Inc.	27,600	659,640
		1,136,203
Oilfield Services / Equipment 0.2%
Seitel, Inc.*	33,900	461,040
Financial 26.8%
Banks 11.7%
BankAtlantic Bancorp, Inc. "A"	68,100	625,158
BankUnited Financial Corp. "A"*	31,200	463,320
Banner Corp.	13,640	230,652
BOK Financial Corp.*	7,700	242,627
Coastal Bancorp, Inc.	15,100	436,390
Corus Bankshares, Inc.	8,500	385,900
Dime Community Bancshares	29,250	820,755
Downey Financial Corp.	26,100	1,076,625
First Citizens Bancshares, Inc. "A"	7,000	684,250
First Federal Capital Corp.	27,200	427,040
First Federal Financial Corp.*	28,300	725,329
First Financial Holdings, Inc.	10,300	248,951
First Indiana Corp.	12,500	273,875
First Republic Bank*	28,400	685,860
First Sentinel Bancorp, Inc.	12,400	155,248
First Source Corp.	13,940	288,558
Firstbank Corp.	5,700	162,450
Flagstar Bancorp, Inc.	13,000	261,690
	Shares	Value ($)
Flushing Financial Corp.	34,500	614,100
GBC Bancorp	21,600	637,200
Glacier Bancorp, Inc.	7,700	160,314
Greater Bay Bancorp	32,000	914,560
Hancock Holding Co.	11,600	499,264
Harbor Florida Bancshares, Inc.	13,400	227,800
IBERIABANK Corp.	2,900	80,388
Independence Community Bank Corp.	62,000	1,411,120
Independent Bank Corp.	10,300	221,347
International Bancshares Corp.	5,575	234,986
Irwin Financial Corp.	48,500	824,500
Local Financial Corp.*	32,200	450,478
MAF Bancorp, Inc.	24,900	734,550
Mississippi Valley Bancshares, Inc.	4,300	168,560
OceanFirst Financial Corp.	10,000	241,600
PFF Bancorp, Inc.	23,100	637,560
Provident Bankshares Corp.	35,400	860,220
Quaker City Bancorp, Inc.*	9,100	271,635
Republic Bancorp, Inc.	26,840	371,734
Sandy Spring Bancorp, Inc.	13,200	420,552
Silicon Valley Bancshares*	45,600	1,218,888
Simmons First National Corp. "A"	1,300	41,795
St. Francis Capital Corp.	15,400	356,202
Staten Island Bancorp, Inc.	67,800	1,105,818
Texas Regional Bancshares, Inc.	8,400	317,940
W Holding Co., Inc.	36,200	586,440
Waypoint Financial Corp.	14,600	220,168
Westcorp, Inc.	13,200	246,444
Wintrust Financial Corp.	8,100	247,617
		22,518,458
Consumer Finance 0.4%
Thornburg Mortgage Asset Corp.	35,500	699,350
Insurance 4.8%
Alfa Corp.	32,100	720,324
American Physicians Capital, Inc.*	8,300	180,525
AmerUS Group, Inc.	32,300	1,157,632
First American Financial Co.	57,800	1,083,172
Harleysville Group, Inc.	23,500	561,415
National Western Life Insurance Co.*	2,900	322,480
Ohio Casualty Corp.	54,900	881,145
Philadelphia Consolidated Holding Corp.*	16,300	614,673
PMA Capital Corp.	12,900	248,970
RLI Corp.	10,600	477,000
Selective Insurance Group, Inc.	25,400	551,942
	Shares	Value ($)
State Auto Financial Corp.	12,800	207,872
Stewart Information Services Corp.	37,500	740,625
The Midland Co.	8,900	389,820
Triad Guaranty, Inc.*	5,800	210,366
UICI*	24,100	325,350
Universal American Financial Corp.*	15,000	101,850
White Mountains Insurance Group, Inc.	1,600	556,800
		9,331,961
Other Financial Companies 1.0%
R & G Financial Corp.	20,300	347,942
SWS Group, Inc.	35,505	903,602
The South Financial Group, Inc.	13,600	241,400
UMB Financial Corp.	9,240	369,600
		1,862,544
Real Estate 8.9%
Amli Residential Properties Trust (REIT)	8,600	216,892
Annaly Mortgage Management, Inc. (REIT)	56,000	896,000
Anthracite Capital, Inc.	45,300	497,847
Brandywine Realty Trust (REIT)	30,000	632,100
CBL & Associates Properties, Inc.	32,500	1,023,750
Commercial Net Lease Realty (REIT)	15,900	206,700
Developers Diversified Realty Corp.	35,100	670,410
Equity Inns, Inc. (REIT)	44,700	295,914
Glimcher Realty Trust (REIT)	27,600	519,708
Health Care REIT, Inc. (REIT)	23,800	579,530
HealthCare Realty Trust, Inc.	29,800	834,400
Highwoods Properties, Inc. (REIT)	45,800	1,188,510
HRPT Properties Trust (REIT)	97,300	842,618
IndyMac Mortgage Holdings, Inc. (REIT)*	61,000	1,426,180
IRT Property Co. (REIT)	12,800	135,680
Kramont Realty Trust	14,900	217,540
Lexington Corporate Properties Trust	31,100	482,050
LNR Property Corp.	19,900	620,482
Meristar Hospitality Corp.	43,400	616,280
National Health Investors, Inc. (REIT)	53,200	787,360
Pan Pacific Retails Properties, Inc.	29,500	847,240
Pennsylvania Real Estate Investment Trust (REIT)	20,100	466,320
Prentiss Properties Trust	33,200	911,340
Prime Group Realty Trust (REIT)	58,600	540,878
SL Green Realty Corp. (REIT)	28,500	875,235
	Shares	Value ($)
Taubman Centers, Inc.	61,000	905,850
		17,236,814
Health 4.4%
Biotechnology 0.3%
Bio-Rad Laboratories, Inc. "A"*	7,800	493,740
Health Industry Services 2.0%
Beverly Enterprises, Inc.*	34,800	299,280
DVI, Inc.*	9,700	166,840
Hooper Holmes, Inc.	23,600	211,220
Mid Atlantic Medical Services, Inc.*	43,000	976,100
NDCHealth Corp.	19,900	687,545
PAREXEL International Corp.*	16,800	241,080
Rightchoice Managed Care, Inc.*	6,800	475,932
Sybron Dental Specialties, Inc.*	11,400	246,012
Syncor International Corp.*	19,600	561,344
		3,865,353
Hospital Management 0.8%
Coventry Health Care, Inc.*	37,700	752,115
Province Healthcare Co.*	14,200	438,212
Triad Hospitals, Inc.*	10,270	301,425
		1,491,752
Medical Supply & Specialty 1.2%
Conmed Corp.	38,100	760,476
Cooper Companies, Inc.	14,300	714,714
INAMED Corp.*	16,100	484,127
Invacare Corp.	11,800	397,778
		2,357,095
Pharmaceuticals 0.1%
Accredo Health, Inc.	6,700	265,990
Manufacturing 9.2%
Chemicals 0.6%
A. Schulman, Inc.	24,900	339,884
Albermarle Corp.	24,200	580,800
Arch Chemicals, Inc.	9,200	213,440
		1,134,124
Containers & Paper 1.7%
Chesapeake Corp.	30,500	848,205
Glatfelter	42,000	654,360
Ivex Packaging Corp.*	20,900	397,100
Owens-Illinois, Inc.*	35,500	354,645
Silgan Holdings, Inc.*	36,600	957,456
		3,211,766
Diversified Manufacturing 2.0%
Ball Corp.	20,000	1,414,000
	Shares	Value ($)
Briggs & Stratton Corp.	18,300	781,410
Cascade Natural Gas Corp.	23,400	515,970
Griffon Corp.	33,110	496,650
Myers Industries, Inc.	50,392	687,851
		3,895,881
Electrical Products 0.1%
Dycom Industries, Inc.*	17,100	285,741
Industrial Specialty 1.3%
A.O. Smith Corp.	44,100	859,950
Albany International Corp. "A"	18,500	401,450
H.B. Fuller Co.	25,200	725,004
Spartech Corp.	16,400	337,020
		2,323,424
Machinery / Components / Controls 2.2%
American Axle & Manufacturing Holdings, Inc.*	18,400	393,392
Astec Industries, Inc.*	30,300	438,138
CIRCOR International, Inc.	10,500	193,725
ESCO Technologies, Inc.*	8,500	293,165
Intermet Corp.	61,600	206,360
JLG Industries, Inc.	18,600	198,090
Mueller Industries, Inc.*	12,400	412,300
Penn Engineering & Manufacturing Corp.	11,800	197,650
Polaris Industries, Inc.	16,100	929,775
Tecumseh Products Co. "A"	8,700	440,481
Watts Industries, Inc. "A"	38,000	570,000
		4,273,076
Office Equipment / Supplies 0.9%
Checkpoint Systems, Inc.*	31,800	426,120
United Stationers, Inc.*	40,200	1,352,730
		1,778,850
Wholesale Distributors 0.4%
Owens & Minor, Inc.	28,100	519,850
WESCO International, Inc.*	54,800	271,260
		791,110
Media 0.5%
Advertising 0.1%
ADVO, Inc.*	6,700	288,100
Broadcasting & Entertainment 0.2%
XM Satellite Radio Holdings, Inc.*	24,600	451,656
Print Media 0.2%
Electronics for Imaging, Inc.*	15,900	354,729
Metals and Minerals 0.7%
Steel & Metals
AK Steel Holding Corp.	22,900	260,602
Quanex Corp.	26,100	738,630
	Shares	Value ($)
Steel Dynamics, Inc.*	22,700	263,547
		1,262,779
Other 2.9%
iShares Russell 2000 Index Fund	57,700	5,559,395
Service Industries 5.3%
EDP Services 0.4%
Pomeroy Computer Resources, Inc.*	27,300	368,550
VeriSign, Inc.*	9,021	343,159
		711,709
Environmental Services 0.7%
Harsco Corp.	26,200	898,660
URS Corp.*	19,500	534,495
		1,433,155
Investment 0.5%
Raymond James Financial, Inc.	25,100	891,552
Miscellaneous Commercial Services 2.4%
Arbitron, Inc.*	20,800	710,320
Integrated Electrical Services, Inc.*	73,400	375,808
Kelly Services, Inc. "A"	28,600	626,054
MCSi, Inc.*	38,300	898,135
Modis Professional Services, Inc.*	136,500	974,610
Navigant International, Inc.*	21,600	247,320
Syntel, Inc.*	24,800	320,664
Volt Information Sciences, Inc.*	15,900	271,890
Wilsons Leather Experts, Inc.*	22,400	255,584
		4,680,385
Miscellaneous Consumer Services 0.6%
CDI Corp.*	14,800	281,200
Sovran Self Storage, Inc.	19,900	619,885
Stewart Enterprises, Inc.	34,100	204,259
		1,105,344
Printing / Publishing 0.7%
John H. Harland Co.	27,500	607,750
Mail-Well, Inc.*	65,600	268,960
Wallace Computer Services, Inc.	20,300	385,497
		1,262,207
Technology 7.7%
Computer Software 2.0%
Advanced Digital Information Corp.*	19,600	314,384
Advent Software, Inc.*	4,200	209,790
Borland Software Corp.*	34,200	535,572
Factset Research Systems, Inc.	13,100	457,845
MTS Systems Corp.	17,300	174,903
	Shares	Value ($)
NUI Corp.	29,800	706,260
Progress Software Corp.*	53,700	927,936
Sykes Enterprises, Inc.*	19,300	180,262
Verity, Inc.*	13,900	281,475
		3,788,427
Diverse Electronic Products 0.3%
Cable Design Technologies Corp.*	20,250	277,020
Esterline Technologies Corp.*	12,500	200,125
Vialta, Inc. "A"*	12,529	15,536
		492,681
EDP Peripherals 0.6%
Gerber Scientific, Inc.	22,700	211,110
Zoran Corp.*	30,200	985,728
		1,196,838
Electronic Components / Distributors 1.7%
Adaptec, Inc.*	35,100	508,950
Audiovox Corp. "A"*	27,100	202,166
CTS Corp.	13,600	216,240
Imation Corp.*	45,900	990,522
Interlogix, Inc.*	10,500	406,035
Pioneer-Standard Electronics, Inc.	40,200	510,540
Rogers Corp.*	6,300	190,890
Vishay Intertechnology, Inc.*	17,340	338,130
		3,363,473
Office / Plant Automation 0.7%
CACI International, Inc.*	19,600	773,906
FileNet Corp.*	13,300	269,857
Novell, Inc.*	74,800	343,332
		1,387,095
Precision Instruments 0.9%
ADTRAN, Inc.*	15,400	393,008
Credence Systems Corp.*	50,300	934,071
Moog, Inc. "A"*	16,200	353,160
		1,680,239
Semiconductors 1.2%
Alliance Semiconductor Corp.*	30,800	372,064
Avnet, Inc.	8,961	228,237
ESS Technology, Inc.*	37,900	805,754
Exar Corp.*	12,800	266,880
Integrated Silicon Solution*	29,300	358,632
Pericom Semiconductor Corp.*	15,900	230,550
		2,262,117
Miscellaneous 0.3%
Minerals Technologies, Inc.	12,700	592,328
	Shares	Value ($)
Transportation 3.6%
Marine Transportation 0.3%
Overseas Shipholding Group, Inc.	27,800	625,500
Railroads 0.5%
Kansas City Southern Industries, Inc.*	18,100	255,753
Trinity Industries, Inc.	26,500	720,005
		975,758
Trucking 2.8%
Arkansas Best Corp.*	36,600	1,054,812
ArvinMeritor, Inc.	47,200	927,008
J.B. Hunt Transport Services, Inc.	25,200	584,640
Roadway Corp.	23,300	855,110
USFreightways Corp.	35,100	1,102,140
Yellow Corp.	34,000	853,400
		5,377,110
Utilities 5.3%
Electric Utilities 3.5%
Anixter International, Inc.*	38,300	1,111,083
Black Hills Corp.	7,400	250,416
CH Energy Group, Inc.	15,500	673,785
Cleco Corp.	21,200	465,764
El Paso Electric Co.*	52,600	762,700
	Shares	Value ($)
Northwestern Corp.	15,000	315,750
Public Service Co. of New Mexico	33,400	933,530
UIL Holdings Corp.	22,800	1,169,640
WPS Resources Corp.	28,200	1,030,710
		6,713,378
Natural Gas Distribution 1.8%
Energen Corp.	23,800	586,670
ONEOK, Inc.	25,200	449,568
Peoples Energy Corp.	27,700	1,050,661
South Jersey Industries, Inc.	11,200	365,120
Southwest Gas Corp.	15,400	344,190
UGI Corp.	20,600	622,120
		3,418,329
Total Common Stocks (Cost $163,470,659)		184,049,276
	Principal Amount ($)	Value ($)
Cash Equivalents 4.6%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $8,932,824)	8,932,824	8,932,824
Total Investment Portfolio - 100.0% (Cost $172,403,483) (a)		192,982,100

Notes to Scudder Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $172,778,974. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $20,203,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,954,098 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,750,972.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $172,403,483)	$ 192,982,100
Cash	10,000
Dividends receivable	322,930
Interest receivable	11,918
Receivable for Portfolio shares sold	619,936
Total assets	193,946,884
Liabilities
Payable for investments purchased	11,890
Payable for Portfolio shares redeemed	51,145
Accrued management fee	118,390
Other accrued expenses and payables	31,218
Total liabilities	212,643
Net assets, at value	$ 193,734,241
Net Assets
Net assets consist of: Undistributed net investment income (loss)	931,611
Net unrealized appreciation (depreciation) on: Investments	20,578,617
Accumulated net realized gain (loss)	(3,808,552)
Paid-in capital	176,032,565
Net assets, at value	$ 193,734,241
Net Asset Value and redemption price per share ($193,734,241 / 14,668,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $148)	$ 1,676,504
Interest	215,555
Total Income	1,892,059
Expenses: Management fee	908,139
Custodian fees	10,894
Auditing	17,720
Legal	4,864
Trustees' fees and expenses	4,251
Reports to shareholders	8,897
Other	3,311
Total expenses, before expense reductions	958,076
Expense reductions	(1,267)
Total expenses, after expense reductions	956,809
Net investment income (loss)	935,250
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	809,129
Net unrealized appreciation (depreciation) during the period on investments	19,332,255
Net gain (loss) on investment transactions	20,141,384
Net increase (decrease) in net assets resulting from operations	$ 21,076,634

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 935,250	$ 128,161
Net realized gain (loss) on investment transactions	809,129	5,269,539
Net unrealized appreciation (depreciation) on investment transactions during the period	19,332,255	(2,407,889)
Net increase (decrease) in net assets resulting from operations	21,076,634	2,989,811
Distributions to shareholders from: Net investment income	-	(485,490)
Portfolio share transactions: Proceeds from shares sold	110,669,303	11,276,061
Reinvestment of distributions	-	485,490
Cost of shares redeemed	(21,981,570)	(25,489,438)
Net increase (decrease) in net assets from Portfolio share transactions	88,687,733	(13,727,887)
Increase (decrease) in net assets	109,764,367	(11,223,566)
Net assets at beginning of period	83,969,874	95,193,440
Net assets at end of period (including undistributed net investment income of $931,611 and accumulated distribution in excess of net investment income of $3,639, respectively)	$ 193,734,241	$ 83,969,874
Other Information[a]
Shares outstanding at beginning of period	7,479,350	8,773,727
Shares sold	9,043,257	1,059,307
Shares issued to shareholders in reinvestment of distributions	-	44,942
Shares redeemed	(1,854,400)	(2,398,626)
Net increase (decrease) in Portfolio shares	7,188,857	(1,294,377)
Shares outstanding at end of period	14,668,207	7,479,350

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.23	$ 10.85	$ 10.65	$ 12.27	$ 10.19
Income (loss) from investment operations: Net investment income	.09[b]	.02[b]	.07[b]	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.89	.42	.23	(1.41)	2.06
Total from investment operations	1.98	.44	.30	(1.32)	2.18
Less distributions from: Net investment income	-	(.06)	(.10)	-	(.10)
Net realized gains on investment transactions	-	-	-	(.30)	-
Total distributions	-	(.06)	(.10)	(.30)	(.10)
Net asset value, end of period	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27
Total Return (%)	17.63	4.05	2.80	(11.25)	21.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	84	95	102	76
Ratio of expenses before expense reductions (%)	.79	.82	.84	.80	.84
Ratio of expenses after expense reductions (%)	.79	.82	.83	.80	.84
Ratio of net investment income (loss) (%)	.77	.15	.69	1.15	1.18
Portfolio turnover rate (%)	57	36	72	43	22

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Strategic Income Portfolio

The Scudder Strategic Income Portfolio provided a total return of 5.23 percent for the year ended December 31, 2001, compared with an 8.50 percent return for its benchmark, the Lehman Brothers Government/Corporate Index, but ahead of the 3.64 percent return for the average multisector income fund as tracked by Lipper, Inc.

The primary factor affecting performance was the portfolio's emerging-markets exposure. As emerging markets rallied early in the year, the portfolio benefited from rising prices on the debt. Then, as fundamentals in Argentina deteriorated, we eliminated our holdings in Argentina. This helped the portfolio avoid much of the damage caused by the general sell-off in Latin America. While the portfolio continues to hold emerging markets, we remain in higher quality holdings in an effort to maintain attractive yields while seeking to reduce price volatility.

In the high-yield market, we entered the year fairly positive on the outlook for lower interest rates and a rebound in the economy by the second or third quarter. As a result, we maintained our holdings in high-yield U.S. securities, which we believed would benefit from the expected recovery. That strategy worked well for the portfolio until September. Performance was hurt in September because of our overweight position in high-yield securities. However, we decided not to make any major changes because we thought the downward move was behind us. That decision helped the portfolio in October and November as the high-yield market rebounded on early signs that the economy was beginning to recover.

Although we believe we will see signs of recovery in 2002, we have become more cautious regarding overall credit quality. Accordingly, we have emphasized corporate securities that we believe to be less sensitive to changes in the economy. Also, we will continue to watch the situation in Argentina closely. Until the outlook there begins to stabilize, we intend to retain our cautious emerging-markets exposure.

J. Patrick Beimford and Jan C. Faller
Co-Lead Portfolio Managers, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2001
-- Scudder Strategic Income Portfolio -- Salomon Brothers World Government Bond Index - - - Lehman Brothers Government / Corporate Bond Index

The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year. Lehman Brothers Government / Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Strategic Income Portfolio	5.23%	.54%	3.24%	(Since 5/1/1997)

* The Portfolio commenced operations on May 1, 1997. Index comparisons begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Effective 5/1/2000 the portfolio had name and investment objective changes: Kemper Global Income Portfolio name was changed to Kemper Strategic Income Portfolio.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Strategic Income Portfolio

	Principal Amount ($)	Value ($)
Foreign Bonds - U.S.$ Denominated 10.0%
Government of Jamaica, 11.625%, 1/15/2022	300,000	291,000
11.75%, 5/15/2011	190,000	197,125
Ministry Finance Russia, 3.0%, 5/14/2006	170,000	119,000
Republic of Bulgaria: Interest Arrears Bond, Series PDI, LIBOR plus .8125%, (4.563%), 7/28/2011	74,250	64,969
Interest Arrears Bond, Series RPDI, LIBOR plus .8125%, (4.563%), 7/28/2011	52,470	45,911
Collateralized Discount Bond, Series A, LIBOR plus .8125%, (4.563%), 7/28/2024	100,000	88,875
Republic of Colombia, 9.75%, 4/23/2009	182,000	186,095
Republic of Panama: Interest Reduction Bond, 4.75%, 7/17/2014	120,370	106,904
10.75%, 5/15/2020	80,000	85,200
Republic of the Philippines, 10.625%, 3/16/2025	130,000	127,400
Republic of Venezuela, 9.25%, 9/15/2027	150,000	94,500
Russian Federation: Series 144A, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	180,000	104,400
Series REGS, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	125,000	72,500
8.25%, 3/31/2010	100,000	87,000
10.0%, 6/26/2007	40,000	39,500
United Mexican States: 11.375%, 9/15/2016	115,000	146,510
11.5%, 5/15/2026	125,000	154,125
Total Foreign Bonds - U.S.$ Denominated (Cost $1,872,596)		2,011,014

Foreign Bonds - Non U.S.$ Denominated 12.3%
European Investment Bank, 2.125%, 9/20/2007	JPY 59,000,000	486,567
Federal Republic of Germany, 6.25%, 1/4/2024	EUR 180,000	176,845
	Principal Amount ($)	Value ($)
French Treasury Note, 4.5%, 7/12/2003	EUR 200,000	180,776
KFW International Finance, 1.75%, 3/23/2010	JPY 52,000,000	418,773
Government of Canada, 7.25%, 6/1/2007	CAD 850,000	593,970
Government of Germany Obligation, 5%, 11/12/2002	EUR 250,000	226,014
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	EUR 180,000	158,031
United Kingdom Treasury Bond:
7.75%, 9/8/2006	GBP 50,000	80,573
9.0%, 7/12/2011	GBP 85,000	160,156
Total Foreign Bonds - Non U.S.$ Denominated (Cost $2,571,771)		2,481,705

U.S. Government & Agencies 48.3%
U.S. Treasury Note: 5.5%, 3/31/2003	1,000,000	1,038,590
5.625%, 12/31/2002	325,000	336,375
6.5%, 2/15/2010	1,600,000	1,756,256
6.5%, 10/15/2006	3,125,000	3,398,438
7.25%, 5/15/2004	1,000,000	1,087,970
U.S. Treasury Bond, 8.5%, 2/15/2020	1,635,000	2,139,038
Total U.S. Government & Agencies (Cost $9,808,415)		9,756,667

U.S. Government Agency Pass-Thrus 6.6%
Federal National Mortgage Association, 7.5%, 10/1/2030 (Cost $1,295,819)	1,300,492	1,342,823

Short-Term Investments 22.8%
Federal Home Loan Bank, 1.47%*, 1/2/2002 (Cost $4,599,812)	4,600,000	4,599,812

Cash Equivalents 0.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $7,085)	7,085	7,085
Total Investment Portfolio -- 100.0% (Cost $20,155,498) (a)		20,199,106

Notes to Scudder Strategic Income Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $20,182,358. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $16,748. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $311,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $294,812.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen	CAD	Canadian Dollars	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $20,155,498)	$ 20,199,106
Cash	113,713
Foreign currency, at value (cost $32,739)	32,146
Dividends receivable	3,288
Interest receivable	243,622
Receivable for Portfolio shares sold	100,210
Unrealized appreciation on forward currency exchange contracts	74,467
Total assets	20,766,552
Liabilities
Payable for investments purchased	7,085
Payable for Portfolio shares redeemed	59
Unrealized depreciation on forward currency exchange contracts	10,894
Accrued management fee	11,345
Other accrued expenses and payables	6,492
Total liabilities	35,875
Net assets, at value	$ 20,730,677
Net Assets
Net assets consist of: Undistributed net investment income	755,423
Net unrealized appreciation (depreciation) on: Investments	43,608
Foreign currency related transactions	62,620
Accumulated net realized gain (loss)	(459,378)
Paid-in capital	20,328,404
Net assets, at value	$ 20,730,677
Net Asset Value and redemption price per share ($20,730,677 / 2,018,991 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 24,188
Interest	766,427
Total Income	790,615
Expenses: Management fee	94,858
Custodian fees	1,221
Total expenses, before expense reductions	96,079
Expense reductions	(833)
Total expenses, after expense reductions	95,246
Net investment income	695,369
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(98,495)
Foreign currency related transactions	60,691
(37,804)
Net unrealized appreciation (depreciation) during the period on: Investments	(69,389)
Foreign currency related transactions	95,992
26,603
Net gain (loss) on investment transactions	(11,201)
Net increase (decrease) in net assets resulting from operations	$ 684,168

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 695,369	$ 379,684
Net realized gain (loss) on investment transactions	(37,804)	(373,641)
Net unrealized appreciation (depreciation) on investment transactions during the period	26,603	261,469
Net increase (decrease) in net assets resulting from operations	684,168	267,512
Distributions to shareholders from: Net investment income	(110,157)	(148,964)
Portfolio share transactions: Proceeds from shares sold	20,261,132	5,677,622
Reinvestment of distributions	110,157	148,964
Cost of shares redeemed	(9,208,486)	(2,549,925)
Net increase (decrease) in net assets from Portfolio share transactions	11,162,803	3,276,661
Increase (decrease) in net assets	11,736,814	3,395,209
Net assets at beginning of period	8,993,863	5,598,654
Net assets at end of period (including undistributed net investment income of $755,423 and $82,194, respectively)	$ 20,730,677	$ 8,993,863
Other Information[a]
Shares outstanding at beginning of period	912,080	567,879
Shares sold	1,998,893	590,588
Shares issued to shareholders in reinvestment of distributions	11,091	15,543
Shares redeemed	(903,073)	(261,930)
Net increase (decrease) in Portfolio shares	1,106,911	344,201
Shares outstanding at end of period	2,018,991	912,080

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 9.86	$ 11.09	$ 10.29	$ 10.00
Income (loss) from investment operations: Net investment income	.48[d]	.51[d]	.47[d]	.24	.36
Net realized and unrealized gain (loss) on investment transactions	.03	(.26)	(1.10)	.86	(.07)
Total from investment operations	.51	.25	(.63)	1.10	.29
Less distributions from: Net investment income	(.10)	(.25)	(.40)	(.20)	-
Net realized gains on investment transactions	-	-	(.20)	(.10)	-
Total distributions	(.10)	(.25)	(.60)	(.30)	-
Net asset value, end of period	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29
Total Return (%)	5.23	2.57	(5.85)	10.98	2.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	9	6	5	2
Ratio of expenses before expense reductions (%)	.66	1.14	1.03	1.08	1.10*
Ratio of expenses after expense reductions (%)	.65	1.10	1.01	1.08	1.10*
Ratio of net investment income (loss) (%)	4.76	5.26	4.57	4.32	5.36*
Portfolio turnover rate (%)	27	154	212	330	290*

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Technology Growth Portfolio

We are disappointed to report that Scudder Technology Growth Portfolio's return was -32.39 percent for fiscal year 2001. The portfolio's benchmark, the unmanaged JPMorgan H&Q Technology Index, fell 30.88 percent for the 12 months ended December 31, 2001. During the period, we also measured the portfolio's performance against the unmanaged Goldman Sachs Technology Index, a capitalization-weighted group of more than 200 technology stocks of various sizes. The index fell 28.57 percent for the 12 months ended December 31.

We attribute some of the portfolio's underperformance to investments in private placement (non-publicly traded) securities whose values were marked down drastically and which are not in either index. We also maintained a large cash position that hurt performance when the market rallied this past autumn.

In 2001, technology companies grappled with three problems: huge inventory levels of unsold goods, large write-offs of sour investments and weak prospects for product demand. Given the weak environment, we sold some of the smaller, less-well capitalized companies in the portfolio, and adopted a more defensive posture. We eliminated companies we felt had weak prospects or little hope of a turnaround. This positioning increased the portfolio's overall level of concentration.

For the year ahead, we believe technology companies will look to exciting new applications to rekindle corporate capital spending on technology. Innovative applications typically drive end users to purchase new technology products, and that ripples up through the entire supply chain. We will look for companies with high cash flow -- companies that we believe will be survivors.

Robert L. Horton
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2001
-- Scudder Technology Growth Portfolio -- Russell 1000 Growth Index - - - JPMorgan H&Q Technology Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Index) is a market-capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
Scudder Technology Growth Portfolio	-32.39%	-2.21%	(Since 5/1/1999)

* The Portfolio commenced operations on May 1, 1999. Index comparisons begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 81.3%
Communications 3.1%
Cellular Telephone 1.8%
AT&T Wireless Services, Inc.*	289,700	4,162,989
Nokia Oyj (ADR)	80,900	1,984,477
		6,147,466
Telephone / Communications 1.3%
JDS Uniphase Corp.*	163,540	1,427,704
WorldCom, Inc.*	215,400	3,032,832
		4,460,536
Durables 3.3%
Telecommunications Equipment
Lucent Technologies, Inc.	425,200	2,674,508
Nortel Networks Corp.	406,600	3,049,500
Palm, Inc.*	219,100	850,108
Sonus Networks, Inc.*	143,200	661,584
Tellabs, Inc.*	269,974	4,057,709
		11,293,409
Manufacturing 1.9%
Electrical Products 0.2%
Amphenol Corp. "A"*	15,900	760,338
Industrial Specialty 1.7%
Corning, Inc.	156,600	1,396,872
QUALCOMM, Inc.*	90,200	4,555,100
		5,951,972
Media 4.1%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	440,700	14,146,470
Service Industries 11.3%
EDP Services 5.8%
Automatic Data Processing, Inc.	72,500	4,270,250
Electronic Data Systems Corp.	87,600	6,004,980
First Data Corp.	91,200	7,154,640
Fiserv, Inc.*	57,350	2,427,052
		19,856,922
Miscellaneous Commercial Services 3.9%
Concord EFS, Inc.*	74,400	2,438,832
Paychex, Inc.	103,800	3,637,152
Sabre Holdings Corp.*	125,000	5,293,750
Siebel Systems, Inc.*	69,400	1,941,812
		13,311,546
	Shares	Value ($)
Miscellaneous Consumer Services 1.0%
eBay, Inc.*	50,500	3,378,450
Miscellaneous 0.6%
Accenture Ltd.*	81,400	2,191,288
Technology 57.6%
Computer Software 15.0%
Adobe Systems, Inc.	127,300	3,952,665
BEA Systems, Inc.*	211,858	3,264,732
Cadence Design Systems, Inc.*	37,100	813,232
Check Point Software Technologies Ltd.*	84,700	3,378,683
Computer Associates International, Inc.	86,800	2,993,732
Compuware Corp.*	68,800	811,152
Comverse Technologies, Inc.*	50,200	1,122,974
i2 Technologies, Inc.*	84,546	667,913
Intuit, Inc.*	72,877	3,116,221
Microsoft Corp.*	319,073	21,144,968
NetScreen Technologies, Inc.*	14,500	320,885
Oracle Corp.*	510,700	7,052,767
PeopleSoft, Inc.*	68,500	2,753,700
		51,393,624
Diverse Electronic Products 4.5%
Dell Computer Corp.*	269,675	7,329,767
Motorola, Inc.	274,720	4,126,294
Teradyne, Inc.*	129,100	3,891,074
		15,347,135
EDP Peripherals 4.5%
Brocade Communications Systems, Inc.*	164,100	5,434,992
EMC Corp.*	255,400	3,432,576
Mercury Interactive Corp.*	106,600	3,622,268
Symbol Technologies, Inc.	41,500	659,020
VERITAS Software Corp.*	53,756	2,409,344
		15,558,200
Electronic Components / Distributors 5.8%
Cisco Systems, Inc.*	764,000	13,836,040
Flextronics International Ltd.*	103,800	2,490,162
United Microelectronics Corp., Ltd. (ADR)*	378,800	3,636,480
		19,962,682
Electronic Data Processing 9.1%
Apple Computer, Inc.*	78,900	1,727,910
Compaq Computer Corp.	424,600	4,144,096
	Shares	Value ($)
Hewlett-Packard Co.	222,800	4,576,312
International Business Machines Corp.	135,900	16,438,464
Sun Microsystems, Inc.*	346,888	4,284,067
		31,170,849
Precision Instruments 0.7%
Agilent Technologies, Inc.*	83,200	2,372,032
Semiconductors 18.0%
Altera Corp.*	76,800	1,629,696
Analog Devices, Inc.*	171,100	7,595,129
Applied Materials, Inc.*	104,260	4,180,826
Intel Corp.	623,200	19,599,640
KLA-Tencor Corp.*	117,900	5,843,124
Linear Technology Corp.	63,300	2,471,232
Maxim Integrated Products, Inc.*	53,137	2,790,224
Micron Technology, Inc.*	83,600	2,591,600
Novellus Systems, Inc.*	48,200	1,901,490
	Shares	Value ($)
STMicroelectronics NV (New York shares)	109,900	3,480,533
Texas Instruments, Inc.	202,044	5,657,232
Vitesse Semiconductor Corp.*	72,400	902,104
Xilinx, Inc.*	79,700	3,112,285
		61,755,115
Total Common Stocks (Cost $360,692,678)		279,058,034
	Principal Amount ($)	Value ($)
Cash Equivalents 18.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $64,038,820)	64,038,820	64,038,820
Total Investment Portfolio - 100.0% (Cost $424,731,498) (a)		343,096,854

Notes to Scudder Technology Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $435,223,609. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $92,126,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,293,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $106,420,365.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
At December 31, 2001, outstanding written options on securities were as follows:
Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call on Brocade Communications Systems, Inc. (Premiums received $111,452)	648	1/21/2002	40	38,880

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $424,731,498)	$ 343,096,854
Cash	10,000
Receivable for investments sold	19,138,388
Dividends receivable	55,180
Interest receivable	101,328
Receivable for Portfolio shares sold	511,421
Total assets	362,913,171
Liabilities
Payable for investments purchased	7,581,585
Payable for Portfolio shares redeemed	4,461,513
Written options, at value (premiums received $111,452)	38,880
Accrued management fee	217,403
Other accrued expenses and payables	90,806
Total liabilities	12,390,187
Net assets, at value	$ 350,522,984
Net Assets
Net assets consist of: Undistributed net investment income (loss)	205,524
Net unrealized appreciation (depreciation) on: Investments	(81,634,644)
Written options	72,572
Accumulated net realized gain (loss)	(121,514,057)
Paid-in capital	553,393,589
Net assets, at value	$ 350,522,984
Net Asset Value and redemption price per share ($350,522,984 / 37,439,839 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $9,620)	$ 506,710
Interest	2,446,258
Total Income	2,952,968
Expenses: Management fee	2,370,718
Custodian and accounting fees	88,027
Auditing	43,408
Legal	10,276
Trustees' fees and expenses	14,869
Reports to shareholders	50,554
Other	6,592
Total expenses, before expense reductions	2,584,444
Expense reductions	(2,043)
Total expenses, after expense reductions	2,582,401
Net investment income (loss)	370,567
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(79,291,601)
Written options	624,407
(78,667,194)
Net unrealized appreciation (depreciation) during the period on: Investments	(45,214,036)
Written options	72,572
(45,141,464)
Net gain (loss) on investment transactions	(123,808,658)
Net increase (decrease) in net assets resulting from operations	$ (123,438,091)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 370,567	$ 478,166
Net realized gain (loss) on investment transactions	(78,667,194)	(42,846,863)
Net unrealized appreciation (depreciation) on investment transactions during the period	(45,141,464)	(56,318,845)
Net increase (decrease) in net assets resulting from operations	(123,438,091)	(98,687,542)
Distributions to shareholders from: Net investment income	(547,146)	-
Net realized gains	-	(873,790)
Portfolio share transactions: Proceeds from shares sold	284,035,950	296,670,353
Reinvestment of distributions	547,146	873,790
Cost of shares redeemed	(79,750,117)	(12,516,859)
Net increase (decrease) in net assets from Portfolio share transactions	204,832,979	285,027,284
Increase (decrease) in net assets	80,847,742	185,465,952
Net assets at beginning of period	269,675,242	84,209,290
Net assets at end of period (including undistributed net investment income of $205,524 and $382,103, respectively)	$ 350,522,984	$ 269,675,242
Other Information[a]
Shares outstanding at beginning of period	19,442,070	4,738,845
Shares sold	25,541,476	15,397,268
Shares issued to shareholders in reinvestment of distributions	54,906	41,109
Shares redeemed	(7,598,613)	(735,152)
Net increase (decrease) in Portfolio shares	17,997,769	14,703,225
Shares outstanding at end of period	37,439,839	19,442,070

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(4.50)	(3.84)	7.72
Total from investment operations	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	(.02)	-	-
Net realized gains on investment transactions	-	(.10)	-
Total distributions	(.02)	(.10)	-
Net asset value, end of period	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	(32.39)	(21.57)	77.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	270	84
Ratio of expenses before expense reductions (%)	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.81	.82	.94*
Ratio of net investment income (loss) (%)	.12	.21	.60*
Portfolio turnover rate (%)	56	107	34*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Total Return Portfolio

In 2001, the economy ended its many years of expansion and moved from a slow-down into a full-fledged recession. The markets plummeted, but by year's end it was clear that the U.S. economy and investment markets would remain resilient.

Scudder Total Return Portfolio invests in both stocks and bonds. Gains in bonds tempered the portfolio's exposure to wild market volatility and mitigated potential losses by the portfolio's stocks. For the 12 months ended December 31, 2001, the portfolio declined 6.09 percent. By comparison, the portfolio's equity benchmark, the Standard & Poor's 500, lost 11.88 percent and the portfolio's bond benchmark, the Lehman Brothers Government/Corporate Bond Index, gained 8.50 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. The Lehman Brothers Government/Corporate Bond Index is a group of U.S. government and corporate bonds representative of the broad bond market.

We actively monitor the portfolio's stock-to-bond ratio. The portfolio's allocation is based on our analysis of market and economic conditions. We consider interest-rate and inflation trends, monetary policy, domestic earnings growth, and the global economy. A "neutral" mix has typically been about 60 percent stocks and 40 percent bonds. We structured the portfolio defensively throughout most of the period because of the economic slowdown. We reduced technology and added to more defensive stocks such as health care and finance. By late summer, we had allowed cash to build up and the portfolio's stock-to-bond ratio shifted to about 50 percent stocks and 45 percent bonds. As we saw signs of improvement, we shifted the ratio back to about 60 percent stocks and 40 percent bonds; trimmed defensive stocks; and added stocks we believed would benefit from an improving economy. These included technology, industrial and retail stocks. This was beneficial at year-end.

We expect market volatility to continue as the economic and political environment remains uncertain. We believe that the worst may be over and have positioned the portfolio to take full advantage of any economic improvement with its increased stock exposure.

Gary A. Langbaum
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Total Return Portfolio -- S&P 500 Index - - Russell 1000 Growth Index - - - Lehman Brothers Government/Corporate Bond Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Total Return Portfolio	-6.09%	1.63%	7.72%	8.21%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 59.9%
Communications 1.7%
Telephone / Communications
BellSouth Corp.	133,100	5,077,765
JDS Uniphase Corp.*	150,000	1,309,500
Verizon Communications, Inc.	181,700	8,623,482
		15,010,747
Consumer Discretionary 6.6%
Department & Chain Stores 5.3%
Federated Department Stores, Inc.*	97,000	3,967,300
Home Depot, Inc.	138,300	7,054,683
Kohl's Corp.*	75,800	5,339,352
Lowe's Companies, Inc.	112,900	5,239,689
Target Corp.	157,800	6,477,690
TJX Companies, Inc.	122,000	4,862,920
Wal-Mart Stores, Inc.	230,100	13,242,255
		46,183,889
Hotels & Casinos 0.5%
MGM Mirage, Inc.*	155,900	4,500,833
Recreational Products 0.5%
Harley-Davidson, Inc.	79,000	4,290,490
Specialty Retail 0.3%
Office Depot, Inc.*	160,000	2,966,400
Consumer Staples 4.0%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	109,800	5,034,330
Food & Beverage 2.0%
Hershey Foods Corp.	47,600	3,222,520
Kraft Foods, Inc. "A"	142,000	4,832,260
PepsiCo, Inc.	195,720	9,529,607
		17,584,387
Package Goods / Cosmetics 1.4%
Colgate-Palmolive Co.	101,400	5,855,850
Procter & Gamble Co.	82,600	6,536,138
		12,391,988
Durables 0.3%
Aerospace
Lockheed Martin Corp.	62,200	2,902,874
Energy 3.6%
Oil & Gas Production 2.7%
Burlington Resources, Inc.	70,000	2,627,800
Exxon Mobil Corp.	383,758	15,081,689
	Shares	Value ($)
Royal Dutch Petroleum Co. (New York shares)	116,400	5,705,928
		23,415,417
Oil Companies 0.6%
BP PLC (ADR)	114,200	5,311,442
Oilfield Services / Equipment 0.3%
Schlumberger Ltd.	51,000	2,802,450
Financial 9.3%
Banks 3.0%
Fifth Third Bancorp.	81,700	5,031,086
J.P. Morgan Chase & Co.	143,000	5,198,050
Mellon Financial Corp.	177,700	6,685,074
Wachovia Corp.	125,000	3,920,000
Wells Fargo & Co.	118,700	5,157,515
		25,991,725
Consumer Finance 2.8%
American Express Co.	160,000	5,710,400
Citigroup, Inc.	276,899	13,977,862
Household International, Inc.	78,662	4,557,676
		24,245,938
Insurance 3.2%
American International Group, Inc.	114,937	9,125,998
Hartford Financial Services Group, Inc.	114,200	7,175,186
Jefferson Pilot Corp.	88,074	4,075,184
MetLife, Inc.	106,200	3,364,416
XL Capital Ltd. "A"	44,000	4,019,839
		27,760,623
Other Financial Companies 0.3%
Fannie Mae	41,200	3,275,400
Health 10.4%
Biotechnology 1.4%
Amgen, Inc.*	68,900	3,888,716
Biogen, Inc.*	46,000	2,638,100
Genentech, Inc.*	49,800	2,701,650
MedImmune, Inc.*	68,200	3,161,070
		12,389,536
Health Industry Services 1.3%
Laboratory Corp. of America Holdings*	64,500	5,214,825
McKesson HBOC, Inc.	159,500	5,965,300
		11,180,125
Medical Supply & Specialty 4.1%
Abbott Laboratories	175,600	9,789,700
Johnson & Johnson	231,866	13,703,281
Medtronic, Inc.	109,000	5,581,890
	Shares	Value ($)
Zimmer Holdings, Inc.*	211,500	6,459,210
		35,534,081
Pharmaceuticals 3.6%
American Home Products Corp.	120,300	7,381,608
Bristol-Myers Squibb Co.	68,500	3,493,500
Eli Lilly & Co.	47,900	3,762,066
Pfizer, Inc.	356,975	14,225,454
Pharmacia Corp.	60,000	2,559,000
		31,421,628
Manufacturing 7.9%
Chemicals 1.9%
Praxair, Inc.	151,300	8,359,325
PPG Industries, Inc.	146,500	7,576,980
		15,936,305
Diversified Manufacturing 4.9%
Eaton Corp.	68,200	5,074,762
General Electric Co.	318,200	12,753,456
Illinois Tool Works, Inc.	123,735	8,379,334
Minnesota Mining & Manufacturing Co.	69,200	8,180,132
Tyco International Ltd.	149,300	8,793,770
		43,181,454
Machinery / Components / Controls 1.1%
Johnson Controls, Inc.	53,900	4,352,425
Parker-Hannifin Corp.	117,100	5,376,061
		9,728,486
Media 2.2%
Advertising 0.5%
Omnicom Group, Inc.	46,800	4,181,580
Broadcasting & Entertainment 0.6%
Viacom, Inc. "B"	114,039	5,034,822
Cable TV 0.5%
Cox Communications, Inc. "A"*	107,000	4,484,370
Print Media 0.6%
Tribune Co.	132,800	4,970,704
Service Industries 0.9%
Investment 0.5%
Goldman Sachs Group, Inc.	45,600	4,229,400
Miscellaneous Commercial Services 0.4%
Convergys Corp.*	92,000	3,449,080
Technology 11.1%
Computer Software 3.3%
Check Point Software Technologies Ltd.*	68,000	2,712,520
Microsoft Corp.	236,300	15,659,601
Oracle Corp.*	368,600	5,090,366
	Shares	Value ($)
PeopleSoft, Inc.*	138,800	5,579,760
		29,042,247
Diverse Electronic Products 0.5%
Teradyne, Inc.*	136,300	4,108,082
EDP Peripherals 0.4%
EMC Corp.*	234,900	3,157,056
Electronic Data Processing 1.8%
International Business Machines Corp.	101,800	12,313,728
Sun Microsystems, Inc.*	308,000	3,803,800
		16,117,528
Precision Instruments 0.5%
Agilent Technologies, Inc.*	142,000	4,048,420
Semiconductors 3.7%
Altera Corp.*	124,300	2,637,646
Analog Devices, Inc.*	88,100	3,910,759
Intel Corp.	332,500	10,457,125
Linear Technology Corp.	128,300	5,008,832
Novellus Systems, Inc.*	81,000	3,195,450
Sanmina Corp.*	120,000	2,388,000
Texas Instruments, Inc.	167,900	4,701,200
		32,299,012
Telecommunications Equipment 0.9%
Cisco Systems, Inc.*	445,000	8,058,950
Transportation 1.9%
Air Freight 0.8%
United Parcel Service, Inc. "B"	132,500	7,221,250
Railroads 1.1%
Union Pacific Corp.	169,900	9,684,300
Total Common Stocks (Cost $456,029,569)		523,127,349
	Principal Amount ($)	Value ($)
Corporate Bonds 8.5%
Communications 1.3%
Intermedia Communications, Inc., 8.6%, 6/1/2008	1,930,000	1,990,313
McLeod USA, Inc., Step-up Coupon, 0% to 3/1/2002, 10.500% to 3/1/2007*	1,650,000	321,750
Nextel Communications, Inc.:
9.375%, 11/15/2009	2,080,000	1,643,200
9.5%, 2/1/2011	1,650,000	1,287,000
Qwest Communications International, Inc., 7.0%, 8/3/2009	2,350,000	2,258,115
Rogers Cantel, Inc., 8.8%, 10/1/2007	2,100,000	2,037,000
Verizon Wireless, Inc., 5.125%, 12/15/2006	1,675,000	1,667,325
		11,204,703
	Principal Amount ($)	Value ($)
Construction 0.3%
Del Webb Corp., 9.75%, 1/15/2008	2,250,000	2,359,688
Consumer Discretionary 0.5%
MGM Mirage, Inc., 9.75%, 6/1/2007	1,450,000	1,518,875
Park Place Entertainment, Inc., 8.5%, 11/15/2006	1,000,000	1,039,204
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	1,625,000	1,742,260
		4,300,339
Consumer Staples 0.5%
Delhaize America, Inc., 8.125%, 4/15/2011	2,550,000	2,805,760
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	1,625,000	1,605,094
		4,410,854
Energy 1.5%
Burlington Resources, Inc., 6.5%, 12/1/2011	1,925,000	1,878,069
Conoco Funding Co., 6.35%, 10/15/2011	2,550,000	2,582,870
Devon Financing Corp., 6.875%, 9/30/2011	1,800,000	1,754,316
KeySpan Corp., 7.625%, 11/15/2010	1,750,000	1,900,395
Petroleum Geo-Services, 7.5%, 3/31/2007	1,625,000	1,537,900
Phillips Petroleum Co., 8.75%, 5/25/2010	1,625,000	1,891,500
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,625,000	1,710,703
		13,255,753
Financial 2.0%
Capital One Financial Corp., 6.875%, 2/1/2006	1,375,000	1,338,961
Citigroup, Inc., 7.25%, 10/1/2010	1,625,000	1,743,024
Countrywide Home Loans, 5.5%, 8/1/2006	2,550,000	2,543,600
Firstar Bank NA, 7.125%, 12/1/2009	800,000	846,104
FleetBoston Financial Corp., Series 2000-C, 7.25%, 9/15/2005	1,450,000	1,560,621
Ford Motor Credit Co., 7.6%, 8/1/2005	1,450,000	1,491,557
General Electric Capital Corp., 6.5%, 12/10/2007	1,625,000	1,745,900
General Motors Accept Corp., 6.875%, 9/15/2011	2,550,000	2,494,028
PNC Funding Corp., 5.75%, 8/1/2006	1,825,000	1,859,401
	Principal Amount ($)	Value ($)
Wells Fargo & Co.:
7.25%, 8/24/2005	1,625,000	1,747,769
7.55%, 6/21/2010	625,000	684,594
		18,055,559
Health 0.2%
Magellan Health Services, Inc., 9%, 2/15/2008	1,770,000	1,575,300
Manufacturing 0.7%
Dow Chemical Co., 7%, 8/15/2005	1,625,000	1,743,138
International Paper Co., 8%, 7/8/2003	1,625,000	1,729,959
Plainwell, Inc., 11%, 3/1/2008*	1,020,000	10,200
Tyco International Group SA, 6.375%, 10/15/2011	2,550,000	2,494,410
		5,977,707
Media 0.7%
Cablevision Systems Corp., 7.875%, 12/15/2007	2,000,000	2,060,822
Comcast Cable Communications, 7.125%, 6/15/2013	650,000	664,580
News America Holdings, Inc., 9.25%, 2/1/2013	800,000	919,248
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	850,000	847,875
Time Warner, Inc., 9.125%, 1/15/2013	1,625,000	1,923,041
		6,415,566
Technology 0.0%
PSINet, Inc.:
10%, 2/15/2005*	810,000	60,750
11.5%, 11/1/2008*	1,040,000	78,000
		138,750
Utilities 0.8%
Alabama Power Co., 7.125%, 8/15/2004	800,000	846,848
DTE Energy Co., 6.45%, 6/1/2006	1,550,000	1,589,618
Pacificorp, 6.9%, 11/15/2011	1,700,000	1,701,224
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,650,215
		6,787,905
Total Corporate Bonds (Cost $77,928,089)		74,482,124

Asset-Backed 0.7%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007	1,750,000	1,873,344
Daimler Chrysler Auto Trust, Series 2000-C, "A3", 6.82%, 9/6/2004	2,000,000	2,071,919
	Principal Amount ($)	Value ($)
MBNA Master Credit Card Trust, Series 2000-I, "A", 6.9%, 1/15/2008	2,050,000	2,193,402
Total Asset-Backed (Cost $5,797,971)		6,138,665

Foreign Bonds - U.S.$ Denominated 0.3%
Global Telesystems, Inc., 11.5%, 12/15/2007*	630,000	1,575
MetroNet Communications Corp., Step-up Coupon, 0% to 06/15/2003, 9.95% to 6/15/2008	1,900,000	957,146
Quebec Province, 7%, 1/30/2007	1,500,000	1,616,670
Total Foreign Bonds - U.S.$ Denominated (Cost $3,979,492)		2,575,391

U.S. Government & Agencies Obligations 17.4%
U.S. Treasury Bonds: 5.0%, 8/15/2011	1,000,000	996,870
5.375%, 2/15/2031	6,300,000	6,208,461
6.125%, 8/15/2029	6,350,000	6,721,094
6.25%, 5/15/2030	5,150,000	5,573,279
9.375%, 2/15/2006	33,275,000	39,659,474
U.S. Treasury Notes: 4.625%, 5/15/2006	5,905,000	5,985,249
5.75%, 11/15/2005	20,780,000	21,945,550
5.75%, 8/15/2010	12,215,000	12,814,268
6.25%, 2/15/2003	8,000,000	8,353,760
6.75%, 5/15/2005	40,110,000	43,607,191
Total U.S. Government & Agencies Obligations (Cost $145,619,817)		151,865,196
	Principal Amount ($)	Value ($)
Government National Mortgage Association 2.1%
Government National Mortgage Association: 6.5% with various maturities until 11/20/2031	6,531,422	6,558,964
7.0% with various maturities until 6/15/2028	8,030,763	8,221,494
7.5%, 12/20/2030	3,425,024	3,534,899
Total Government National Mortgage Association (Cost $17,809,221)		18,315,357

U.S. Government Agency Pass-Thrus 6.6%
Federal National Mortgage Association: 5.25%, 6/15/2006	2,875,000	2,927,555
6.0%, 1/1/2032	3,575,000	3,500,533
6.5% with various maturities until 11/1/2031	17,053,121	17,074,779
7.0% with various maturities until 1/1/2032	23,354,476	24,465,195
7.5% with various maturities until 8/1/2031	7,490,785	7,763,468
8.0%, 9/1/2015	1,688,632	1,766,816
Total U.S. Government Agency Pass-Thrus (Cost $56,257,619)		57,498,346

Cash Equivalents 4.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $38,719,178)	38,719,178	38,719,178
Total Investment Portfolio - 100.0% (Cost $802,140,956) (a)		872,721,606

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $809,319,629. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $63,401,977. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $84,309,522 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,907,545.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $802,140,956)	$ 872,721,606
Receivable for investments sold	166,741
Dividends receivable	435,140
Interest receivable	4,660,696
Receivable for Portfolio shares sold	429,827
Foreign taxes recoverable	24,096
Total assets	878,438,106
Liabilities
Payable for investments purchased	16,166,816
Payable for Portfolio shares redeemed	632,330
Accrued management fee	423,842
Other accrued expenses and payables	202,597
Total liabilities	17,425,585
Net assets, at value	$ 861,012,521
Net Assets
Net assets consist of: Undistributed net investment income (loss)	21,251,953
Net unrealized appreciation (depreciation) on: Investments	70,580,650
Foreign currency related transactions	(1,673)
Accumulated net realized gain (loss)	(64,454,449)
Paid-in capital	833,636,040
Net assets, at value	$ 861,012,521
Net Asset Value and redemption price per share ($861,012,521 / 38,151,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,829)	$ 4,721,561
Interest	22,576,811
Total Income	27,298,372
Expenses: Management fee	4,678,125
Custodian fees	37,221
Auditing	110,833
Legal	44,027
Trustees' fees and expenses	43,394
Other	25,031
Total expenses, before expense reductions	4,938,631
Expense reductions	(763)
Total expenses, after expense reductions	4,937,868
Net investment income (loss)	22,360,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(56,868,308)
Foreign currency related transactions	(1,969)
(56,870,277)
Net unrealized appreciation (depreciation) during the period on: Investments	(21,281,027)
Foreign currency related transactions	1,207
(21,279,820)
Net gain (loss) on investment transactions	(78,150,097)
Net increase (decrease) in net assets resulting from operations	$ (55,789,593)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 22,360,504	$ 24,855,323
Net realized gain (loss) on investment transactions	(56,870,277)	29,572,830
Net unrealized appreciation (depreciation) on investment transactions during the period	(21,279,820)	(77,942,993)
Net increase (decrease) in net assets resulting from operations	(55,789,593)	(23,514,840)
Distributions to shareholders from: Net investment income	(25,554,195)	(29,012,969)
Net realized gains	(30,345,606)	(43,519,453)
Portfolio share transactions: Proceeds from shares sold	64,222,667	17,090,676
Net assets acquired in tax-free reorganizations	109,998,831	-
Reinvestment of distributions	55,899,801	72,532,422
Cost of shares redeemed	(108,028,606)	(95,451,365)
Net increase (decrease) in net assets from Portfolio share transactions	122,092,693	(5,828,267)
Increase (decrease) in net assets	10,403,299	(101,875,529)
Net assets at beginning of period	850,609,222	952,484,751
Net assets at end of period (including undistributed net investment income of $21,251,953 and $24,053,463, respectively)	$ 861,012,521	$ 850,609,222
Other Information[a]
Shares outstanding at beginning of period	32,828,444	33,047,701
Shares sold	2,830,464	628,530
Shares issued in tax-free reorganization	4,693,137	-
Shares issued to shareholders in reinvestment of distributions	2,497,199	2,680,132
Shares redeemed	(4,697,949)	(3,527,919)
Net increase (decrease) in Portfolio shares	5,322,851	(219,257)
Shares outstanding at end of period	38,151,295	32,828,444

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.91	$ 28.82	$ 27.35	$ 28.22	$ 28.15
Income (loss) from investment operations: Net investment income	.61[c]	.74[c]	.84[c]	.86	.90
Net realized and unrealized gain (loss) on investment transactions	(2.20)	(1.40)	3.03	3.17	3.77
Total from investment operations	(1.59)	(.66)	3.87	4.03	4.67
Less distributions from: Net investment income	(.80)	(.90)	(.90)	(.90)	(.90)
Net realized gains on investment transactions	(.95)	(1.35)	(1.50)	(4.00)	(3.70)
Total distributions	(1.75)	(2.25)	(2.40)	(4.90)	(4.60)
Net asset value, end of period	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22
Total Return (%)	(6.09)	(2.63)	14.81	15.14	19.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	861	851	952	865	787
Ratio of expenses (%)	.58	.61	.61	.60	.60
Ratio of net investment income (loss) (%)	2.63	2.75	3.12	3.33	3.32
Portfolio turnover rate (%)	115	107	80	81	122

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

SVS Dreman Financial Services Portfolio

Last year was a difficult investment environment, and financial stocks struggled. The portfolio lost ground during the year, but strongly outperformed on a relative basis. The portfolio lost 4.86 percent versus the 8.79 percent loss by its benchmark, the Standard & Poor's Financial Index, a gauge of performance for the financial companies within the S&P 500. We attribute the outperformance to our more conservative portfolio. Our investment criteria preclude us from participating in some of the more speculative areas of the financial sector. We never invested in second tier lending companies - those that offer credit to riskier clients. Nor did we take part in the frenzy around some of the formerly high-flying, on-line brokers, which endured deep losses in 2001.

As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor but are fundamentally sound companies with strong balance sheets. The dramatic declines that followed the events of September 11 provided us with the opportunity to add solid companies at deeply discounted prices We increased our position in multiline insurer American International Group (AIG). We also restructured our regional bank portfolio adding to those holdings that we believe provide the best upside potential. Despite the tough environment Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strongly positive earnings, but their stock price performance was lackluster for the 12-month period. We firmly believe that the setback is temporary and that these issues, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

We expect the markets to remain volatile as political and economic uncertainty remains, but we're optimistic that we'll see some economic improvement in 2002. We intend to keep the portfolio defensively positioned until the timing of a recovery becomes clearer. We will remain underweight, relative to the benchmark, in large money center banks, which we believe have greater exposure to foreign loan defaults. And as we find opportunities, we will continue to build our position in good financial stocks that we believe to be undervalued.

David N. Dreman, Lead Portfolio Manager
Dreman Value Management LLC, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2001
-- SVS Dreman Financial Services Portfolio -- S&P Financial Index - - - S&P 500 Index

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
SVS Dreman Financial Services Portfolio	-4.86%	4.70%	3.20%	(Since 5/4/1998)

* The Portfolio commenced operations on May 4, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
The portfolio may concentrate investments in specific sectors, which creates special risk considerations.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 94.0%
Financial 92.6%
Banks 35.0%
Bank of America Corp.	88,273	5,556,785
Bank One Corp.	22,952	896,276
Banknorth Group, Inc.	38,600	869,272
Colonial BancGroup, Inc.	69,850	984,187
Corus Bankshares, Inc.	22,950	1,041,930
FleetBoston Financial Corp.	97,249	3,549,589
Golden West Financial Corp.	12,100	712,085
J.P. Morgan Chase & Co.	127,995	4,652,618
KeyCorp	145,475	3,540,862
Mellon Financial Corp.	42,700	1,606,374
National Bank of Canada	134,100	2,501,740
PNC Bank Corp.	53,950	3,031,990
Popular, Inc.	39,800	1,157,384
Provident Financial Group	24,215	636,370
U.S. Bancorp	240,700	5,037,851
Wachovia Corp.	116,100	3,640,896
Wells Fargo & Co.	42,500	1,846,625
		41,262,834
Consumer Finance 9.4%
American Express Co.	147,700	5,271,413
Citigroup, Inc.	114,700	5,790,056
		11,061,469
Insurance 24.9%
Aegon NV (ADR)	17,160	459,369
Allstate Corp.	32,405	1,092,049
American International Group, Inc.	183,273	14,551,876
Chubb Corp.	40,450	2,791,050
CIGNA Corp.	6,300	583,695
Jefferson-Pilot Corp.	9,912	458,628
Lincoln National Corp.	17,350	842,690
Ohio Casualty Corp.*	121,900	1,956,495
Principal Financial Group, Inc.*	32,000	768,000
	Shares	Value ($)
Prudential Financial, Inc.*	39,000	1,294,410
Safeco Corp.	75,750	2,359,613
St. Paul Companies, Inc.	35,050	1,541,149
Torchmark Corp.	15,750	619,448
		29,318,472
Other Financial Companies 23.3%
Fannie Mae	111,940	8,899,230
Freddie Mac	126,895	8,298,933
Marsh & McLennan Companies, Inc.	17,050	1,832,023
USA Education, Inc.	11,050	928,421
Washington Mutual, Inc.	227,080	7,425,516
		27,384,123
Service Industries 1.4%
Investment 1.3%
Bear Stearns Companies, Inc.	15,540	911,266
Franklin Resources , Inc.	18,550	654,259
		1,565,525
Miscellaneous Commercial Services 0.1%
Corrections Corp. of America*	8,060	149,594
Total Common Stocks (Cost $103,859,034)		110,742,017

Convertible Preferred Stocks 0.2%
Service Industries
Miscellaneous Commercial Services
Corrections Corp. of America, PIK (Cost $180,522)	10,714	210,532

	Principal Amount ($)	Value ($)
Cash Equivalents 5.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,785,522)	6,785,522	6,785,522
Total Investment Portfolio - 100.0% (Cost $110,825,078) (a)		117,738,071

Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $111,412,012. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $6,326,059. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,675,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,349,087.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $110,825,078)	$ 117,738,071
Cash	10,000
Dividends receivable	140,284
Interest receivable	8,300
Receivable for Portfolio shares sold	223,270
Foreign taxes recoverable	561
Total assets	118,120,486
Liabilities
Payable for investments purchased	843,959
Payable for Portfolio shares redeemed	138,012
Accrued management fee	71,150
Other accrued expenses and payables	19,987
Total liabilities	1,073,108
Net assets, at value	$ 117,047,378
Net Assets
Net assets consist of: Undistributed net investment income (loss)	953,975
Net unrealized appreciation (depreciation) on: Investments	6,912,993
Foreign currency related transactions	(61)
Accumulated net realized gain (loss)	(3,099,600)
Paid-in capital	112,280,071
Net assets, at value	$ 117,047,378
Net Asset Value and redemption price per share ($117,047,378 / 10,853,999 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,896)	$ 1,694,792
Interest	188,461
Total Income	1,883,253
Expenses: Management fee	650,194
Custodian and accounting fees	57,686
Auditing	13,060
Legal	5,519
Trustees' fees and expenses	5,079
Reports to shareholders	13,359
Other	2,670
Total expenses before expense reductions	747,567
Expense reductions	(1,068)
Total expenses after expense reductions	746,499
Net investment income (loss)	1,136,754
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,725,443)
Foreign currency related transactions	86
(2,725,357)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,707,997)
Foreign currency related transactions	(61)
(1,708,058)
Net gain (loss) on investment transactions	(4,433,415)
Net increase (decrease) in net assets resulting from operations	$ (3,296,661)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,136,754	$ 819,945
Net realized gain (loss) on investment transactions	(2,725,357)	33,637
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,708,058)	10,768,704
Net increase (decrease) in net assets resulting from operations	(3,296,661)	11,622,286
Distributions to shareholders from: Net investment income	(854,423)	(497,354)
Net realized gains	(328,624)	(66,314)
Portfolio share transactions: Proceeds from shares sold	73,966,750	37,137,247
Reinvestment of distributions	1,183,047	563,668
Cost of shares redeemed	(19,481,552)	(10,219,358)
Net increase (decrease) in net assets from Portfolio share transactions	55,668,245	27,481,557
Increase (decrease) in net assets	51,188,537	38,540,175
Net assets at beginning of period	65,858,841	27,318,666
Net assets at end of period (including undistributed net investment income of $953,975 and $714,165, respectively)	$ 117,047,378	$ 65,858,841
Other Information[a]
Shares outstanding at beginning of period	5,713,070	2,955,670
Shares sold	6,837,995	3,787,834
Shares issued to shareholders in reinvestment of distributions	114,361	61,573
Shares redeemed	(1,811,427)	(1,092,007)
Net increase (decrease) in Portfolio shares	5,140,929	2,757,400
Shares outstanding at end of period	10,853,999	5,713,070

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.53	$ 9.24	$ 9.78	$ 10.00
Income (loss) from investment operations: Net investment income	.14[c]	.19[c]	.18[c]	.04
Net realized and unrealized gain (loss) on investment transactions	(.71)	2.27	(.67)	(.26)
Total from investment operations	(.57)	2.46	(.49)	(.22)
Less distributions from: Net investment income	(.13)	(.15)	(.05)	-
Net realized gains on investment transactions	(.05)	(.02)	-	-
Total distributions	(.18)	(.17)	(.05)	-
Net asset value, end of period	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Total Return (%)	(4.86)	27.04	(5.05)[d]	(2.20)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	27	16*
Ratio of expenses before expense reductions (%)	.86	.91	1.04	1.73*
Ratio of expenses after expense reductions (%)	.86	.89	.99	.99*
Ratio of net investment income (loss) (%)	1.31	2.01	1.75	1.29*
Portfolio turnover rate (%)	22	13	13	6*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Dreman High Return Equity Portfolio

Last year was an extremely difficult investment environment. Nearly all stocks declined, but large value stocks weathered the storm better than large growth stocks.

Despite the market and economic challenges, the portfolio posted strong relative performance, gaining 1.69 percent versus the 11.88 percent loss by its benchmark, the Standard & Poor's 500. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. We attribute this outperformance to our strictly disciplined value investing strategy, which we believe is the key to providing greater value to shareholders over time.

We used the extreme market volatility to add quality blue chip companies from a variety of market sectors at deeply discounted valuations. Although we're enthusiastic about the gains already posted by these investments, we're exercising extreme caution by building the positions slowly and keeping a close watch on their performance. We don't want to add stocks that are cheap and destined to become cheaper. We're looking for the companies that will be the clear survivors when the economy and markets turn. The portfolio's core concentration continues to be financials, tobacco, energy and health care but it is less concentrated in those sectors than it has been in the past. We've added to retail and capital goods stocks and created a new position in casino companies. In health care, we switched our focus to large pharmaceutical companies from health care service providers that had posted strong gains over the last several years.

We expect the markets to remain volatile as political and economic uncertainty remains, but we're optimistic that we'll see some overall economic improvement in 2002. We don't expect a quick recovery. We're anticipating a muted one that could take many months to work through. In the meantime, we'll continue to be vigilant in looking for solid investment opportunities to further enhance the portfolio's performance.

David N. Dreman, Lead Portfolio Manager
Dreman Value Management LLC
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2001
-- SVS Dreman High Return Equity Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
SVS Dreman High Return Equity Portfolio	1.69%	5.65%	5.41%	(Since 5/4/1998)

* The Portfolio commenced operations on May 4, 1998. Index comparison begins April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 89.5%
Consumer Discretionary 10.5%
Department & Chain Stores 4.8%
Federated Department Stores, Inc.*	102,505	4,192,455
Gap, Inc.	1,110,920	15,486,225
Nordstrom, Inc.	73,575	1,488,422
		21,167,102
Hotels & Casinos 0.9%
Harrah's Entertainment, Inc.*	4,800	177,648
MGM Mirage, Inc.*	119,200	3,441,304
Park Place Entertainment Corp.*	24,400	223,748
		3,842,700
Specialty Retail 4.8%
Borders Group, Inc.*	478,950	9,502,368
Staples, Inc.*	266,225	4,978,408
Toys ''R'' Us, Inc.*	331,490	6,875,103
		21,355,879
Consumer Staples 20.7%
Alcohol & Tobacco
Imperial Tobacco Group (ADR)	74,045	1,986,627
Philip Morris Companies, Inc.	965,320	44,259,922
R.J. Reynolds Tobacco Holdings, Inc.	296,723	16,705,505
Universal Corp.	225,070	8,194,799
UST, Inc.	589,540	20,633,900
		91,780,753
Durables 2.6%
Aerospace 1.0%
Boeing Co.	109,250	4,236,715
Automobiles 0.9%
Ford Motor Co.	243,500	3,827,820
Telecommunications Equipment 0.7%
Lucent Technologies, Inc.	315,450	1,984,181
Nortel Networks Corp.	181,670	1,362,525
		3,346,706
	Shares	Value ($)
Energy 11.8%
Oil & Gas Production 5.9%
Conoco, Inc.	746,195	21,117,319
Kerr-McGee Corp.	81,550	4,468,940
Nabors Industries, Inc.*	17,050	585,327
		26,171,586
Oil Companies 5.7%
BP PLC (ADR)	134,444	6,252,990
ChevronTexaco Corp.	212,875	19,075,742
		25,328,732
Oilfield Services / Equipment 0.2%
GlobalSantaFe Corp.	37,700	1,075,204
Financial 25.6%
Banks 7.9%
Bank of America Corp.	132,436	8,336,846
Bank One Corp.	154,455	6,031,468
FleetBoston Financial Corp.	101,788	3,715,262
KeyCorp	280,855	6,836,011
PNC Bank Corp.	84,284	4,736,761
Wachovia Corp.	177,386	5,562,825
		35,219,173
Consumer Finance 0.5%
American Express Co.	56,800	2,027,188
Insurance 1.3%
Ohio Casualty Corp.*	25,155	403,738
Phoenix Companies, Inc.*	18,765	347,153
Principal Financial Group, Inc.*	2,400	57,600
Safeco Corp.	64,215	2,000,297
St. Paul Companies, Inc.	70,405	3,095,708
		5,904,496
Other Financial Companies 15.9%
Fannie Mae	319,673	25,414,004
Freddie Mac	407,341	26,640,101
Washington Mutual, Inc.	567,125	18,544,988
		70,599,093
	Shares	Value ($)
Health 10.0%
Health Industry Services 2.9%
Humana, Inc.*	862,930	10,173,945
McKesson, Inc.	70,500	2,636,700
		12,810,645
Medical Supply & Specialty 0.1%
Zimmer Holdings, Inc.*	10,573	322,899
Pharmaceuticals 7.0%
Bristol-Myers Squibb Co.	201,885	10,296,135
Merck & Co., Inc.	193,620	11,384,856
Schering-Plough Corp.	258,415	9,253,841
		30,934,832
Manufacturing 1.7%
Electrical Products 1.7%
Emerson Electric Co.	132,900	7,588,590
Office Equipment / Supplies 0.0%
Xerox Corp.	11,700	121,914
Service Industries 2.7%
Environmental Services 2.6%
Transocean Sedco Forex, Inc.	154,200	5,215,044
Waste Management, Inc.	201,765	6,438,321
		11,653,365
Miscellaneous Commercial Services 0.1%
Corrections Corp. of America*	13,306	246,959
Technology 3.9%
Computer Software 0.5%
Oracle Corp.*	164,775	2,275,543
	Shares	Value ($)
Diverse Electronic Products 0.4%
Motorola, Inc.	117,540	1,765,451
Electronic Data Processing 2.5%
Apple Computer, Inc.*	205,525	4,500,998
Hewlett-Packard Co.	312,580	6,420,393
		10,921,391
Semiconductors 0.5%
Intel Corp.	78,920	2,482,034
Utilities 0.0%
Natural Gas Distribution
NiSource, Inc.*	43,290	100,433
Total Common Stocks (Cost $386,399,277)		397,107,203

Convertible Preferred Stocks 0.1%
Service Industries
Miscellaneous Commercial Services
Corrections Corp. of America, PIK (Cost $217,473)	12,907	253,630

	Principal Amount ($)	Value ($)
Cash Equivalents 10.4%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $45,958,494)	45,958,494	45,958,494
Total Investment Portfolio - 100.0% (Cost $432,575,244) (a)		443,319,327

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $434,162,385. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $9,156,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,609,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,452,795.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

At December 31, 2001, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	3/16/2002	71	20,146,130	20,359,250
Total unrealized appreciation on open futures contracts purchased				213,120

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $432,575,244)	$ 443,319,327
Cash	10,000
Pledged margin deposit	960,750
Dividends receivable	1,008,195
Interest receivable	70,426
Receivable for Portfolio shares sold	2,031,647
Total assets	447,400,345
Liabilities
Payable for investments purchased	3,454,480
Payable for daily variation margin on open futures contracts	219,649
Accrued management fee	259,286
Other accrued expenses and payables	70,477
Total liabilities	4,003,892
Net assets, at value	$ 443,396,453
Net Assets
Net assets consist of: Undistributed net investment income	4,477,378
Net unrealized appreciation (depreciation) on: Investments	10,744,083
Futures	213,120
Accumulated net realized gain (loss)	(648,410)
Paid-in capital	428,610,282
Net assets, at value	$ 443,396,453
Net Asset Value and redemption price per share ($443,396,453 / 41,005,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,634)	$ 6,014,707
Interest	1,073,436
Total Income	7,088,143
Expenses: Management fee	2,030,660
Custodian and accounting fees	100,710
Auditing	36,647
Legal	13,585
Trustees' fees and expenses	9,665
Reports to shareholders	26,563
Other	13,878
Total expenses before expense reductions	2,231,708
Expense reductions	(211)
Total expenses after expense reductions	2,231,497
Net investment income (loss)	4,856,646
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,959,228
Futures	(2,811,868)
1,147,360
Net unrealized appreciation (depreciation) during the period on: Investments	(2,654,633)
Futures	213,120
(2,441,513)
Net gain (loss) on investment transactions	(1,294,153)
Net increase (decrease) in net assets resulting from operations	$ 3,562,493

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 4,856,646	$ 3,402,482
Net realized gain (loss) on investment transactions	1,147,360	(1,077,610)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,441,513)	31,915,716
Net increase (decrease) in net assets resulting from operations	3,562,493	34,240,588
Distributions to shareholders from: Net investment income	(2,559,657)	(2,301,095)
Net realized gains	-	(5,752,737)
Portfolio share transactions: Proceeds from shares sold	283,269,260	44,557,632
Reinvestment of distributions	2,559,657	8,053,832
Cost of shares redeemed	(11,369,786)	(24,311,394)
Net increase (decrease) in net assets from Portfolio share transactions	274,459,131	28,300,070
Increase (decrease) in net assets	275,461,967	54,486,826
Net assets at beginning of period	167,934,486	113,447,660
Net assets at end of period (including undistributed net investment income of $4,477,378 and $2,180,389, respectively)	$ 443,396,453	$ 167,934,486
Other Information[a]
Shares outstanding at beginning of period	15,588,218	12,655,334
Shares sold	26,260,433	4,768,093
Shares issued to shareholders in reinvestment of distributions	245,103	990,570
Shares redeemed	(1,087,944)	(2,825,779)
Net increase (decrease) in Portfolio shares	25,417,592	2,932,884
Shares outstanding at end of period	41,005,810	15,588,218

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 8.96	$ 10.28	$ 10.00
Income (loss) from investment operations: Net investment income	.19[c]	.26[c]	.26[c]	.08
Net realized and unrealized gain (loss) on investment transactions	(.01)	2.25	(1.38)	.20
Total from investment operations	.18	2.51	(1.12)	.28
Less distributions from: Net investment income	(.14)	(.20)	(.10)	-
Net realized gains on investment transactions	-	(.50)	(.10)	-
Total distributions	(.14)	(.70)	(.20)	-
Net asset value, end of period	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Total Return (%)	1.69	30.52	(11.16)	2.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	443	168	113	59
Ratio of expenses before expense reductions (%)	.82	.85	.86	1.20*
Ratio of expenses after expense reductions (%)	.82	.84	.86	.87*
Ratio of net investment income (loss) (%)	1.78	2.85	2.57	2.77*
Portfolio turnover rate (%)	16	37	24	5*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Dynamic Growth Portfolio

Since inception through December 31, 2001, the portfolio declined by 12.00 percent, underperforming the Russell Mid Cap Growth Index.

The bear market in stocks had investors growing increasingly risk averse, a sentiment that led to growth stocks being out of favor. In particular, the telecommunications and technology sectors, two areas that enjoyed rapid growth during the late 1990s, declined sharply during the period. For most of the year, the portfolio's overweight exposure in those areas hindered performance. (The portfolio's financial services stocks also endured a challenging year.)

Meanwhile, the portfolio's exposure to basic materials, health care and utilities - areas often regarded as more defensive sectors - performed well during 2001. During the fourth quarter, the market's tone improved, and investors became more optimistic about an economic recovery during 2002. This change in sentiment bolstered the portfolio's consumer discretionary stocks. On the positive side, our pharmaceutical and device stocks in health care were strong contributors for the year, as were retailers and others in the consumer sector.

We remain optimistic that the economy will recover in the coming year, and that all sectors will benefit. Furthermore, we are confident that corporate earnings will improve dramatically to the surprise of many observers.

We have positioned the portfolio to capitalize on the renewed expansion, emphasizing companies in the semiconductor, software, asset management, brokerage and industrial sectors, while maintaining significant exposure to consumer discretionary companies. Conversely, we have continued to decrease our exposure to the more defensive health care and financial services companies, as we believe better opportunities exist elsewhere.

Timothy J. Miller
Thomas R. Wald
Portfolio Managers
INVESCO, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in Scudder Dynamic Growth Portfolio from 5/1/2001 to 12/31/2001
-- Scudder Dynamic Growth Portfolio -- Russell Mid Cap Growth Index
Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Dynamic Growth Portfolio	-12.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 91.6%
Communications 4.5%
Cellular Telephone 1.0%
Nextel Partners, Inc.*	14,800	177,600
Western Wireless Corp.*	2,300	64,975
		242,575
Telephone / Communications 3.5%
Allegiance Telecom, Inc.*	14,400	119,376
Crown Castle International Corp.*	9,600	102,528
Entercom Communications Corp.	4,000	200,000
JDS Uniphase Corp.*	10,500	91,665
Sonus Networks, Inc.*	10,100	46,662
Time Warner Telecom, Inc. "A"*	13,100	231,739
		791,970
Consumer Discretionary 4.1%
Apparel & Shoes 0.3%
American Eagle Outfitters, Inc.*	2,800	73,276
Department & Chain Stores 1.7%
Best Buy Co., Inc.*	2,200	163,856
Kohl's Corp.*	3,150	221,886
		385,742
Hotels & Casinos 0.7%
MGM Mirage, Inc.*	5,650	163,116
Specialty Retail 1.4%
CDW Computer Centers, Inc.*	4,250	228,268
Office Depot, Inc.*	5,100	94,554
		322,822
Consumer Staples 0.2%
Package Goods / Cosmetics
Estee Lauder Companies, Inc. "A"	1,500	48,090
Durables 0.8%
Aerospace 0.7%
General Dynamics Corp.	1,200	95,568
Northrop Grumman Corp.	700	70,566
		166,134
Telecommunications Equipment 0.1%
CIENA Corp.*	2,300	32,913
Energy 4.2%
Oil / Gas Transmission 0.2%
Dynegy, Inc.	1,800	45,900
	Shares	Value ($)
Oil & Gas Production 2.0%
Anadarko Petroleum Corp.	2,100	119,385
Apache Corp.	3,630	181,064
Kerr-McGee Corp.	1,800	98,640
Nabors Industries, Inc.*	2,100	72,093
		471,182
Oil Companies 0.4%
Murphy Oil Corp.	1,000	84,040
Oilfield Services / Equipment 1.6%
BJ Services Co.*	5,800	188,210
Smith International, Inc.*	3,500	187,670
		375,880
Financial 8.7%
Banks 2.2%
Banknorth Group, Inc.	4,200	94,584
Golden West Financial Corp.	1,100	64,735
National Commerce Financial Corp.	1,900	48,070
Northern Trust Corp.	3,800	228,836
TCF Financial Corp.	1,300	62,374
		498,599
Consumer Finance 0.5%
Synovus Financial Corp.	4,500	112,725
Insurance 1.9%
AMBAC Financial Group, Inc.	1,800	104,148
John Hancock Financial Services, Inc.	3,600	148,680
Nationwide Financial Services, Inc. "A"	4,600	190,715
		443,543
Other Financial Companies 4.1%
A.G. Edwards, Inc.	4,800	212,016
Investment Tech Group, Inc.*	2,350	91,815
Legg Mason, Inc.	4,300	214,914
The BISYS Group, Inc.*	4,150	265,559
USA Education, Inc.	1,900	159,638
		943,942
Health 12.3%
Biotechnology 1.6%
Genzyme Corp. - General Division*	4,600	275,356
IDEC Pharmaceuticals Corp.*	1,500	103,395
		378,751
Health Industry Services 0.6%
First Health Group Corp.*	5,900	145,966
Medical Supply & Specialty 4.1%
Guidant Corp.*	5,100	253,980
	Shares	Value ($)
Laboratory Corp. of America Holdings*	2,900	234,464
St. Jude Medical, Inc.*	2,850	221,303
Varian Medical Systems, Inc.*	1,950	138,957
Zimmer Holdings, Inc.*	3,300	100,782
		949,486
Pharmaceuticals 6.0%
Allergan, Inc.	1,700	127,585
AmerisourceBergen Corp.	3,090	196,370
Andrx Group*	3,550	249,956
Forest Laboratories, Inc.*	6,000	491,700
Gilead Sciences, Inc.*	1,900	124,868
King Pharmaceuticals, Inc.	4,966	209,218
		1,399,697
Manufacturing 2.6%
Diversified Manufacturing 1.1%
Illinois Tool Works, Inc.	1,600	108,352
SPX Corp.*	900	123,210
		231,562
Electrical Products 0.8%
AVX Corp.	2,900	68,411
Power-One, Inc.*	12,100	125,961
		194,372
Machinery / Components / Controls 0.7%
Cooper Cameron Corp.*	4,200	169,512
Media 6.3%
Advertising 3.0%
Interpublic Group of Companies, Inc.	1,800	53,172
Lamar Advertising Co.*	6,000	254,040
Omnicom Group, Inc.	2,400	214,440
TMP Worldwide, Inc.*	3,950	169,455
		691,107
Broadcasting & Entertainment 2.1%
Cox Radio, Inc. "A"*	2,500	63,700
Hispanic Broadcasting Corp.*	2,300	58,650
Univision Communication, Inc.*	1,600	64,735
USA Networks, Inc.*	10,800	294,948
		482,033
Cable Television 1.2%
Cablevision Systems Corp. - Rainbow Media Group*	4,200	103,740
EchoStar Communications Corporation "A"*	6,550	179,929
		283,669
Service Industries 11.4%
Asset Management 0.8%
Federated Investors, Inc. "B"	2,400	76,512
	Shares	Value ($)
T Rowe Price Group, Inc.	3,300	114,609
		191,121
EDP Services 0.6%
VeriSign, Inc.*	3,700	140,748
Investment 3.2%
Bear Stearns Companies, Inc.	3,500	205,240
E*TRADE Group, Inc.*	6,100	62,525
Lehman Brothers Holdings, Inc.	3,100	207,080
Neuberger Berman, Inc.	1,600	70,240
SEI Investments Co.	2,400	108,264
Waddel & Reed Financial, Inc. "A"	2,700	86,940
		740,289
Miscellaneous Commercial Services 1.2%
Fluor Corp.	2,300	86,020
Paychex, Inc.	5,800	203,232
		289,252
Miscellaneous Consumer Services 4.2%
Apollo Group, Inc. "A"*	3,200	144,032
EarthLink, Inc.*	7,700	93,709
eBay, Inc.*	4,850	324,465
Expedia, Inc.*	2,600	105,586
Peregrine Systems, Inc.*	6,700	99,361
Robert Half International, Inc.*	7,650	204,255
		971,408
Miscellaneous 1.4%
Accenture Ltd.*	2,000	53,840
KPMG Consulting, Inc.*	15,600	258,492
		312,332
Technology 35.3%
Computer Software 12.4%
Adobe Systems, Inc.	4,500	139,725
Amdocs Ltd.*	3,150	107,006
BEA Systems, Inc.*	11,200	172,592
Comverse Technologies, Inc.*	6,800	152,116
Extreme Networks, Inc.*	12,650	163,185
Intuit, Inc.*	3,900	166,764
Liberate Technologies, Inc.*	8,500	97,580
Macromedia, Inc.*	2,500	44,500
McData Corp. "A"*	5,700	139,650
McData Corp. "B"*	200	5,022
Mercury Interactive Corp.*	5,800	197,084
Micromuse, Inc.*	11,900	178,500
NVIDIA Corp.*	4,400	294,360
Openwave Systems, Inc.*	5,450	53,356
PeopleSoft, Inc.*	5,800	233,160
Quest Software, Inc.*	7,500	165,825
Rational Software Corp.*	11,600	226,200
Siebel Systems, Inc.*	7,600	212,648
	Shares	Value ($)
WebMethods, Inc.*	6,500	108,940
		2,858,213
Diverse Electronic Products 1.9%
Foundry Networks, Inc.*	2,300	18,745
Molex, Inc.	4,100	126,895
RF Micro Devices, Inc.*	7,800	149,994
Teradyne, Inc.*	5,000	150,700
		446,334
EDP Peripherals 3.7%
Brocade Communications Systems, Inc.*	9,500	314,640
Riverstone Networks, Inc.*	6,700	111,220
Symantec Corp.*	2,800	185,724
Veritas Software Corp.*	5,600	250,992
		862,576
Electronic Components / Distributors 3.0%
Analog Devices, Inc.*	4,950	219,731
Applied Micro Circuits Corp.*	18,000	203,760
Broadcom Corp. "A"*	3,100	127,038
Juniper Networks, Inc.*	4,800	90,960
PMC-Sierra, Inc.*	2,900	61,654
		703,143
Military Electronics 0.3%
L-3 Communications Holdings, Inc.*	900	81,000
Precision Instruments 0.8%
Finisar Corp.*	10,500	106,785
Oni Systems Corp.*	11,200	70,224
		177,009
Semiconductors 13.2%
Altera Corp.*	8,800	186,736
	Shares	Value ($)
Cree Research, Inc.*	8,700	256,302
Cypress Semiconductor Corp.*	6,100	121,572
GlobespanVirata, Inc.*	6,700	86,765
Integrated Device Technology, Inc.*	2,700	71,793
KLA-Tencor Corp.*	2,600	128,856
Linear Technology Corp.	6,550	255,712
LSI Logic Corp.*	10,500	165,690
Maxim Integrated Products, Inc.*	6,600	346,566
Microchip Technology, Inc.	6,100	236,314
Micron Technology, Inc.*	6,150	190,650
Network Appliance, Inc.*	5,100	111,537
Novellus Systems, Inc.*	5,300	209,085
QLogic Corp.*	3,500	155,785
Sanmina Corp.*	3,300	65,670
SunGard Data Systems, Inc.*	1,400	40,502
Transwitch Corp.*	10,100	45,450
Vitesse Semiconductor Corp.*	8,600	107,156
Xilinx, Inc.*	6,800	265,540
		3,047,681
Other 1.2%
Midcap SPDR Trust	3,000	278,400
Total Common Stocks (Cost $19,612,801)		21,228,110

	Principal Amount ($)	Value ($)
Cash Equivalents 8.4%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $1,945,990)	1,945,990	1,945,990
Total Investment Portfolio - 100.0% (Cost $21,558,791) (a)		23,174,100

Notes to SVS Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $21,918,149. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,255,951. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,947,778 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $691,827.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $21,558,791)	$ 23,174,100
Receivable for investments sold	8,088
Dividends receivable	5,819
Interest receivable	5,230
Receivable for Portfolio shares sold	67,434
Total assets	23,260,671
Liabilities
Payable for investments purchased	22,622
Payable for Portfolio shares redeemed	23
Accrued management fee	44,417
Other accrued expenses and payables	21,378
Total liabilities	88,440
Net assets, at value	$ 23,172,231
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	1,615,309
Accumulated net realized gain (loss)	(738,182)
Paid-in capital	22,295,104
Net assets, at value	$ 23,172,231
Net Asset Value and redemption price per share ($23,172,231 / 2,632,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends	$ 14,852
Interest	43,676
Total Income	58,528
Expenses: Management fee	65,026
Custodian and accounting fees	50,669
Auditing	2,278
Legal	2,323
Trustees' fees and expenses	751
Reports to shareholders	5,619
Other	1,155
Total expenses, before expense reductions	127,821
Expense reductions	(43,411)
Total expenses, after expense reductions	84,410
Net investment income (loss)	(25,882)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(738,182)
Net unrealized appreciation (depreciation) during the period on investments	1,615,309
Net gain (loss) on investment transactions	877,127
Net increase (decrease) in net assets resulting from operations	$ 851,245

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (25,882)
Net realized gain (loss) on investment transactions	(738,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,615,309
Net increase (decrease) in net assets resulting from operations	851,245
Portfolio share transactions: Proceeds from shares sold	79,265,918
Cost of shares redeemed	(56,944,932)
Net increase (decrease) in net assets from Portfolio share transactions	22,320,986
Increase (decrease) in net assets	23,172,231
Net assets at end of period	$ 23,172,231
Other Information
Shares outstanding at beginning of period	-
Shares sold	9,384,584
Shares redeemed	(6,752,505)
Net increase (decrease) in Portfolio shares	2,632,079
Shares outstanding at end of period	2,632,079

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions[d]	(1.18)
Total from investment operations	(1.20)
Net asset value, end of period	$ 8.80
Total Return (%)[c]	(12.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23
Ratio of expenses before expense reductions (%)	1.97*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (loss) (%)	(.40)*
Portfolio turnover rate (%)	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Focus Value+Growth Portfolio

In 2001, the economy moved from a slowdown into a full-fledged recession. Large growth stocks declined precipitously. Value stocks held up much better, but also ended the year in net declines - the result of deep losses experienced after the September terrorist attacks.

The portfolio declined 14.35 percent. The portfolio's benchmark, the Standard & Poor's 500, declined 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks that are generally representative of the U.S. stock market. We attribute the underperformance to the focused portfolio with relatively few stocks, versus the more diversified structure of the S&P 500. The nondiversified format of this portfolio makes it more susceptible to market volatility

Since the change in management, the portfolio's growth sleeve has been concentrated in consumer stocks, technology, health care and financials. Almost every economic sector declined during the period but pockets of strength appeared in some individual stocks such as Dell, IBM and Johnson & Johnson.

Since June, the value sleeve of the portfolio has been concentrated in stocks the managers believe to have the best growth potential in the short and long term. Financial stocks comprise the largest portion of the portfolio, with meaningful positions in telecommunications, information technology and consumer discretionary stocks. Although many of these stocks declined with the market, the managers have confidence that with a turn in the economy, they have the potential to bounce back strongly.

The management team expects that an economic recovery may begin as early as the second quarter of 2002. In the meantime, they plan to stay disciplined and focus on looking for stocks - both growth and value - with the best potential for long-term growth.

Lois Roman
Jonathan Lee
Co-lead Portfolio Managers
Zurich Scudder Investments, Inc.

Spiros Segalas
Kathleen McCarragher
Co-lead Portfolio Managers
Jennison Associates LLC
(Subadvisor for the Growth Component)

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2001
-- SVS Focus Value+Growth Portfolio -- Russell 1000 Index - - - S&P 500 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Stock Index. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
SVS Focus Value+Growth Portfolio	-14.35%	-1.39%	7.65%	9.32%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparisons begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 95.0%
Communications 3.9%
Telephone / Communications
BellSouth Corp.	80,800	3,082,520
WorldCom, Inc.*	172,900	2,434,432
		5,516,952
Consumer Discretionary 14.7%
Apparel & Shoes 2.1%
Reebok International Ltd.*	109,900	2,912,350
Department & Chain Stores 5.5%
Home Depot, Inc.	74,850	3,818,098
Kohl's Corp.*	56,100	3,951,684
		7,769,782
Hotels & Casinos 1.1%
Hilton Hotels Corp.	136,200	1,487,304
Restaurants 1.9%
Brinker International, Inc.*	88,000	2,618,880
Specialty Retail 4.1%
Intimate Brands, Inc.	174,500	2,593,070
Tiffany & Co.	100,500	3,162,735
		5,755,805
Consumer Staples 5.7%
Food & Beverage 2.1%
PepsiCo, Inc.	59,800	2,911,662
Package Goods / Cosmetics 3.6%
Kimberly-Clark Corp.	53,000	3,169,400
Procter & Gamble Co.	24,900	1,970,337
		5,139,737
Durables 3.8%
Aerospace 2.5%
United Technologies Corp.	53,900	3,483,557
Telecommunications Equipment 1.3%
Harris Corp.	61,000	1,861,110
Energy 3.8%
Oil & Gas Production 1.6%
Exxon Mobil Corp.	57,200	2,247,960
Oilfield Services / Equipment 2.2%
BJ Services Co.*	93,900	3,047,055
Financial 19.3%
Banks 10.0%
Bank of America Corp.	44,600	2,807,570
Bank One Corp.	96,800	3,780,040
	Shares	Value ($)
J.P. Morgan Chase & Co.	69,700	2,533,595
Mellon Financial Corp.	72,900	2,742,498
Wachovia Corp.	69,100	2,166,976
		14,030,679
Consumer Finance 6.8%
Citigroup, Inc.	134,261	6,777,495
Household International, Inc.	47,900	2,775,326
		9,552,821
Insurance 2.5%
American International Group, Inc.	44,600	3,541,240
Health 13.7%
Biotechnology 4.7%
Genentech, Inc.*	65,400	3,547,950
MedImmune, Inc.*	67,000	3,105,450
		6,653,400
Medical Supplies and Specialty 2.5%
Johnson & Johnson	59,600	3,522,360
Pharmaceuticals 6.5%
American Home Products Corp.	22,600	1,386,736
Pfizer, Inc.	90,400	3,602,440
Pharmacia Corp.	98,300	4,192,495
		9,181,671
Manufacturing 7.6%
Chemicals 6.0%
E.I. du Pont de Nemours & Co.	33,550	1,426,211
Engelhard Corp.	117,400	3,249,632
PPG Industries, Inc.	73,000	3,775,560
		8,451,403
Industrial Specialty 1.6%
Sherwin-Williams Co.	83,700	2,301,750
Media 2.7%
Broadcasting & Entertainment
Viacom, Inc. "B"*	86,900	3,836,635
Service Industries 1.6%
Investment
Merrill Lynch & Co., Inc.	43,200	2,251,584
Technology 18.2%
Computer Software 5.7%
Comverse Technologies, Inc.*	164,800	3,686,576
	Shares	Value ($)
Microsoft Corp.*	65,800	4,360,566
		8,047,142
Diverse Electronic Products 2.9%
Dell Computer Corp.*	150,800	4,098,744
Electronic Components / Distributors 0.2%
Jabil Circuit, Inc.*	15,600	354,432
Electronic Data Processing 2.8%
International Business Machines Corp.	32,100	3,882,816
	Shares	Value ($)
Semiconductors 6.6%
Avent, Inc.	62,200	1,584,234
Intel Corp.	121,700	3,827,465
Texas Instruments, Inc.	137,700	3,855,600
		9,267,299
Total Common Stocks (Cost $132,448,557)		133,726,130
	Principal Amount ($)	Value ($)
Cash Equivalents 5.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $7,089,182)	7,089,182	7,089,182
Total Investment Portfolio - 100.0% (Cost $139,537,739) (a)		140,815,312

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $140,966,769. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $151,457. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,638,548 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,790,005.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $139,537,739)	$ 140,815,312
Cash	10,000
Receivable for investments sold	326,933
Dividends receivable	68,503
Interest receivable	14,060
Receivable for Portfolio shares sold	80,535
Foreign taxes recoverable	330
Total assets	141,315,673
Liabilities
Payable for investments purchased	1,376,511
Payable for Portfolio shares redeemed	11,022
Accrued management fee	95,848
Other accrued expenses and payables	26,972
Total liabilities	1,510,353
Net assets, at value	$ 139,805,320
Net Assets
Net assets consist of: Undistributed net investment income (loss)	595,725
Net unrealized appreciation (depreciation) on investments	1,277,573
Accumulated net realized gain (loss)	(12,994,928)
Paid-in capital	150,926,950
Net assets, at value	$ 139,805,320
Net Asset Value and redemption price per share ($139,805,320 / 10,690,065 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,070)	$ 1,554,976
Interest	456,981
Total Income	2,011,957
Expenses: Management fee	1,057,299
Custodian fees	12,398
Auditing	10,676
Legal	6,181
Trustees' fees and expenses	8,709
Reports to shareholders	13,024
Total expenses, before expense reductions	1,108,287
Expense reductions	(192)
Total expenses, after expense reductions	1,108,095
Net investment income (loss)	903,862
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(12,799,787)
Net unrealized appreciation (depreciation) during the period on: Investments	(10,442,279)
Foreign currency related transactions	(58)
(10,442,337)
Net gain (loss) on investment transactions	(23,242,124)
Net increase (decrease) in net assets resulting from operations	$ (22,338,262)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 903,862	$ 1,071,993
Net realized gain (loss) on investment transactions	(12,799,787)	9,677,690
Net unrealized appreciation (depreciation) on investment transactions during the period	(10,442,337)	(17,248,843)
Net increase (decrease) in net assets resulting from operations	(22,338,262)	(6,499,160)
Distributions to shareholders from: Net investment income	(914,441)	(863,094)
Net realized gains	(9,601,639)	(14,672,601)
Portfolio share transactions: Proceeds from shares sold	27,203,393	16,565,355
Reinvestment of distributions	10,516,080	15,535,695
Cost of shares redeemed	(18,238,788)	(28,953,182)
Net increase (decrease) in net assets from Portfolio share transactions	19,480,685	3,147,868
Increase (decrease) in net assets	(13,373,657)	(18,886,987)
Net assets at beginning of period	153,178,977	172,065,964
Net assets at end of period (including undistributed net investment income of $595,725 and $745,856, respectively)	$ 139,805,320	$ 153,178,977
Other Information[a]
Shares outstanding at beginning of period	9,252,858	9,077,951
Shares sold	1,952,649	959,926
Shares issued to shareholders in reinvestment of distributions	768,798	864,882
Shares redeemed	(1,284,240)	(1,649,901)
Net increase (decrease) in Portfolio shares	1,437,207	174,907
Shares outstanding at end of period	10,690,065	9,252,858

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.55	$ 18.96	$ 16.71	$ 14.25	$ 11.46
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.12[b]	.08[b]	.08	.12
Net realized and unrealized gain (loss) on investment transactions	(2.41)	(.73)	2.62	2.78	2.77
Total from investment operations	(2.32)	(.61)	2.70	2.86	2.89
Less distributions from: Net investment income	(.10)	(.10)	(.10)	-	(.10)
Net realized gains on investment transactions	(1.05)	(1.70)	(.35)	(.40)	-
Total distributions	(1.15)	(1.80)	(.45)	(.40)	(.10)
Net asset value, end of period	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25
Total Return (%)	(14.35)	(3.90)	16.52	20.17	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	153	172	152	69
Ratio of expenses before expense reductions (%)	.79	.81	.83	.78	.84
Ratio of expenses after expense reductions (%)	.79	.81	.82	.78	.84
Ratio of net investment income (loss) (%)	.64	.66	.46	.80	.95
Portfolio turnover rate (%)	180	39	102	102	50

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

SVS Focused Large Cap Growth Portfolio

During 2001 the SVS Focused Large Cap Growth Portfolio was down 17.02 percent while the S&P 500 Index was down 11.88 percent and the Russell 1000 Growth Index was down 20.42 percent. This performance placed the portfolio in the second Lipper quartile for large cap growth variable underlying funds in 2001.

The year 2001 was marked by global recession, the California energy crisis, sharp declines on Wall Street, and most significantly, tragedy. The attacks of September 11 had far-reaching implications for the nation's citizens and its economy. Nonetheless, several other factors combined to define the past year's market turbulence. Businesses were adjusting to a new reality of slower demand after the unsustainable capital spending in 1999 and early 2000. Resulting inventory excesses contributed to corporate woes as businesses cut their budgets and layoffs reached 1.8 million through November. U.S. corporations reported weak revenues, earnings, and cash flow throughout the year. During this volatility, major sector changes were not in order, as we maintained investments in companies with strong balance sheets and adept management teams capable of weathering the economic slowdown.

Moving forward we see several encouraging developments that bode well for a sustained economic recovery. We believe we are most likely to see a return in the U.S. equity markets to slow, steady and sustained growth in the 8 to 12 percent range over the next couple of years. With its emphasis on large-cap companies with strong business models in the fastest growing segments of the U.S. economy, we believe the portfolio is well positioned regardless of the shape and strength of the eventual recovery.

Ashi Parikh
Lead Portfolio Manager
Eagle Asset Management, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2001
-- SVS Focused Large Cap Growth Portfolio -- S&P 500 Index - - - Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Focused Large Cap Growth Portfolio	-17.02%	-1.39%	(Since 10/29/1999)

* The Portfolio commenced operations on October 29, 1999. Index comparisons begin October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 95.3%
Consumer Discretionary 6.1%
Department & Chain Stores
Home Depot, Inc.	35,875	1,829,984
Wal-Mart Stores, Inc.	34,050	1,959,578
		3,789,562
Consumer Staples 9.6%
Alcohol & Tobacco 5.1%
Anheuser-Busch Companies, Inc.	29,750	1,344,998
Philip Morris Companies, Inc.	38,500	1,765,225
		3,110,223
Food & Beverage 2.7%
Kroger Co.*	79,250	1,653,948
Package Goods / Cosmetics 1.8%
Procter & Gamble Co.	14,300	1,131,559
Financial 10.5%
Consumer Finance 4.8%
American Express Co.	29,000	1,035,010
Citigroup, Inc.	38,066	1,921,571
		2,956,581
Insurance 1.7%
American International Group, Inc.	13,375	1,061,975
Other Financial Companies 4.0%
Freddie Mac	37,900	2,478,660
Health 18.1%
Medical Supply & Specialty 3.7%
Baxter International,Inc.	14,550	780,317
Medtronic, Inc.	29,800	1,526,058
		2,306,375
Pharmaceuticals 14.4%
American Home Products Corp.	22,850	1,402,075
Bristol-Myers Squibb Co.	31,250	1,593,750
Merck & Co., Inc.	34,300	2,016,840
Pfizer, Inc.	54,900	2,187,765
Pharmacia Corp.	38,850	1,656,952
		8,857,382
	Shares	Value ($)
Manufacturing 3.2%
Diversified Manufacturing
General Electric Co.	49,200	1,971,936
Media 10.4%
Broadcasting & Entertainment 3.7%
AOL Time Warner, Inc.*	30,650	983,865
Viacom, Inc. "B"*	28,950	1,278,141
		2,262,006
Cable Television 6.7%
Comcast Corp. "A"*	48,600	1,749,600
Gemstar-TV Guide International, Inc.*	50,450	1,397,465
Liberty Media Corp. "A"*	69,000	966,000
		4,113,065
Service Industries 7.3%
EDP Services 1.4%
VeriSign, Inc.*	22,150	842,586
Investment 3.7%
Goldman Sachs Group, Inc.	14,800	1,372,700
Lehman Brothers Holdings, Inc.	14,100	941,880
		2,314,580
Miscellaneous Commercial Services 2.2%
United Parcel Service, Inc. "B"	25,250	1,376,125
Technology 30.1%
Computer Software 7.3%
Microsoft Corp.*	68,550	4,542,809
Diverse Electronic Products 1.3%
Dell Computer Corp.*	29,850	811,323
EDP Peripherals 2.1%
VERITAS Software Corp.*	28,650	1,284,093
Electronic Components / Distributors 7.4%
Agere Systems, Inc., "A"*	196,600	1,118,654
Broadcom Corp. "A"*	38,300	1,569,534
Cisco Systems, Inc.*	101,100	1,830,921
		4,519,109
	Shares	Value ($)
Semiconductors 12.0%
Altera Corp.*	57,700	1,224,394
Applied Materials, Inc.*	18,900	757,890
Intel Corp.	50,650	1,592,943
LSI Logic Corp.*	65,650	1,035,957
National Semiconductor Corp.*	35,750	1,100,743
Teradyne, Inc.*	25,250	761,035
Texas Instruments, Inc.	32,900	921,200
		7,394,162
Total Common Stocks (Cost $57,661,998)		58,778,059
	Principal Amount ($)	Value ($)
Cash Equivalents 4.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $2,907,198)	2,907,198	2,907,198
Total Investment Portfolio - 100.0% (Cost $60,569,196) (a)		61,685,257

Notes to SVS Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $63,076,102. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,390,845. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,232,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,622,933.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $60,569,196)	$ 61,685,257
Cash	10,000
Dividends receivable	56,862
Interest receivable	5,358
Receivable for Portfolio shares sold	644,553
Total assets	62,402,030
Liabilities
Payable for investments purchased	2,194,886
Payable for Portfolio shares redeemed	467
Accrued management fee	51,294
Other accrued expenses and payables	47,688
Total liabilities	2,294,335
Net assets, at value	$ 60,107,695
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	1,116,061
Accumulated net realized gain (loss)	(10,871,343)
Paid-in capital	69,862,977
Net assets, at value	$ 60,107,695
Net Asset Value and redemption price per share ($60,107,695 / 6,353,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 256,184
Interest	77,244
Total Income	333,428
Expenses: Management fee	351,121
Custodian and accounting fees	44,648
Auditing	6,496
Legal	3,527
Trustees' fees and expenses	1,622
Reports to shareholders	8,302
Other	1,406
Total expenses, before expense reductions	417,122
Expense reductions	(6,134)
Total expenses, after expense reductions	410,988
Net investment income (loss)	(77,560)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,258,294)
Net unrealized appreciation (depreciation) during the period on investments	2,843,040
Net gain (loss) on investment transactions	(5,415,254)
Net increase (decrease) in net assets resulting from operations	$ (5,492,814)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (77,560)	$ (58,031)
Net realized gain (loss) on investment transactions	(8,258,294)	(2,603,357)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,843,040	(2,082,719)
Net increase (decrease) in net assets resulting from operations	(5,492,814)	(4,744,107)
Distributions to shareholders from: Net realized gains	-	(198,306)
Portfolio share transactions: Proceeds from shares sold	40,803,744	35,121,631
Reinvestment of distributions	-	198,306
Cost of shares redeemed	(3,343,405)	(5,157,366)
Net increase (decrease) in net assets from Portfolio share transactions	37,460,339	30,162,571
Increase (decrease) in net assets	31,967,525	25,220,158
Net assets at beginning of period	28,140,170	2,920,012
Net assets at end of period	$ 60,107,695	$ 28,140,170
Other Information[a]
Shares outstanding at beginning of period	2,467,850	227,410
Shares sold	4,225,617	2,619,567
Shares issued to shareholders in reinvestment of distributions	-	13,829
Shares redeemed	(340,406)	(392,956)
Net increase (decrease) in Portfolio shares	3,885,211	2,240,440
Shares outstanding at end of period	6,353,061	2,467,850

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.02)	(.05)	-
Net realized and unrealized gain (loss) on investment transactions	(1.92)	(1.04)	2.84
Total from investment operations	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	(.35)	-
Total distributions	-	(.35)	-
Net asset value, end of period	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	(17.02)	(9.02)[d]	28.40d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	28	3
Ratio of expenses before expense reductions (%)	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	98	323	336*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Growth and Income Portfolio

In a difficult environment for stocks during 2001, the SVS Growth and Income Portfolio - which stays fully invested in stocks and will therefore rise and fall along with the U.S. market - produced a negative return. However, we accomplished our primary goal of outperforming the broader market and similar portfolios during the period. We seek to fulfill this objective by using a disciplined, multi-step process to invest in large company stocks that possess attractive fundamental characteristics, but whose prices do not fully reflect their positive outlook. At the same time, we seek to manage risk by diversifying the portfolio among both "growth" and "value" stocks across a wide range of industries.

This approach helped the portfolio produce a competitive performance amid a weak market environment. Performance was boosted by stock selection within the health care sector, and, within the technology sector, our decision to emphasize software and semiconductor (computer chip) stocks over the weaker-performing hardware and communication services areas also provided a boost. Our underweight position (relative to the S&P 500) in utilities supplied an additional lift to performance. On the down side, the portfolio was hurt by stock selection within the consumer discretionary area and an underweight position in industrials.

From a strategic standpoint, we have been seeking to take advantage of opportunities in more economically sensitive stocks where our research shows that prices do not accurately reflect the potential improvement in their fundamentals. Although earnings in some sectors remain well below normal at present, we believe that our three-step process has allowed us to uncover a number of stocks whose earnings are poised to recover. The portfolio now holds an increased weighting in technology and cyclical stocks. At the same time, we have reduced exposure to more defensive areas where we believe earnings have been above normal, such as energy and utilities.

Overall, we are positive on the outlook for the market based on three factors: lower interest rates, attractive valuations among many individual stocks, and the prospect for improved earnings in 2002.

David J. Corkins, Lead Portfolio Manager
Janus Capital Corporation, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Growth and Income Portfolio from 10/29/1999 to 12/31/2001
-- SVS Growth and Income Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Growth and Income Portfolio	-12.28%	-3.97%	(Since 10/29/1999)

* The Portfolio commenced operations October 29, 1999. Index comparison begins October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 74.9%
Communications 2.4%
Cellular Telephone 2.1%
AT&T Wireless Services, Inc.*	171,250	2,460,863
Nokia Oyj (ADR)	52,785	1,294,816
		3,755,679
Telephone / Communications 0.3%
Telefonica SA*	38,480	515,550
Consumer Discretionary 2.1%
Hotels & Casinos 1.0%
Fairmont Hotels & Resorts	27,296	650,337
Park Place Entertainment Corp.*	134,065	1,229,376
		1,879,713
Recreational Products 1.1%
Harley-Davidson, Inc.	11,400	619,134
Mattel, Inc.	83,060	1,428,632
		2,047,766
Consumer Staples 5.3%
Alcohol & Tobacco 1.3%
Anheuser-Busch Companies, Inc.	52,375	2,367,874
Food & Beverage 3.0%
Coca-Cola Enterprises, Inc.	100,055	1,895,042
Kroger Co.*	16,805	350,720
PepsiCo, Inc.	64,737	3,152,045
		5,397,807
Package Goods / Cosmetics 1.0%
Procter & Gamble Co.	22,825	1,806,142
Durables 1.4%
Automobiles
Bayerische Motoren Werke AG	24,051	847,915
Delphi Automotive Systems Corp.	128,275	1,752,237
		2,600,152
Energy 5.4%
Oil & Gas Production 4.9%
Burlington Resources, Inc.	32,330	1,213,668
Conoco, Inc.	38,995	1,103,559
El Paso Corp.	10,460	466,621
Exxon Mobil Corp.	114,495	4,499,654
Fording, Inc.	6,172	109,716
	Shares	Value ($)
PanCanadian Energy Corp.	56,764	1,472,584
		8,865,802
Oil / Gas Transmission 0.5%
Kinder Morgan, Inc.	16,640	926,682
Financial 20.8%
Banks 3.7%
Bank of America Corp.	13,940	877,523
J.P. Morgan Chase & Co.	70,000	2,544,500
U.S. Bancorp	156,552	3,276,633
		6,698,656
Consumer Finance 5.7%
Citigroup, Inc.	152,423	7,694,318
Household International, Inc.	45,575	2,640,616
		10,334,934
Insurance 8.5%
American International Group, Inc.	74,325	5,901,437
Aon Corp.	35,850	1,273,392
Assicurazioni Generali SpA	44,106	1,226,662
CIGNA Corp.	11,620	1,076,593
John Hancock Financial Services, Inc.	40,340	1,666,042
MGIC Investment Corp.	20,060	1,238,103
PartnerRe Ltd.	20,030	1,081,620
Principal Financial Group, Inc.*	16,115	386,760
Prudential Financial, Inc.*	40,820	1,354,816
Willis Group Holding Ltd.*	13,325	313,804
		15,519,229
Other Financial Companies 2.9%
Berkshire Hathaway, Inc. "B"*	865	2,184,125
Marsh & McLennan Companies, Inc.	28,905	3,105,842
		5,289,967
Health 6.4%
Medical Supply & Specialty 1.4%
Medtronic, Inc.	49,245	2,521,836
Pharmaceuticals 5.0%
Allergan, Inc.	25,190	1,890,510
American Home Products Corp.	47,035	2,886,068
Pfizer, Inc.	108,920	4,340,462
		9,117,040
	Shares	Value ($)
Manufacturing 7.9%
Chemicals 1.9%
E.I. du Pont de Nemours & Co.	64,860	2,757,199
Solutia, Inc.	51,430	721,049
		3,478,248
Diversified Manufacturing 6.0%
General Electric Co.	95,945	3,845,476
Honeywell International, Inc.	85,570	2,893,977
Minnesota Mining & Manufacturing Co.	10,125	1,196,876
Tyco International Ltd.	48,986	2,885,271
		10,821,600
Media 11.1%
Broadcasting & Entertainment 5.5%
AOL Time Warner, Inc.*	32,390	1,039,719
Clear Channel Communications, Inc.*	17,535	892,707
Cox Communications, Inc. "A"*	61,105	2,560,911
USA Networks, Inc.*	35,615	972,646
Viacom, Inc. "B"*	83,800	3,699,770
Walt Disney Co.	43,540	902,149
		10,067,902
Cable Television 5.1%
Comcast Corp. "A"*	123,730	4,454,280
Liberty Media Corp. "A"*	339,350	4,750,900
		9,205,180
Print Media 0.5%
Valassis Communications, Inc.*	25,795	918,818
Service Industries 4.3%
EDP Services 0.4%
VeriSign, Inc.*	16,903	642,990
Investment 2.3%
Charles Schwab Corp.	77,540	1,199,544
Goldman Sachs Group, Inc.	17,825	1,653,269
Merrill Lynch & Co., Inc.	25,755	1,342,351
		4,195,164
Miscellaneous Commercial Services 1.6%
Arbitron, Inc.*	5,464	186,596
Fluor Corp.	48,330	1,807,542
Paychex, Inc.	28,562	1,000,812
		2,994,950
	Shares	Value ($)
Technology 6.9%
Computer Software 3.3%
Ceridian Corp.*	72,150	1,352,813
Electronic Arts, Inc.*	8,980	538,351
Microsoft Corp.*	61,490	4,074,942
		5,966,106
Electronic Data Processing 1.1%
Apple Computer, Inc.*	88,220	1,932,013
Semiconductors 2.5%
Advanced Micro Devices, Inc.*	70,840	1,123,522
Linear Technology Corp.	24,685	963,702
Maxim Integrated Products, Inc.*	46,915	2,463,507
		4,550,731
Utilities 0.9%
Electric Utilities
Duke Energy Corp.	41,215	1,618,101
Total Common Stocks (Cost $135,000,357)		136,036,632

Preferred Stocks 0.7%
Durables 0.7%
Automobiles
Porsche AG (Preferred)* (Cost $1,051,548)	3,550	1,357,557
	Principal Amount ($)	Value ($)
Convertible Bonds 0.8%
Communications 0.1%
Cellular Telephone
American Tower Corp., 5.0%, 2/15/2010*	200,000	119,358
Utilities 0.7%
Electric Utilities
Reliant Energy, Inc., 2.0%, 9/15/2029	25,242	1,281,864
Total Convertible Bonds (Cost $1,952,897)		1,401,222

Corporate Bonds 2.2%
Communications 0.2%
American Tower Corp., 5.0%, 2/15/2010	460,000	274,523
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	127,506
	Principal Amount ($)	Value ($)
NTL Inc., 7.0%, 12/15/2008	65,000	5,525
		407,554
Consumer Discretionary 1.0%
Mattel, Inc.:
6.0%, 7/15/2003	85,000	84,210
6.125%, 7/15/2005	155,000	149,308
Wal-Mart Stores, 4.375%, 8/1/2003	1,575,000	1,597,948
		1,831,466
Energy 0.1%
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	96,481
Financial 0.5%
Merrill Lynch & Co.:
6.15%, 1/26/2006	520,000	542,048
6.8%, 11/3/2003	395,000	418,688
		960,736
	Principal Amount ($)	Value ($)
Transportation 0.4%
Canadian National Railway, 6.625%, 4/15/2008	700,000	714,036
Total Corporate Bonds (Cost $4,129,594)		4,010,273

U.S. Government & Agencies 2.5%
U.S. Treasury Note:
5.25%, 8/15/2003	2,050,000	2,131,672
5.25%, 5/15/2004	2,370,000	2,471,104
Total U.S. Government & Agencies (Cost $4,435,147)		4,602,776

Cash Equivalents 18.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $34,298,655)	34,298,655	34,298,655
Total Investment Portfolio - 100.0% (Cost $180,868,198) (a)		181,707,115

Notes to SVS Growth and Income Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $182,387,393. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $680,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,423,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,104,023.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $180,868,198)	$ 181,707,115
Cash	6,065
Foreign currency, at value (cost $2,472)	2,472
Receivable for investments sold	44,191
Dividends receivable	99,846
Interest receivable	195,081
Receivable for Portfolio shares sold	757,143
Foreign taxes recoverable	4,984
Total assets	182,816,897
Liabilities
Payable for investments purchased	3,740,644
Payable for Portfolio shares redeemed	1,676
Accrued management fee	138,618
Other accrued expenses and payables	87,227
Total liabilities	3,968,165
Net assets, at value	$ 178,848,732
Net Assets
Net assets consist of: Undistributed net investment income (loss)	997,913
Net unrealized appreciation (depreciation) on: Investments	838,917
Foreign currency related transactions	595
Accumulated net realized gain (loss)	(27,283,592)
Paid-in capital	204,294,899
Net assets, at value	$ 178,848,732
Net Asset Value and redemption price per share ($178,848,732 / 19,768,850 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,753)	$ 1,006,908
Interest	1,497,883
Total Income	2,504,791
Expenses: Management fee	1,222,426
Custodian and accounting fees	71,284
Auditing	19,362
Legal	8,420
Trustees' fees and expenses	7,136
Reports to shareholders	16,556
Other	6,303
Total expenses, before expense reductions	1,351,487
Expense reductions	(6,527)
Total expenses, after expense reductions	1,344,960
Net investment income (loss)	1,159,831
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,699,878)
Foreign currency related transactions	(5,028)
(21,704,906)
Net unrealized appreciation (depreciation) during the period on: Investments	5,649,500
Foreign currency related transactions	109
5,649,609
Net gain (loss) on investment transactions	(16,055,297)
Net increase (decrease) in net assets resulting from operations	$ (14,895,466)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,159,831	$ 711,525
Net realized gain (loss) on investment transactions	(21,704,906)	(5,562,190)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,649,609	(5,826,583)
Net increase (decrease) in net assets resulting from operations	(14,895,466)	(10,677,248)
Distributions to shareholders from: Net investment income	(764,939)	(179,619)
Portfolio share transactions: Proceeds from shares sold	96,689,692	107,839,456
Reinvestment of distributions	764,939	179,619
Cost of shares redeemed	(7,406,683)	(8,494,560)
Net increase (decrease) in net assets from Portfolio share transactions	90,047,948	99,524,515
Increase (decrease) in net assets	74,387,543	88,667,648
Net assets at beginning of period	104,461,189	15,793,541
Net assets at end of period (including undistributed net investment income of $997,913 and $608,049, respectively)	$ 178,848,732	$ 104,461,189
Other Information[a]
Shares outstanding at beginning of period	10,046,981	1,374,095
Shares sold	10,434,818	9,398,418
Shares issued to shareholders in reinvestment of distributions	83,812	14,539
Shares redeemed	(796,761)	(740,071)
Net increase (decrease) in Portfolio shares	9,721,869	8,672,886
Shares outstanding at end of period	19,768,850	10,046,981

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[e]	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	(1.36)	(1.16)	1.49
Total from investment operations	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.07)	-	-
Net realized gains on investment transactions	-	(.05)	-
Total distributions	(.07)	(.05)	-
Net asset value, end of period	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	(12.28)	(9.18)[d]	14.93d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	104	16
Ratio of expenses before expense reductions (%)	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.90	1.07	(.05)*
Portfolio turnover rate (%)	48	39	53*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Growth Opportunities Portfolio

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to 1.75 percent. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11. In this environment, the SVS Growth Opportunities Portfolio underperformed its benchmark, the S&P 500 Index.

Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.

Elsewhere, one of our more defensive holdings, General Electric, ended the period in negative territory. Nonetheless, CEO Jeffrey Immelt said the company expects to grow earnings 17-18 percent in 2002 during a recent meeting. Furthermore, GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities.

Going forward, the economic outlook continues to be uncertain. With that in mind, we will maintain our balanced investment approach. That is, weighing a company's risk against its reward while being valuation sensitive.

E. Marc Pinto
Lead Portfolio Manager
Janus Capital Corporation
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Growth Opportunities Portfolio from 10/29/1999 to 12/31/2001
-- SVS Growth Opportunities Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Growth Opportunities Portfolio	-23.76%	-10.43%	(Since 10/29/1999)

* The Portfolio commenced operations on October 29, 1999. Index comparison begins on October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 92.2%
Communications 6.0%
Cellular Telephone 4.4%
Nokia Oyj (ADR)	253,560	6,219,827
Vodafone Group PLC (ADR)	37,600	965,568
		7,185,395
Telephone / Communications 1.6%
Qwest Communications International, Inc.	186,195	2,630,935
Consumer Discretionary 5.9%
Department & Chain Stores 3.5%
Wal-Mart Stores, Inc.	48,015	2,763,263
Walgreen Co.	90,160	3,034,786
		5,798,049
Hotels & Casinos 2.4%
MGM Mirage, Inc.*	135,040	3,898,605
Consumer Staples 3.8%
Alcohol & Tobacco 2.1%
Anheuser-Busch Companies, Inc.	76,575	3,461,956
Package Goods / Cosmetics 1.7%
Colgate-Palmolive Co.	47,040	2,716,560
Energy 4.1%
Oil & Gas Production
Anadarko Petroleum Corp.	90,800	5,161,980
Exxon Mobil Corp.	41,295	1,622,894
		6,784,874
Financial 13.1%
Banks 2.5%
Bank of New York Co., Inc.	101,000	4,120,800
Consumer Finance 5.0%
Citigroup, Inc.	161,083	8,131,470
Other Financial Companies 5.6%
Fannie Mae	84,725	6,735,638
Morgan Stanley Dean Witter & Co.	44,535	2,491,288
		9,226,926
Health 11.9%
Biotechnology 4.2%
Genentech, Inc.*	126,160	6,844,180
	Shares	Value ($)
Pharmaceuticals 7.7%
American Home Products Corp.	41,235	2,530,180
Pfizer, Inc.	189,662	7,558,031
Schering-Plough Corp.	70,230	2,514,936
		12,603,147
Manufacturing 6.0%
Diversified Manufacturing
General Electric Co.	182,250	7,304,580
Honeywell International, Inc.	72,750	2,460,405
		9,764,985
Media 19.3%
Broadcasting & Entertainment 8.1%
AOL Time Warner, Inc.*	142,325	4,568,632
Metro Goldwyn Mayer, Inc.*	71,320	1,561,908
Viacom, Inc. "B"*	162,400	7,169,960
		13,300,500
Cable Television 11.2%
Cablevision Systems Corp. "A"*	61,050	2,896,823
Cablevision Systems Corp. - Rainbow Media Group*	88,552	2,187,233
Comcast Corp. "A"*	171,955	6,190,380
Liberty Media Corp. "A"*	503,500	7,049,000
		18,323,436
Service Industries 3.2%
Investment 1.8%
Charles Schwab Corp.	186,112	2,879,153
Miscellaneous Commercial Services 1.4%
Fluor Corp.	62,650	2,343,110
Technology 18.9%
Computer Software 6.8%
Microsoft Corp.*	127,865	8,473,614
Oracle Corp.*	190,955	2,637,089
		11,110,703
EDP Peripherals 1.4%
Symbol Technologies, Inc.	142,220	2,258,454
Electronic Components / Distributors 2.6%
Flextronics International Ltd.*	174,665	4,190,213
Precision Instruments 1.7%
ASM Lithography Holding NV*	167,800	2,860,990
	Shares	Value ($)
Semiconductors 6.4%
Applied Materials, Inc.*	96,030	3,850,802
Linear Technology Corp.	108,110	4,220,613
Texas Instruments, Inc.	88,425	2,475,900
		10,547,315
Total Common Stocks (Cost $169,504,093)		150,981,756
	Principal Amount ($)	Value ($)
Cash Equivalents 7.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $12,770,432)	12,770,432	12,770,432
Total Investment Portfolio - 100.0% (Cost $182,274,525) (a)		163,752,188

Notes to SVS Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $182,370,881. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $18,618,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,630,438 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,249,131.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $182,274,525)	$ 163,752,188
Cash	10,000
Dividends receivable	50,105
Interest receivable	17,859
Receivable for Portfolio shares sold	420,397
Total assets	164,250,549
Liabilities
Payable for investments purchased	17,847
Payable for Portfolio shares redeemed	946
Accrued management fee	144,073
Other accrued expenses and payables	190,956
Total liabilities	353,822
Net assets, at value	$ 163,896,727
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(18,522,337)
Accumulated net realized gain (loss)	(42,177,187)
Paid-in capital	224,596,251
Net assets, at value	$ 163,896,727
Net Asset Value and redemption price per share ($163,896,727 / 20,845,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,657)	$ 801,224
Interest	352,021
Total Income	1,153,245
Expenses: Management fee	1,394,470
Custodian and accounting fees	165,948
Auditing	23,426
Legal	7,823
Trustees' fees and expenses	7,659
Reports to shareholders	21,071
Other	4,006
Total expenses, before expense reductions	1,624,403
Expense reductions	(7,156)
Total expenses, after expense reductions	1,617,247
Net investment income (loss)	(464,002)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(39,346,805)
Net unrealized appreciation (depreciation) during the period on investments	7,844
Net gain (loss) on investment transactions	(39,338,961)
Net increase (decrease) in net assets resulting from operations	$ (39,802,963)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (464,002)	$ (176,711)
Net realized gain (loss) on investment transactions	(39,346,805)	(2,830,381)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,844	(19,746,291)
Net increase (decrease) in net assets resulting from operations	(39,802,963)	(22,753,383)
Portfolio share transactions: Proceeds from shares sold	74,073,402	153,246,406
Cost of shares redeemed	(9,413,990)	(8,611,327)
Net increase (decrease) in net assets from Portfolio share transactions	64,659,412	144,635,079
Increase (decrease) in net assets	24,856,449	121,881,696
Net assets at beginning of period	139,040,278	17,158,582
Net assets at end of period	$ 163,896,727	$ 139,040,278
Other Information[a]
Shares outstanding at beginning of period	13,481,590	1,473,697
Shares sold	8,512,723	12,719,830
Shares redeemed	(1,148,388)	(711,937)
Net increase (decrease) in Portfolio shares	7,364,335	12,007,893
Shares outstanding at end of period	20,845,925	13,481,590

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.03)	(.02)	-
Net realized and unrealized gain (loss) on investment transactions	(2.42)	(1.31)	1.64
Total from investment operations	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	(23.76)	(11.42)[d]	16.43d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	139	17*
Ratio of expenses before expense reductions (%)	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	34	14	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Index 500 Portfolio

The first half of 2001 continued one of the worst periods U.S. equity markets. After declining 11.86 percent in the first quarter, the S&P 500 rebounded in the second quarter rising 5.85 percent. Through the end of the first half, the index was down 6.70 percent.

After the sharp decline of the first quarter, equity markets rebounded in the second quarter for the first positive quarterly performance since the first quarter of 2001. Equities performed better as the Federal Reserve continued its policy of monetary easing in an effort to stimulate the economy.

The second half of 2001 saw the almost unprecedented shutdown of U.S. markets after the terrorist attack on the World Trade Center. This coupled with a growing awareness of economic weakness resulted in the third quarter (down 14.68 percent) posting the worst quarterly performance since 1987. After markets reopened in late September and selling subsided, equities staged a rally throughout the fourth quarter finishing up 10.69 percent for the quarter.

The attacks resulted in falling consumer confidence coming on top of increasing job cuts and falling manufacturing. Even before the attack, expectations for any economic rebound were being pushed further out in time. The Federal Reserve continued its policy of monetary ease as it attempted to offset the economic slowdown that started in the technology and telecommunication sectors at the end of last year and spread to most other sectors of the economy. The index was down 5.56 percent during the second half and finished the year down 11.88 percent.

Patrick Cannon
Kai Yee Wong
Denise M. Krisko
Portfolio Managers
Deutsche Asset Management, Inc., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2001
-- SVS Index 500 Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Index 500 Portfolio	-12.05%	-5.90%	(Since 9/1/1999)

* The Portfolio commenced operations on September 1, 1999. Index comparison begins August 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 93.9%
Communications 5.3%
Cellular Telephone 0.6%
AT&T Wireless Services, Inc.*	51,689	742,771
Nextel Communications, Inc. "A"*	17,146	187,920
Sprint Corp. (PCS Group)*	18,820	459,396
		1,390,087
Telephone / Communications 4.7%
ADC Telecommunications, Inc.*	16,207	74,552
Alltel Corp.	6,447	397,973
AT&T Corp.	71,595	1,298,733
Avaya, Inc.*	6,037	73,350
BellSouth Corp.	37,867	1,444,626
CenturyTel, Inc.	2,133	69,962
Citizens Communications Co.*	4,300	45,838
JDS Uniphase Corp.*	24,832	216,783
Qwest Communications International, Inc.	33,496	473,298
SBC Communications, Inc.	67,083	2,627,641
Sprint Corp.	18,778	377,062
Verizon Communications, Inc.	53,710	2,549,077
WorldCom, Inc.*	58,162	818,921
		10,467,816
Construction 0.4%
Building Materials 0.0%
Vulcan Materials Co.	1,610	77,183
Building Products 0.2%
Georgia-Pacific Corp.	3,741	103,289
Masco Corp.	10,026	245,637
		348,926
Forest Products 0.1%
Louisiana-Pacific Corp.	1,880	15,867
Westvaco Corp.	1,707	48,564
Weyerhaeuser Co.	4,832	261,315
		325,746
Homebuilding 0.1%
KB HOME	1,427	57,223
Pulte Homes, Inc.	995	44,447
		101,670
Consumer Discretionary 7.7%
Apparel & Shoes 0.2%
Jones Apparel Group, Inc.*	2,566	85,114
Liz Claiborne, Inc.	883	43,929
	Shares	Value ($)
Nike, Inc. "B"	5,589	314,325
Reebok International Ltd.*	1,518	40,227
		483,595
Department & Chain Stores 5.8%
Bed Bath & Beyond, Inc.*	6,180	209,502
Best Buy Co., Inc.*	4,023	299,633
Costco Wholesale Corp.*	9,303	412,867
CVS Corp.	7,484	221,526
Dillard's, Inc.	1,351	21,616
Dollar General Corp.	6,412	95,539
Federated Department Stores, Inc.*	3,228	132,025
Gap, Inc.	18,184	253,485
Home Depot, Inc.	46,455	2,369,670
J.C. Penney Co., Inc.	5,767	155,132
Kmart Corp.*	11,866	64,788
Kohl's Corp.*	6,641	467,792
Lowe's Companies, Inc.	15,148	703,019
Nordstrom, Inc.	2,238	45,275
Sears, Roebuck & Co.	6,523	310,756
Target Corp.	18,529	760,615
The Limited, Inc.	7,681	113,064
The May Department Stores Co.	6,400	236,672
TJX Companies, Inc.	5,652	225,289
Wal-Mart Stores, Inc.	88,696	5,104,455
Walgreen Co.	20,979	706,153
		12,908,873
Home Furnishings 0.1%
Newell Rubbermaid, Inc.	5,846	161,174
Tupperware Corp.	909	17,498
		178,672
Hotels & Casinos 0.4%
Carnival Corp. "A"	12,347	346,704
Harrah's Entertainment, Inc.*	1,919	71,022
Hilton Hotels Corp.	6,040	65,957
Marriott International, Inc. "A"	5,355	217,681
Starwood Hotels & Resorts Worldwide, Inc.	4,463	133,221
		834,585
Recreational Products 0.3%
Brunswick Corp.	1,421	30,921
Harley-Davidson, Inc.	6,430	349,213
Hasbro, Inc.	2,827	45,882
International Game Technology*	1,640	112,012
	Shares	Value ($)
Mattel, Inc.	8,363	143,844
		681,872
Restaurants 0.5%
Darden Restaurants, Inc.	1,955	69,207
McDonald's Corp.	25,538	675,991
Starbucks Corp.*	8,280	157,734
Tricon Global Restaurants, Inc.*	3,177	156,308
Wendy's International, Inc.	1,811	52,827
		1,112,067
Specialty Retail 0.4%
AutoZone, Inc.*	2,409	172,966
Big Lots, Inc.	1,792	18,637
Circuit City Stores, Inc.	4,523	117,372
Family Dollar Stores, Inc.	2,779	83,314
Office Depot, Inc.*	6,903	127,982
RadioShack Corp.	2,970	89,397
Staples, Inc.*	9,893	184,999
Tiffany & Co.	2,300	72,381
Toys ''R'' Us, Inc.*	4,292	89,016
		956,064
Consumer Staples 7.2%
Alcohol & Tobacco 1.3%
Adolph Coors Co.	1,068	57,031
Anheuser-Busch Companies, Inc.	17,618	796,510
Brown-Forman Corp. "B"	1,090	68,234
Philip Morris Companies, Inc.	42,735	1,959,400
UST, Inc.	3,411	119,385
		3,000,560
Consumer Electronic and Photographic 0.1%
Eastman Kodak Co.	5,659	166,544
Maytag Corp.	1,148	35,622
Whirlpool Corp.	1,599	117,255
		319,421
Consumer Specialties 0.0%
American Greeting Corp. "A"	1,100	15,158
Farming 0.1%
Archer-Daniels-Midland Co.	11,571	166,044
Food & Beverage 3.7%
Albertson's, Inc.	8,304	261,493
Campbell Soup Co.	7,399	221,008
Coca-Cola Co., Inc.	49,756	2,345,995
Coca-Cola Enterprises, Inc.	8,376	158,641
ConAgra, Inc.	11,522	273,878
General Mills, Inc.	7,127	370,675
H.J. Heinz Co.	7,459	306,714
Hershey Foods Corp.	2,876	194,705
	Shares	Value ($)
Kellogg Co.	8,982	270,358
Kroger Co.*	17,189	358,734
Pepsi Bottling Group, Inc.	5,800	136,300
PepsiCo, Inc.	34,440	1,676,884
Safeway, Inc.*	9,971	416,289
Sara Lee Corp.	16,806	373,597
Supervalu, Inc.	2,070	45,788
Unilever NV	11,926	687,057
William Wrigley Jr. Co.	3,870	198,802
Winn-Dixie Stores, Inc.	2,257	32,162
		8,329,080
Package Goods / Cosmetics 2.0%
Alberto-Culver Co. "B"	900	40,266
Avon Products, Inc.	4,053	188,465
Clorox Co.	4,630	183,117
Colgate-Palmolive Co.	11,151	643,970
Gillette Co.	21,789	727,753
International Flavors & Fragrances, Inc.	1,511	44,892
Kimberly-Clark Corp.	10,981	656,664
Procter & Gamble Co.	25,591	2,025,016
		4,510,143
Textiles 0.0%
V.F. Corp.	1,821	71,037
Durables 2.6%
Aerospace 0.9%
Boeing Co.	16,368	634,751
Goodrich Corp.	2,432	64,740
Lockheed Martin Corp.	9,244	431,417
Northrop Grumman Corp.	2,325	234,383
Rockwell International Corp.	3,256	58,152
United Technologies Corp.	9,757	630,595
		2,054,038
Automobiles 0.7%
Cummins, Inc.	762	29,367
Dana Corp.	2,357	32,715
Delphi Automotive Systems Corp.	9,983	136,368
Ford Motor Co.	37,700	592,644
General Motors Corp.	11,534	560,552
Genuine Parts Co.	2,709	99,420
Navistar International Corp.	1,521	60,080
		1,511,146
Construction / Agricultural Equipment 0.3%
Caterpillar, Inc.	6,417	335,288
Deere & Co.	4,858	212,100
PACCAR, Inc.	1,849	121,331
		668,719
	Shares	Value ($)
Leasing Companies 0.0%
Ryder System, Inc.	1,252	27,732
Telecommunications Equipment 0.6%
Andrew Corp.*	1,880	41,153
CIENA Corp.*	6,500	93,015
Lucent Technologies, Inc.	68,569	431,299
Nortel Networks Corp.	64,112	480,840
Palm, Inc.*	11,178	43,371
Scientific-Atlanta, Inc.	2,568	61,478
Tellabs, Inc.*	8,224	123,607
		1,274,763
Tires 0.1%
Cooper Tire & Rubber Co.	1,149	18,338
Goodyear Tire & Rubber Co.	4,120	98,097
		116,435
Energy 6.6%
Engineering 0.0%
McDermott International, Inc.*	877	10,761
Oil & Gas Production 4.3%
Anadarko Petroleum Corp.	4,588	260,828
Apache Corp.	2,544	126,910
Burlington Resources, Inc.	3,414	128,162
Conoco, Inc.	13,438	380,295
Devon Energy Corp.	2,531	97,823
El Paso Corp.	10,141	452,390
EOG Resources, Inc.	2,739	107,122
Exxon Mobil Corp.	135,998	5,344,721
Kerr-McGee Corp.	1,570	86,036
Nabors Industries, Inc.*	3,398	116,653
Nisource, Inc.	4,751	109,558
Occidental Petroleum Corp.	8,335	221,128
Royal Dutch Petroleum Co.	43,085	2,112,027
		9,543,653
Oil / Gas Transmission 0.4%
Dynegy, Inc.	6,684	170,442
Kinder Morgan, Inc.	2,564	142,789
Niagara Mohawk Holdings, Inc.	2,539	45,016
Sempra Energy	3,376	82,881
Sunoco, Inc.	1,602	59,819
Williams Companies, Inc.	11,150	284,548
		785,495
Oil Companies 1.4%
Amerada Hess Corp.	1,376	86,000
Ashland, Inc.	1,115	51,379
ChevronTexaco Corp.	20,953	1,877,561
Phillips Petroleum Co.	7,919	477,211
Unocal Corp.	5,159	186,085
USX Marathon Group	6,522	195,660
	Shares	Value ($)
Xcel Energy, Inc.	6,687	185,497
		3,059,393
Oilfield Services / Equipment 0.5%
Baker Hughes, Inc.	6,332	230,928
Halliburton Co.	7,891	103,372
Noble Drilling Corp.*	3,100	105,524
Rowan Companies, Inc.*	2,477	47,979
Schlumberger Ltd.	11,121	611,099
		1,098,902
Financial 15.8%
Banks 5.7%
AmSouth Bancorp	5,845	110,471
Bank of America Corp.	30,915	1,946,099
Bank of New York Co., Inc.	14,079	574,423
Bank One Corp.	23,962	935,716
BB&T Corp.	8,042	290,397
Fifth Third Bancorp	12,024	740,438
FleetBoston Financial Corp.	21,780	794,970
Golden West Financial Corp.	3,403	200,267
Huntington Bancshares, Inc.	4,010	68,932
KeyCorp	6,760	164,538
MBNA Corp.	17,614	620,013
Mellon Financial Corp.	9,617	361,792
National City Corp.	12,570	367,547
Northern Trust Corp.	4,949	298,029
PNC Financial Services Group	6,237	350,519
Regions Financial Corp.	3,664	110,067
SouthTrust Corp.	7,638	188,429
State Street Corp.	5,790	302,528
SunTrust Banks, Inc.	6,195	388,427
U.S. Bancorp	40,046	838,163
Union Planters Corp.	2,184	98,564
Wachovia Corp.	28,176	883,599
Washington Mutual, Inc.	16,368	535,234
Wells Fargo & Co.	34,616	1,504,065
Zions Bancorp	2,100	110,418
		12,783,645
Consumer Finance 0.8%
Amercian Express Co.	26,075	930,617
Capital One Finance Corp.	3,951	213,156
Household International, Inc.	9,599	556,166
Synovus Financial Corp.	4,582	114,779
		1,814,718
Insurance 3.8%
AFLAC, Inc.	11,412	280,279
Allstate Corp.	15,024	506,309
AMBAC Financial Group, Inc.	1,667	96,453
American International Group, Inc.	51,952	4,124,989
	Shares	Value ($)
Aon Corp.	4,983	176,996
Chubb Corp.	3,787	261,303
CIGNA Corp.	3,084	285,733
Cincinnati Financial Corp.	2,781	106,095
Conseco, Inc.*	7,317	32,634
Hartford Financial Services Group, Inc.	5,164	324,454
Jefferson-Pilot Corp.	2,373	109,799
John Hancock Financial Services, Inc.	6,544	270,267
Lincoln National Corp.	4,001	194,329
MBIA, Inc.	2,925	156,868
MetLife, Inc.	15,100	478,368
MGIC Investment Corp.	1,677	103,504
Progressive Corp.	1,537	229,474
Safeco Corp.	3,305	102,951
St. Paul Companies, Inc.	4,542	199,712
Torchmark Corp.	2,089	82,160
Unum Provident Corp.	3,916	103,813
XL Capital Ltd. "A"	2,400	219,264
		8,445,754
Other Financial Companies 5.3%
Charter One Financial, Inc.	3,467	94,130
Citigroup, Inc.	102,388	5,168,546
Comerica, Inc.	4,146	237,566
Countrywide Credit Industries, Inc.	1,831	75,016
Fannie Mae	19,665	1,563,368
Freddie Mac	14,245	931,623
J.P. Morgan Chase & Co.	38,648	1,404,855
Marsh & McLennan Companies, Inc.	5,711	613,647
Morgan Stanley Dean Witter & Co.	21,534	1,204,612
Providian Financial Corp.	7,014	24,900
T. Rowe Price Group, Inc.	2,953	102,558
USA Education, Inc.	2,843	238,869
		11,659,690
Real Estate 0.2%
Equity Office Properties Trust (REIT)	8,400	252,672
Equity Residential Properties Trust (REIT)	4,700	134,937
		387,609
Health 13.5%
Biotechnology 1.0%
Amgen, Inc.*	20,614	1,163,454
Biogen, Inc.*	2,625	150,544
Chiron Corp.*	4,000	175,360
Genzyme Corp.*	3,900	233,454
	Shares	Value ($)
Immunex Corp.*	11,000	304,810
MedImmune, Inc.*	4,348	201,530
PPL Corp.	2,379	82,908
		2,312,060
Health Industry Services 0.7%
Aetna, Inc.	2,350	77,527
Cardinal Health, Inc.	9,131	590,410
HEALTHSOUTH Corp.*	8,935	132,417
Humana, Inc.*	2,700	31,833
IMS Health, Inc.	6,516	127,127
McKesson, Inc.	6,190	231,506
PerkinElmer, Inc.	2,920	102,258
Quintiles Transnational Corp.*	1,911	30,729
Wellpoint Health Networks, Inc.*	1,157	135,195
		1,459,002
Hospital Management 0.6%
HCA, Inc.	10,721	413,187
Health Management Associates, Inc.*	4,000	73,600
Manor Care, Inc.*	2,238	53,063
Tenet Healthcare Corp.	6,915	406,049
UnitedHealth Group, Inc.	5,924	419,241
		1,365,140
Medical Supply & Specialty 4.0%
Abbott Laboratories	31,482	1,755,123
Applied Biosystems Group - Applera Corp.	4,641	182,252
Bausch & Lomb, Inc.	882	33,216
Baxter International, Inc.	11,418	612,347
Becton, Dickinson & Co.	5,459	180,966
Biomet, Inc.	5,812	179,591
Boston Scientific Corp.*	8,477	204,465
C.R. Bard, Inc.	1,358	87,591
Guidant Corp.*	5,767	287,197
Johnson & Johnson	60,844	3,595,880
Medtronic, Inc.	24,473	1,253,262
St. Jude Medical, Inc.*	1,715	133,170
Stryker Corp.	3,799	221,748
Zimmer Holdings, Inc.*	3,173	96,903
		8,823,711
Pharmaceuticals 7.2%
Allergan, Inc.	2,891	216,970
American Home Products Corp.	26,753	1,641,564
AmerisourceBergen Corp.	2,044	129,896
Bristol-Myers Squibb Co.	39,231	2,000,781
Eli Lilly & Co.	22,565	1,772,255
Forest Laboratories*	3,310	271,255
King Pharmaceuticals, Inc.	4,498	189,501
	Shares	Value ($)
Merck & Co., Inc.	45,109	2,652,409
Pfizer, Inc.	125,173	4,988,144
Pharmacia Corp.	26,305	1,121,908
Schering-Plough Corp.	29,847	1,068,821
Watson Pharmaceuticals, Inc.*	2,250	70,628
		16,124,132
Manufacturing 8.9%
Chemicals 0.9%
Dow Chemical Co.	17,891	604,358
E.I. du Pont de Nemours & Co.	21,090	896,536
Eastman Chemical Co.	1,243	48,502
Engelhard Corp.	2,100	58,128
Great Lakes Chemicals Corp.	800	19,424
Hercules, Inc.	1,807	18,070
Mead Corp.	1,638	50,598
Praxair, Inc.	3,334	184,204
Rohm & Haas Co.	4,326	149,809
Sigma-Aldrich Corp.	1,668	65,736
		2,095,365
Containers & Paper 0.4%
Bemis Co., Inc.	856	42,098
Boise Cascade Corp.	1,869	63,565
International Paper Co.	10,152	409,633
Pactiv Corp.*	2,698	47,890
Sealed Air Corp.*	1,895	77,354
Temple-Inland, Inc.	768	43,569
Willamette Industries, Inc.	2,574	134,157
		818,266
Diversified Manufacturing 6.0%
Ball Corp.	700	49,490
Cooper Industries, Inc.	2,151	75,113
Crane Co.	914	23,435
Dover Corp.	3,678	136,343
Eaton Corp.	1,416	105,365
Fortune Brands, Inc.	2,409	95,372
General Electric Co.	197,772	7,926,702
Honeywell International, Inc.	15,413	521,268
Illinois Tool Works, Inc.	6,518	441,399
ITT Industries, Inc.	1,419	71,660
Leggett & Platt, Inc.	3,057	70,311
Loews Corp.	3,834	212,327
Minnesota Mining & Manufacturing Co.	7,810	923,220
Textron, Inc.	3,243	134,455
Thermo Electron Corp.*	3,005	71,699
TRW, Inc.	2,000	74,080
	Shares	Value ($)
Tyco International Ltd.	39,542	2,329,024
		13,261,263
Electrical Products 0.3%
American Power Conversion Corp.*	3,523	50,943
Emerson Electric Co.	8,862	506,020
Power-One, Inc.*	1,282	13,346
Thomas & Betts Corp.	1,227	25,951
		596,260
Hand Tools 0.2%
Black & Decker Corp.	1,894	71,461
Danaher Corp.	3,047	183,765
Snap-On, Inc.	893	30,058
Stanley Works	1,885	87,784
		373,068
Industrial Specialty 0.6%
Avery Dennison Corp.	1,815	102,602
Centex Corp.	1,384	79,013
Corning, Inc.	16,434	146,591
Pall Corp.	1,953	46,989
PPG Industries, Inc.	3,605	186,451
QUALCOMM, Inc.*	15,014	758,207
Sherwin-Williams Co.	2,604	71,610
		1,391,463
Machinery / Components / Controls 0.3%
Ingersoll-Rand Co.	3,911	163,519
Johnson Controls, Inc.	2,015	162,711
Millipore Corp.	731	44,372
Parker-Hannifin Corp.	2,698	123,865
Pitney Bowes, Inc.	5,491	206,517
Visteon Corp.	2,094	31,494
		732,478
Office Equipment / Supplies 0.1%
Lexmark International Group, Inc. "A"*	2,770	163,430
Xerox Corp.	15,284	159,259
		322,689
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc.	4,685	219,773
Wholesale Distributors 0.0%
W.W. Grainger, Inc.	1,474	70,752
Media 3.7%
Advertising 0.3%
Interpublic Group of Companies, Inc.	8,099	239,244
Omnicom Group, Inc.	3,431	306,560
	Shares	Value ($)
TMP Worldwide, Inc.*	2,356	101,072
		646,876
Broadcasting & Entertainment 2.7%
AOL Time Warner, Inc.*	88,040	2,826,084
Clear Channel Communications, Inc.*	11,426	581,698
Univision Communication, Inc.*	4,000	161,840
Viacom, Inc. "B"*	35,814	1,581,188
Walt Disney Co.	40,446	838,041
		5,988,851
Cable Television 0.3%
Comcast Corp. "A"*	19,440	699,840
Print Media 0.4%
Gannett Co., Inc.	5,732	385,362
Knight-Ridder, Inc.	1,434	93,110
Meredith Corp.	800	28,520
New York Times Co. "A"	3,561	154,013
Tribune Co.	5,688	212,902
		873,907
Metals and Minerals 0.7%
Precious Metals 0.2%
Barrick Gold Corp.	10,274	163,864
Freeport McMoRan Copper & Gold, Inc. "B"	2,387	31,962
Newmont Mining Corp.	4,115	78,638
Placer Dome, Inc.	5,346	58,430
		332,894
Steel & Metals 0.5%
Alcan, Inc.	7,082	254,231
Alcoa, Inc.	16,697	593,578
Allegheny Technologies, Inc.	1,267	21,222
Inco Ltd.	2,918	49,431
Nucor Corp.	1,876	99,353
Phelps Dodge Corp.	1,954	63,310
USX-US Steel Group, Inc.	1,461	26,459
Worthington Industries, Inc.	1,426	20,249
		1,127,833
Service Industries 3.8%
EDP Services 1.0%
Automatic Data Processing, Inc.	12,738	750,268
Electronic Data Systems Corp.	9,240	633,402
First Data Corp.	7,940	622,893
Fiserv, Inc.	4,101	173,554
Sapient Corp.*	1,872	14,452
		2,194,569
Environmental Services 0.3%
Allied Waste Industries*	4,039	56,788
	Shares	Value ($)
Transocean Sedco Forex, Inc.	5,824	196,968
Waste Management, Inc.	12,882	411,065
		664,821
Investment 0.9%
Bear Stearns Companies, Inc.	1,885	110,536
Charles Schwab Corp.	28,221	436,579
Franklin Resources, Inc.	4,890	172,470
Lehman Brothers Holdings, Inc.	4,391	293,319
Merrill Lynch & Co., Inc.	16,499	859,928
Stilwell Financial, Inc.	5,056	137,624
		2,010,456
Miscellaneous Commercial Services 1.0%
Cintas Corp.	3,600	172,800
Concord EFS, Inc.*	10,414	341,371
Convergys Corp.*	3,747	140,475
Ecolab, Inc.	2,043	82,231
Fluor Corp.	1,325	49,555
Moody's Corp.	2,494	99,411
NCR Corp.*	1,494	55,069
Paychex, Inc.	7,848	274,994
Robert Half International, Inc.*	3,100	82,770
Sabre Group Holdings, Inc. "A"	2,761	116,928
Siebel Systems, Inc.*	9,459	264,663
Sysco Corp.	14,224	372,953
Tektronix, Inc.*	1,524	39,289
		2,092,509
Miscellaneous Consumer Services 0.4%
Cendant Corp.*	18,466	362,118
H&R Block, Inc.	3,476	155,377
TXU Corp.	6,026	284,126
Yahoo!, Inc.*	10,966	194,537
		996,158
Printing / Publishing 0.2%
Deluxe Corp.	1,109	46,112
Dow Jones & Co., Inc.	1,420	77,717
Equifax, Inc.	2,324	56,125
McGraw-Hill, Inc.	4,227	257,762
R.R. Donnelley & Sons Co.	1,864	55,342
		493,058
Technology 14.9%
Computer Software 4.6%
Adobe Systems, Inc.	4,470	138,794
Autodesk, Inc.	1,209	45,059
BMC Software, Inc.*	3,908	63,974
Citrix Systems, Inc.*	3,864	87,558
	Shares	Value ($)
Computer Associates International, Inc.	11,965	412,673
Compuware Corp.*	7,646	90,146
Comverse Technologies, Inc.*	4,073	91,113
Intuit, Inc.*	4,200	179,592
Microsoft Corp.*	107,374	7,115,675
NVIDIA Corp.	2,900	194,010
Oracle Corp.*	111,825	1,544,303
Parametric Technology Corp.*	5,591	43,666
PeopleSoft, Inc.*	6,164	247,793
Rockwell Collins, Inc.	2,856	55,692
		10,310,048
Diverse Electronic Products 0.5%
Molex, Inc.	4,391	135,901
Motorola, Inc.	45,430	682,359
Solectron Corp.*	14,640	165,139
Teradyne, Inc.*	3,174	95,664
		1,079,063
EDP Peripherals 0.6%
EMC Corp.*	43,348	582,597
Mercury Interactive Corp.*	1,690	57,426
Network Appliance, Inc.*	7,012	153,352
Symbol Technologies, Inc.	3,650	57,962
VERITAS Software Corp.*	8,080	362,146
		1,213,483
Electronic Components / Distributors 0.2%
Applied Micro Circuits Corp.*	6,600	74,712
Broadcom Corp. "A"*	5,252	215,227
Jabil Circuit, Inc.*	3,100	70,432
PMC-Sierra, Inc.*	3,773	80,214
		440,585
Electronic Data Processing 3.5%
Apple Computer, Inc.*	7,291	159,673
Compaq Computer Corp.	32,571	317,893
Dell Computer Corp.*	52,147	1,417,355
Gateway, Inc.*	5,277	42,427
Hewlett-Packard Co.	39,563	812,624
International Business Machines Corp.	34,263	4,144,452
Sun Microsystems, Inc.*	63,682	786,473
Unisys Corp.*	4,980	62,449
		7,743,346
Military Electronics 0.3%
Computer Sciences Corp.*	2,936	143,805
General Dynamics Corp.	4,280	340,859
	Shares	Value ($)
Raytheon Co.	8,197	266,157
		750,821
Office / Plant Automation 0.0%
Novell, Inc.*	8,175	37,523
Precision Instruments 0.1%
Agilent Technologies, Inc.*	9,448	269,362
Waters Corp.*	2,600	100,750
		370,112
Semiconductors 3.9%
Advanced Micro Devices, Inc.*	6,995	110,941
Altera Corp.*	7,946	168,614
Analog Devices, Inc.*	6,928	307,534
Applied Materials, Inc.*	15,903	637,710
Conexant Systems, Inc.*	5,680	81,565
Intel Corp.	133,628	4,202,601
KLA-Tencor Corp.*	3,995	197,992
Linear Technology Corp.	6,600	257,664
LSI Logic Corp.*	7,513	118,555
Maxim Integrated Products, Inc.*	6,290	330,288
Micron Technology, Inc.*	11,503	356,593
National Semiconductor Corp.*	4,001	123,191
Novellus Systems, Inc.*	3,201	126,279
QLogic Corp.*	2,041	90,845
Sanmina Corp.*	11,032	219,537
Texas Instruments, Inc.	34,095	954,660
Vitesse Semiconductor Corp.*	3,800	47,348
Xilinx, Inc.*	6,230	243,282
		8,575,199
Telecommunications Equipment 1.2%
Cisco Systems, Inc.*	145,849	2,641,325
Transportation 0.7%
Air Freight 0.1%
FedEx Corp.*	5,996	311,072
Airlines 0.2%
AMR Corp.	3,747	83,071
Delta Air Lines, Inc.	1,994	58,344
Southwest Airlines Co.	14,998	277,163
US Airways Group, Inc.*	2,290	14,519
		433,097
Railroads 0.4%
Burlington Northern Santa Fe Corp.	7,279	207,670
CSX Corp.	4,774	167,329
Norfolk Southern Corp.	6,285	115,204
Union Pacific Corp.	5,305	302,385
		792,588
	Shares	Value ($)
Utilities 2.1%
Electric Utilities 2.0%
AES Corp.*	9,271	151,581
Allegheny Energy, Inc.	2,010	72,802
Ameren Corp.	2,197	92,933
American Electric Power Co.	6,980	303,839
Calpine Corp.*	4,780	80,256
CINergy Corp.	3,849	128,672
CMS Energy Corp.	3,256	78,242
Consolidated Edison, Inc.	3,444	139,000
Constellation Energy Group, Inc.	2,610	69,296
Dominion Resources, Inc.	5,822	349,902
DTE Energy Co.	2,646	110,973
Duke Energy Corp.	15,228	597,851
Edison International	5,267	79,532
Entergy Corp.	4,731	185,029
Exelon Corp.	7,002	335,256
FirstEnergy Corp.	6,163	215,565
FPL Group, Inc.	3,008	169,651
Mirant Corp.*	13,165	210,903
PG&E Corp.	6,831	131,428
Pinnacle West Capital Corp.	1,308	54,740
Progress Energy, Inc.	3,523	158,641
	Shares	Value ($)
Progress Energy, Inc.*	814	342
Public Service Enterprise Group, Inc.	4,874	205,634
Southern Co.	15,198	385,269
TECO Energy, Inc.	2,800	73,472
		4,380,809
Natural Gas Distribution 0.1%
KeySpan Corp.	2,232	77,339
NICOR, Inc.	706	29,398
Peoples Energy Corp.	528	20,027
Reliant Energy, Inc.	5,965	158,192
		284,956
Total Common Stocks (Cost $226,866,284)		208,972,273

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.79%**, 1/17/2002 (c) (Cost $514,539)	515,000	514,646

Cash Equivalents 5.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $13,037,846)	13,037,846	13,037,846
Total Investment Portfolio - 100.0% (Cost $240,418,669) (a)		222,524,765

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $243,500,587. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $20,975,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,189,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,165,684.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2001, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)
S&P 500 Index Future	3/16/2002	31	8,841,511	8,889,250
Total unrealized appreciation on open futures contracts				47,739

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $240,418,669)	$ 222,524,765
Receivable for investments sold	32,220
Dividends receivable	199,582
Interest receivable	16,507
Receivable for Portfolio shares sold	1,362,597
Total assets	224,135,671
Liabilities
Payable for investments purchased	4,655,212
Payable for Portfolio shares redeemed	71
Payable for daily variation margin on open futures contracts	78,495
Accrued management fee	54,107
Other accrued expenses and payables	38,154
Total liabilities	4,826,039
Net assets, at value	$ 219,309,632
Net Assets
Net assets consist of: Undistributed net investment income (loss)	1,054,611
Net unrealized appreciation (depreciation) on: Investments	(17,893,904)
Futures	47,739
Accumulated net realized gain (loss)	(7,055,125)
Paid-in capital	243,156,311
Net assets, at value	$ 219,309,632
Net Asset Value and redemption price per share ($219,309,632 / 25,657,004 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $7,733)	$ 1,813,986
Interest	182,001
Total Income	1,995,987
Expenses: Management fee	615,130
Custodian and accounting fees	220,586
Auditing	18,930
Legal	5,594
Trustees' fees and expenses	6,401
Reports to shareholders	22,492
Other	23,755
Total expenses, before expense reductions	912,888
Expense reductions	(142,037)
Total expenses, after expense reductions	770,851
Net investment income (loss)	1,225,136
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,532,259)
Futures	(261,209)
(5,793,468)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,130,959)
Futures	39,369
(11,091,590)
Net gain (loss) on investment transactions	(16,885,058)
Net increase (decrease) in net assets resulting from operations	$ (15,659,922)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,225,136	$ 653,655
Net realized gain (loss) on investment transactions	(5,793,468)	(1,288,940)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,091,590)	(8,578,040)
Net increase (decrease) in net assets resulting from operations	(15,659,922)	(9,213,325)
Distributions to shareholders from: Net investment income	(599,089)	(254,548)
Net realized gains	-	(254,548)
Portfolio share transactions: Proceeds from shares sold	155,872,926	92,692,730
Reinvestment of distributions	599,089	509,096
Cost of shares redeemed	(23,292,796)	(13,422,943)
Net increase (decrease) in net assets from Portfolio share transactions	133,179,219	79,778,883
Increase (decrease) in net assets	116,920,208	70,056,462
Net assets at beginning of period	102,389,424	32,332,962
Net assets at end of period (including undistributed net investment income of $1,054,611 and $428,555, respectively)	$ 219,309,632	$ 102,389,424
Other Information[a]
Shares outstanding at beginning of period	10,470,034	2,951,293
Shares sold	17,850,611	8,765,173
Shares issued to shareholders in reinvestment of distributions	70,710	45,920
Shares redeemed	(2,734,351)	(1,292,352)
Net increase (decrease) in Portfolio shares	15,186,970	7,518,741
Shares outstanding at end of period	25,657,004	10,470,034

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(1.26)	(1.18)	.86
Total from investment operations	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.05)	(.05)	-
Net realized gains on investment transactions	-	(.05)	-
Total distributions	(.05)	(.10)	-
Net asset value, end of period	$ 8.55	$ 9.78	$ 10.96
Total Return (%)[d]	(12.05)	(9.93)	9.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	102	32
Ratio of expenses before expense reductions (%)	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.55	.54	.55*
Ratio of net investment income (loss) (%)	.88	.90	3.72*
Portfolio turnover rate (%)	13	20	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Mid Cap Growth Portfolio

The eight-month period from the inception of the SVS Mid Cap Growth Portfolio on May 1 to December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 8.64 percent. For its part, the SVS Mid Cap Growth Portfolio lost 11.80 percent, underperforming the index by 3.16 percentage points.

The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the portfolio's holdings, three of 10 sector positions outperformed their corresponding index sectors.

Throughout the period, we continued to pick stocks according to our time-tested principle of buying companies with earnings that are likely to exceed expectations. Of course, no investment approach, including ours, always generates strong results. But we believe our investment approach has merit over the long term, and we are remaining true to our discipline.

Indeed, our approach did generate strong returns in the fourth quarter: the portfolio was up 12 percent, but that wasn't enough to compensate for the losses suffered earlier. The fund's performance pattern was typical of that of our growth-stock portfolios, which have tended to perform strongly in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which are hardest hit in a bear market environment.

Contributing the most to performance were our health-care holdings: they amounted to a 24 percent weighting and rose 8 percent, compared with 4 percent for the Russell Midcap Growth Index health care sector. Our technology holdings detracted most from results by far; under performing the technology sector as a whole. Specifically, they declined 40 percent, versus a 28 percent drop by the sector.

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications, and financial transaction-processing companies.

Christopher K. McHugh
Portfolio Manager, Turner Investment Partners, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2001
-- SVS Mid Cap Growth Portfolio -- Russell Mid Cap Growth Index
Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Mid Cap Growth Portfolio	-11.80%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 92.1%
Communications 0.7%
Cellular Telephone
Nextel Communications, Inc. "A"*	30,870	338,335
Consumer Discretionary 7.1%
Apparel & Shoes 2.2%
American Eagle Outfitters, Inc.*	18,400	481,528
Coach, Inc.*	8,690	338,736
Talbots, Inc.	8,550	309,938
		1,130,202
Department & Chain Stores 1.5%
Bed Bath & Beyond, Inc.*	13,080	443,412
Best Buy Co., Inc.*	4,080	303,878
		747,290
Recreational Products 0.8%
International Game Technology*	6,280	428,924
Specialty Retail 2.6%
Amazon.com, Inc.*	44,510	481,598
CDW Computer Centers, Inc.*	8,940	480,167
Electronics Boutique Holdings Corp.*	8,390	335,097
		1,296,862
Consumer Staples 1.8%
Food & Beverage
Dean Foods Co.*	3,150	214,830
McCormick & Co., Inc.	8,440	354,227
Pepsi Bottling Group, Inc.	13,860	325,710
		894,767
Durables 2.6%
Automobiles 0.7%
SPX Corp.*	2,470	338,143
Telecommunications Equipment 1.9%
Polycom, Inc.*	27,450	944,280
Energy 4.8%
Oil & Gas Production 2.2%
Devon Energy Corp.	6,060	234,219
Kerr-McGee Corp.	4,190	229,612
Nabors Industries, Inc.*	13,860	475,814
Pogo Producing Co.	7,470	196,237
		1,135,882
	Shares	Value ($)
Oil Companies 0.6%
Murphy Oil Corp.	3,840	322,714
Oilfield Services / Equipment 2.0%
BJ Services Co.*	10,530	341,699
ENSCO International, Inc.	13,760	341,936
Weatherford International, Inc.*	9,110	339,439
		1,023,074
Financial 2.9%
Banks 0.9%
Commerce Bancorp, Inc.	6,190	243,515
Investors Financial Services Corp.	3,430	227,100
		470,615
Insurance 0.6%
Principal Financial Group, Inc.*	13,250	318,000
Other Financial Companies 1.4%
Legg Mason, Inc.	6,530	326,369
The BISYS Group, Inc.*	5,690	364,103
		690,472
Health 24.3%
Biotechnology 5.9%
Affymetrix, Inc.*	12,460	470,365
CV Therapeutics, Inc.*	9,040	470,261
Genzyme Corp.*	13,530	809,906
IDEC Pharmaceuticals Corp.*	11,060	762,366
InterMune, Inc.*	3,840	189,158
Invitrogen Corp.*	5,190	321,417
		3,023,473
Health Industry Services 2.5%
Anthem, Inc.*	7,120	352,440
Express Scripts, Inc. "A"*	7,730	361,455
First Health Group Corp.*	8,900	220,186
Quest Diagnostics, Inc.*	4,460	319,827
		1,253,908
Hospital Management 0.7%
Universal Health Services, Inc.*	7,790	333,256
Medical Supply & Specialty 7.8%
Cytyc Corp.*	8,050	210,105
DENTSPLY International, Inc.	6,260	314,252
	Shares	Value ($)
Guidant Corp.*	19,490	970,602
Henry Schein, Inc.*	8,200	303,646
Laboratory Corp. of America Holdings*	8,080	653,268
St. Jude Medical, Inc.*	7,920	614,988
Varian Medical Systems, Inc.*	7,740	551,552
Zimmer Holdings, Inc.*	12,230	373,504
		3,991,917
Pharmaceuticals 7.4%
AmerisourceBergen Corp.	5,250	333,638
Andrx Group*	4,660	328,111
Aviron*	11,760	584,825
Cephalon, Inc.*	4,540	343,156
Gilead Sciences, Inc.*	9,090	597,395
Inhale Therapeutic Systems, Inc.*	11,730	217,592
King Pharmaceuticals, Inc.	21,273	896,231
OSI Pharmaceuticals, Inc.*	10,160	464,718
		3,765,666
Manufacturing 2.5%
Chemicals 0.7%
Cabot Microelectronics Corp.*	4,480	355,040
Containers & Paper 0.7%
Boise Cascade Corp.	10,670	362,887
Electrical Products 0.5%
Power-One, Inc.*	24,450	254,525
Specialty Chemicals 0.6%
Air Products & Chemicals, Inc.	7,010	328,839
Media 4.9%
Advertising 2.5%
Getty Images, Inc.*	13,880	318,962
Interpublic Group of Companies, Inc.	20,420	603,207
TMP Worldwide, Inc.*	7,720	331,188
		1,253,357
Broadcasting & Entertainment 1.7%
Univision Communication, Inc.*	10,930	442,228
USA Networks, Inc.*	7,790	212,745
Westwood One, Inc.*	7,460	224,173
		879,146
Cable Television 0.7%
Adelphia Communications Corp.*	11,340	353,573
Service Industries 8.6%
EDP Services 1.3%
Affiliated Computer Services, Inc.*	1,810	192,095
Fiserv, Inc.*	11,120	470,598
		662,693
	Shares	Value ($)
Investment 3.3%
Bear Stearns Companies, Inc.	8,230	482,607
E*TRADE Group, Inc.*	21,830	223,758
Neuberger Berman, Inc.	5,430	238,377
SEI Investments Co.	9,570	431,703
The Corporate Executive Board Co.*	7,500	275,250
		1,651,695
Miscellaneous Commercial Services 1.8%
Apollo Group, Inc. "A"*	8,080	363,681
Robert Half International, Inc.*	12,080	322,536
University of Phoenix Online*	6,510	212,161
		898,378
Miscellaneous Consumer Services 2.2%
EarthLink, Inc.*	18,460	224,658
Overture Services, Inc.*	9,330	330,562
Yahoo!, Inc.*	33,140	587,904
		1,143,124
Technology 31.3%
Computer Software 11.7%
Advent Software, Inc.*	6,670	333,167
BEA Systems, Inc.*	15,370	236,852
CNET Networks, Inc.*	55,650	499,181
Extreme Networks, Inc.*	42,550	548,895
Interwoven, Inc.*	36,790	358,335
Liberate Technologies, Inc.*	24,790	284,589
Macromedia, Inc.*	12,860	228,908
Manugistics Group, Inc.*	9,900	208,692
Mercury Interactive Corp.*	12,810	435,284
Micromuse, Inc.*	15,050	225,750
NetIQ Corp.*	6,790	239,415
NVIDIA Corp.*	7,170	479,673
Rational Software Corp.*	20,830	406,185
RSA Security, Inc.*	15,250	266,265
SmartForce PLC (ADR)*	19,560	484,110
Symantec Corp.*	7,200	477,576
TIBCO Software, Inc.*	14,460	215,888
		5,928,765
Diverse Electronic Products 1.2%
Teradyne, Inc.*	20,020	603,403
EDP Peripherals 1.7%
Brocade Communications Systems, Inc.*	16,040	531,245
Network Appliance, Inc.*	15,860	346,858
		878,103
	Shares	Value ($)
Electronic Components / Distributors 1.7%
Broadcom Corp. "A"*	21,760	891,725
Electronic Data Processing 1.0%
Internet Security Systems, Inc.*	15,630	501,098
Precision Instruments 2.2%
Finisar Corp.*	56,210	571,656
Waters Corp.*	14,450	559,938
		1,131,594
Semiconductors 11.8%
Altera Corp.*	15,460	328,061
Elantec Semiconductor, Inc.*	9,260	355,584
GlobespanVirata, Inc.*	60,090	778,166
Intersil Holding Corp.*	21,600	696,600
KLA-Tencor Corp.*	11,820	585,799
Marvell Technology Group Ltd.*	8,250	295,515
Microtune, Inc.*	18,200	426,972
Microsemi Corp.*	6,000	178,200
	Shares	Value ($)
Novellus Systems, Inc.*	7,650	301,793
QLogic Corp.*	18,170	808,747
Sanmina Corp.*	35,110	698,689
SunGard Data Systems, Inc.*	19,030	550,538
		6,004,664
Transportation 0.6%
Railroads
CSX Corp.	8,550	299,678
Total Common Stocks (Cost $42,446,109)		46,830,067

	Principal Amount ($)	Value ($)
Cash Equivalents 7.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $4,022,679)	4,022,679	4,022,679
Total Investment Portfolio - 100.0% (Cost $46,468,788) (a)		50,852,746

Notes to SVS Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $47,093,752. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $3,758,994. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,307,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $548,214.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $46,468,788)	$ 50,852,746
Receivable for investments sold	236,159
Dividends receivable	4,964
Interest receivable	6,479
Receivable for Portfolio shares sold	611,700
Total assets	51,712,048
Liabilities
Payable for investments purchased	3,438,801
Accrued management fee	62,003
Other accrued expenses and payables	20,594
Total liabilities	3,521,398
Net assets, at value	$ 48,190,650
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	4,383,958
Accumulated net realized gain (loss)	(3,025,872)
Paid-in capital	46,832,564
Net assets, at value	$ 48,190,650
Net Asset Value and redemption price per share ($48,190,650 / 5,463,686 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $3)	$ 18,203
Interest	42,480
Total Income	60,683
Expenses: Management fee	112,802
Custodian and accounting fees	76,852
Auditing	2,091
Legal	2,366
Trustees' fees and expenses	551
Reports to shareholders	10,212
Other	1,160
Total expenses, before expense reductions	206,034
Expense reductions	(59,351)
Total expenses, after expense reductions	146,683
Net investment income (loss)	(86,000)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,025,872)
Net unrealized appreciation (depreciation) during the period on investments	4,383,958
Net gain (loss) on investment transactions	1,358,086
Net increase (decrease) in net assets resulting from operations	$ 1,272,086

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (86,000)
Net realized gain (loss) on investment transactions	(3,025,872)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,383,958
Net increase (decrease) in net assets resulting from operations	1,272,086
Portfolio share transactions: Proceeds from shares sold	48,203,751
Cost of shares redeemed	(1,285,187)
Net increase (decrease) in net assets from Portfolio share transactions	46,918,564
Increase (decrease) in net assets	48,190,650
Net assets at beginning of period	-
Net assets at end of period	$ 48,190,650
Other Information
Shares outstanding at beginning of period	-
Shares sold	5,595,450
Shares redeemed	(131,764)
Net increase (decrease) in Portfolio shares	5,463,686
Shares outstanding at end of period	5,463,686

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions[d]	(1.14)
Total from investment operations	(1.18)
Net asset value, end of period	$ 8.82
Total Return (%)[c]	(11.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48
Ratio of expenses before expense reductions (%)	1.82*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (loss) (%)	(.76)*
Portfolio turnover rate (%)	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Strategic Equity Portfolio

By all measures, this has been an interesting year for the SVS Strategic Equity Portfolio and us all. When the turn in the economy comes, we expect earnings to grow disproportionately to revenues due to cost cutting and productivity improvements being put in place today. New technologies historically take years to show their true productive benefits. And in many cases, technology shifts have coincided remarkably well with economic recessions and recoveries. Economic slowdowns give management teams a little more breathing room to make decisions that would be tougher to make during the good times.

The path to long-term growth for most companies will continue to rest with innovation: developing new products, expanding into new markets, and creating more efficient delivery mechanisms. In this sense, the environment hasn't changed. Following the Gulf War and the recession in 1990, the same challenges prevailed. We had just come off a decade when Japan had dominated the business headlines. They were more "efficient" than the United States in just about every measure according to many. We were "permanently" behind, some said, and uncompetitive.

Our concentrated portfolio strategy helps us to increase our return potential, at the expense of greater short-term volatility. We increase our potential by zeroing in on only those industries and companies with the best long-term growth prospects.

The technology, health care and financial services industries still have the greatest growth opportunities ahead. Typically, technology and financial services outperform the market in an economic recovery and expansion; while more defensive industries like health care somewhat lag it. As a result, in the short-to-intermediate term, tech and finance may have greater upside. Over the long term, we include health care to achieve a more balanced, growth portfolio. Health care is a growth sector but offers some diversification in that its moves are often insensitive to the economic cycle.

This year was particularly tough for our clients. Fortunately, we believe the stage has been set for a strong rebound in 2002 and that our accounts are positioned to participate. We look forward to it.

James D. Oelschlager
Portfolio Manager, Oak Associates, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Strategic Equity Portfolio from 5/1/2001 to 12/31/2001
-- SVS Strategic Equity Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Strategic Equity Portfolio	-24.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 92.8%
Communications 3.7%
Telephone / Communications
JDS Uniphase Corp.*	190,200	1,660,446
Durables 3.7%
Telecommunications Equipment
CIENA Corp.*	116,000	1,659,960
Financial 18.0%
Banks 4.4%
MBNA Corp.	57,300	2,016,960
Consumer Finance 4.5%
Citigroup, Inc.	40,300	2,034,344
Insurance 4.7%
American International Group, Inc.	26,700	2,119,980
Other Financial Companies 4.4%
Morgan Stanley Dean Witter & Co.	35,500	1,985,870
Health 21.4%
Health Industry Services 3.1%
Express Scripts, Inc. "A"*	30,400	1,421,504
Medical Supply & Specialty 4.5%
Medtronic, Inc.	40,100	2,053,521
Pharmaceuticals 13.8%
Eli Lilly & Co.	25,800	2,026,332
Merck & Co., Inc.	36,000	2,116,800
Pfizer, Inc.	52,900	2,108,065
		6,251,197
Technology 46.0%
Computer Software 0.7%
Openwave Systems, Inc.*	31,400	307,406
	Shares	Value ($)
Diverse Electronic Products 2.3%
Foundry Networks, Inc.*	126,600	1,031,790
EDP Peripherals 13.7%
Brocade Communications Systems, Inc.*	60,200	1,993,824
EMC Corp.*	157,200	2,112,768
VERITAS Software Corp.*	46,700	2,093,094
		6,199,686
Electronic Components / Distributors 10.1%
Cisco Systems, Inc.*	80,400	1,456,044
Juniper Networks, Inc.*	105,400	1,997,330
PMC-Sierra, Inc.*	54,300	1,154,418
		4,607,792
Semiconductors 19.2%
Applied Materials, Inc.*	49,700	1,992,970
Linear Technology Corp.	52,200	2,037,888
Maxim Integrated Products, Inc.*	38,750	2,034,763
Vitesse Semiconductor Corp.*	44,900	559,454
Xilinx, Inc.*	53,100	2,073,555
		8,698,630
Total Common Stocks (Cost $42,084,795)		42,049,086

	Principal Amount ($)	Value ($)
Cash Equivalents 7.2%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $3,271,335)	3,271,335	3,271,335
Total Investment Portfolio - 100.0% (Cost $45,356,130) (a)		45,320,421

Notes to SVS Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $45,356,199. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $35,778. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,349,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,385,499.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $45,356,130)	$ 45,320,421
Cash	10,000
Dividends receivable	13,568
Interest receivable	5,471
Receivable for Portfolio shares sold	176,111
Total assets	45,525,571
Liabilities
Payable for investments purchased	1,659,226
Payable for Portfolio shares redeemed	39
Accrued management fee	56,942
Other accrued expenses and payables	24,384
Total liabilities	1,740,591
Net assets, at value	$ 43,784,980
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(35,709)
Accumulated net realized gain (loss)	(321,724)
Paid-in capital	44,142,413
Net assets, at value	$ 43,784,980
Net Asset Value and redemption price per share ($43,784,980 / 5,764,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends	$ 47,084
Interest	37,349
Total Income	84,433
Expenses: Management fee	112,052
Custodian and accounting fees	35,993
Auditing	1,591
Legal	4,824
Trustees' fees and expenses	751
Reports to shareholders	14,647
Other	1,272
Total expenses, before expense reductions	171,130
Expense reductions	(35,573)
Total expenses, after expense reductions	135,557
Net investment income (loss)	(51,124)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(321,724)
Net unrealized appreciation (depreciation) during the period on investments	(35,709)
Net gain (loss) on investment transactions	(357,433)
Net increase (decrease) in net assets resulting from operations	$ (408,557)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (51,124)
Net realized gain (loss) on investment transactions	(321,724)
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,709)
Net increase (decrease) in net assets resulting from operations	(408,557)
Portfolio share transactions: Proceeds from shares sold	44,874,963
Cost of shares redeemed	(681,426)
Net increase (decrease) in net assets from Portfolio share transactions	44,193,537
Increase (decrease) in net assets	43,784,980
Net assets at beginning of period	-
Net assets at end of period	$ 43,784,980
Other Information
Shares outstanding at beginning of period	-
Shares sold	5,857,695
Shares redeemed	(93,108)
Net increase (decrease) in Portfolio shares	5,764,587
Shares outstanding at end of period	5,764,587

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.38)
Total from investment operations	(2.40)
Net asset value, end of period	$ 7.60
Total Return (%)[c]	(24.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44
Ratio of expenses before expense reductions (%)	1.44*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (loss) (%)	(.43)*
Portfolio turnover rate (%)	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Venture Value Portfolio

During the period from May 1, 2001 (inception) to December 31, 2001, the SVS Venture Value Portfolio outperformed the major value indices as well as the broader market as measured by the S&P 500 Index. Despite overall performance that was negative, some positions performed well in 2001. These tended to be shares of companies whose strong financial positions allowed them to better weather difficult economic periods or companies whose shares were poised to recover from previous declines. The most notable contributors to our overall performance at the sector level included capital goods, consumer cyclicals, and financials. The capital goods positions that contributed to performance included Tyco International and Sealed Air, while the consumer cyclical positions that contributed to performance included Costco Wholesale and Masco Corp. Financials, predominantly the high quality insurers Progressive Corp., Transatlantic Holdings, and Berkshire Hathaway also contributed to performance. Price weakness during the period was experienced by a diversity of sectors and industries within the portfolio in conjunction with weakness throughout the stock market. The biggest contributors to our negative performance came primarily from technology, consumer finance, and pharmaceutical companies including Tellabs, Providian Financial, American Express, and Merck.

The SVS Venture Value Portfolio continues to reflect strategic allocations to financial, capital goods, consumer products, and select pharmaceutical companies. Our allocation to technology, by contrast, declined over the period as a result of active paring and declines in technology shares. These allocations reflect long-term investment themes, based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short-term.

We maintain a realistic long-term view for the U.S. stock market. At the current time, inflation remains muted, consumer confidence is relatively strong, and both the Federal government and Federal Reserve are striving to invigorate the U.S. economy. However, these positive factors are balanced by the fact that many stocks remain at high valuations, and quality of earnings for many public companies is poor. Our Senior Research Advisor, Shelby M.C. Davis, concludes that the U.S. stock market may remain in a trading range for a protracted period.

Christopher C. Davis and Kenneth Charles Feinberg
Co-Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Venture Value Portfolio from 5/1/2001 to 12/31/2001
-- SVS Venture Value Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Venture Value Portfolio	-5.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Venture Value Portfolio

	Shares	Value ($)
Common Stocks 90.1%
Construction 4.0%
Building Materials 1.6%
Martin Marietta Materials, Inc.	15,800	736,280
Vulcan Materials Co.	22,300	1,069,062
		1,805,342
Building Products 2.4%
Masco Corp.	110,800	2,714,600
Consumer Discretionary 5.2%
Department & Chain Stores 2.4%
Costco Wholesale Corp.*	54,300	2,409,834
J.C. Penney Co., Inc.	12,700	341,630
		2,751,464
Hotels & Casinos 0.8%
Marriott International, Inc. "A"	23,200	943,080
Restaurants 1.3%
McDonald's Corp.	53,900	1,426,733
Specialty Retail 0.7%
RadioShack Corp.	26,800	806,680
Consumer Staples 6.3%
Alcohol & Tobacco 4.1%
Philip Morris Companies, Inc.	101,200	4,640,020
Consumer Electronic and Photographic 0.5%
Eastman Kodak Co.	19,500	573,885
Food & Beverage 1.7%
Hershey Foods Corp.	1,000	67,700
Kraft Foods, Inc. "A"	21,400	728,242
Safeway, Inc.*	25,900	1,081,325
		1,877,267
Durables 1.0%
Telecommunications Equipment
Lucent Technologies, Inc.	43,100	271,099
Tellabs, Inc.*	58,700	882,261
		1,153,360
Energy 5.9%
Oil & Gas Production 2.5%
Conoco, Inc.	10,600	299,980
Devon Energy Corp.	39,800	1,538,270
EOG Resources, Inc.	25,900	1,012,949
		2,851,199
	Shares	Value ($)
Oil / Gas Transmission 1.3%
Kinder Morgan, Inc.	27,000	1,503,630
Oil Companies 2.1%
Phillips Petroleum Co.	39,000	2,350,140
Financial 34.2%
Banks 7.2%
Bank One Corp.	40,400	1,577,620
Golden West Financial Corp.	37,700	2,218,645
Lloyds TSB Group PLC	22,400	1,007,776
Wells Fargo & Co.	76,100	3,306,545
		8,110,586
Consumer Finance 12.9%
American Express Co.	167,100	5,963,799
Citigroup, Inc.	83,400	4,210,032
Household International, Inc.	75,500	4,374,470
Providian Financial Corp.	18,500	65,675
		14,613,976
Insurance 8.9%
American International Group, Inc.	47,500	3,771,500
Aon Corp.	35,900	1,275,168
Chubb Corp.	6,100	420,900
Markel Corp.*	1,300	233,545
Principal Financial Group, Inc.*	7,800	187,200
Progressive Corp.	14,000	2,090,200
Transatlantic Holdings, Inc.	22,650	2,061,150
		10,039,663
Other Financial Companies 3.7%
Berkshire Hathaway, Inc. "B"*	1,019	2,572,975
Morgan Stanley Dean Witter & Co.	28,400	1,588,696
		4,161,671
Real Estate 1.5%
Avalonbay Communities, Inc. (REIT)	2,100	99,351
CenterPoint Properties Corp. (REIT)	31,800	1,583,640
		1,682,991
Health 7.6%
Pharmaceuticals
American Home Products Corp.	20,100	1,233,336
Bristol-Myers Squibb Co.	14,500	739,500
Eli Lilly & Co.	28,200	2,214,828
	Shares	Value ($)
Merck & Co., Inc.	66,700	3,921,960
Pharmacia Corp.	10,300	439,295
		8,548,919
Manufacturing 16.2%
Containers & Paper 2.0%
Sealed Air Corp.*	55,000	2,245,100
Diversified Manufacturing 12.0%
Dover Corp.	35,100	1,301,157
Loews Corp.	25,600	1,417,728
Minnesota Mining & Manufacturing Co.	18,300	2,163,243
Tyco International Ltd.	146,763	8,644,314
		13,526,442
Industrial Specialty 0.0%
Loral Space and Communications Ltd.*	17,100	51,129
Office Equipment / Supplies 2.2%
Lexmark International, Inc.*	41,600	2,454,400
Media 1.0%
Advertising 0.4%
WPP Group PLC (ADR)	8,900	479,710
Print Media 0.6%
Gannett Co., Inc.	9,900	665,577
Service Industries 2.8%
EDP Services 1.0%
First Data Corp.	3,700	290,265
The New Dun & Bradstreet Corp.*	24,400	861,320
		1,151,585
Investment 0.8%
Stilwell Financial, Inc.	25,700	699,554
Sun Life Financial Services of Canada	11,200	238,844
		938,398
	Shares	Value ($)
Miscellaneous Commercial Services 1.0%
Moody's Corp.	26,500	1,056,290
Technology 3.1%
Computer Software 0.4%
BMC Software, Inc.*	25,900	423,983
Electronic Components / Distributors 1.0%
Agere Systems, Inc. "A"*	202,200	1,150,518
Electronic Data Processing 1.1%
Hewlett-Packard Co.	60,200	1,236,508
Office / Plant Automation 0.1%
Novell, Inc.*	15,900	72,981
Precision Instruments 0.5%
Agilent Technologies, Inc.*	18,300	521,733
Transportation 2.8%
Air Freight
United Parcel Service, Inc. "B"	58,800	3,204,600
Total Common Stocks (Cost $99,167,843)		101,734,160

	Principal Amount ($)	Value ($)
Cash Equivalents 9.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $11,141,188)	11,141,188	11,141,188
Total Investment Portfolio - 100.0% (Cost $110,309,031) (a)		112,875,348

Notes to SVS Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $110,309,031. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $2,566,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,780,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,214,488.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $110,309,031)	$ 112,875,348
Cash	9,368
Foreign currency, at value (cost $397)	397
Dividends receivable	122,287
Interest receivable	15,781
Receivable for Portfolio shares sold	781,455
Total assets	113,804,636
Liabilities
Payable for investments purchased	4,915,553
Accrued management fee	77,680
Other accrued expenses and payables	25,500
Total liabilities	5,018,733
Net assets, at value	$ 108,785,903
Net Assets
Net assets consist of: Undistributed net investment income (loss)	121,147
Net unrealized appreciation (depreciation) on investments	2,566,317
Accumulated net realized gain (loss)	(355,030)
Paid-in capital	106,453,469
Net assets, at value	$ 108,785,903
Net Asset Value and redemption price per share ($108,785,903 / 11,449,266 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $74)	$ 346,059
Interest	86,851
Total Income	432,910
Expenses: Management fee	262,447
Custodian and accounting fees	26,717
Auditing	3,228
Legal	282
Trustees' fees and expenses	320
Reports to shareholders	7,113
Other	710
Total expenses, before expense reductions	300,817
Expense reductions	(141)
Total expenses, after expense reductions	300,676
Net investment income (loss)	132,234
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(355,030)
Foreign currency related transactions	(11,087)
(366,117)
Net unrealized appreciation (depreciation) during the period on investments	2,566,317
Net gain (loss) on investment transactions	2,200,200
Net increase (decrease) in net assets resulting from operations	$ 2,332,434

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ 132,234
Net realized gain (loss) on investment transactions	(366,117)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,566,317
Net increase (decrease) in net assets resulting from operations	2,332,434
Portfolio share transactions: Proceeds from shares sold	108,920,748
Cost of shares redeemed	(2,467,279)
Net increase (decrease) in net assets from Portfolio share transactions	106,453,469
Increase (decrease) in net assets	108,785,903
Net assets at beginning of period	-
Net assets at end of period (including undistributed net investment income of $121,147 at December 31, 2001)	$ 108,785,903
Other Information
Shares outstanding at beginning of period	-
Shares sold	11,724,602
Shares redeemed	(275,336)
Net increase (decrease) in Portfolio shares	11,449,266
Shares outstanding at end of period	11,449,266

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss) on investment transactions[c]	(.53)
Total from investment operations	(.50)
Net asset value, end of period	$ 9.50
Total Return (%)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109
Ratio of expenses before expense reductions (%)	1.09*
Ratio of net investment income (loss) (%)	.48*
Portfolio turnover rate (%)	15*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust"), formerly Kemper Variable Series, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2001, the Trust commenced offering four additional portfolios: SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. The Trust offers twenty-seven portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, in the form of a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
Scudder Blue Chip Portfolio	2,007,000	12/31/2006
	2,837,000	12/31/2008
	33,492,000	12/31/2009
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
Scudder Government Securities Portfolio	896,000	12/31/2007
Scudder Growth Portfolio	94,268,000	12/31/2009
Scudder High Yield Portfolio	6,999,000	12/31/2002
	2,026,000	12/31/2003
	12,052,000	12/31/2007
	16,113,000	12/31/2008
	21,982,000	12/31/2009
Scudder International Research Portfolio	23,423,000	12/31/2009
Scudder Investment Grade Bond Portfolio	1,832,000	12/31/2008
Scudder New Europe Portfolio	130,000	12/31/2008
	3,820,000	12/31/2009
Scudder Small Cap Growth Portfolio	87,908,000	12/31/2009
Scudder Small Cap Value Portfolio	2,222,000	12/31/2007
Scudder Strategic Income Portfolio	177,000	12/31/2007
	153,000	12/31/2008
	103,000	12/31/2009
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,142,000	12/31/2009
Scudder Total Return Portfolio	57,276,000	12/31/2009
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
SVS Dynamic Growth Portfolio	317,000	12/31/2009
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
SVS Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
SVS Growth and Income Portfolio	3,871,000	12/31/2008
	16,179,000	12/31/2009
SVS Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
SVS Mid Cap Growth Portfolio	2,401,000	12/31/2009
SVS Strategic Equity Portfolio	322,000	12/31/2009
SVS Venture Value Portfolio	129,000	12/31/2009

In addition, the Scudder Growth Portfolio inherited approximately $127,000 of capital losses from its merger (see Note G) with Scudder Variable Life Large Company Growth Portfolio, which may be applied against any realized net taxable capital gains in future years or until December 31, 2007, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 2001 through December 31, 2001, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	456,000
Scudder Blue Chip Portfolio	512,000
Scudder Contrarian Value Portfolio	2,154,000
Scudder Global Blue Chip Portfolio	687,000
Scudder Growth Portfolio	2,103,000
Scudder High Yield Portfolio	6,509,000
Scudder International Research Portfolio	2,750,000
Scudder New Europe Portfolio	988,000
Scudder Small Cap Growth Portfolio	5,840,000
Scudder Small Cap Value Portfolio	1,211,000
Scudder Technology Growth Portfolio	8,267,000
SVS Dreman Financial Services Portfolio	172,000
SVS Dreman High Return Equity Portfolio	371,000
SVS Dynamic Growth Portfolio	62,000
SVS Focus Value+Growth Portfolio	1,947,000
SVS Focused Large Cap Growth Portfolio	3,800
SVS Growth and Income Portfolio	5,715,000
SVS Growth Opportunities Portfolio	8,403,000
SVS Index 500 Portfolio	258,000
SVS Venture Value Portfolio	226,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2001, the portfolios' components of distributable earnings on a tax basis are as follows:

Portfolio	Undistributed Ordinary Income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	222,093	-	8,642,000	(15,283,097)
Scudder Blue Chip Portfolio	721,603	-	38,336,000	16,373,801
Scudder Contrarian Value Portfolio	3,627,591	-	19,935,000	5,657,158
Scudder Global Blue Chip Portfolio	244,074	-	2,711,000	(1,834,012)
Scudder Government Securities Portfolio	11,004,884	-	896,000	708,472
Scudder Growth Portfolio	-	-	94,395,000	42,531,457
Scudder High Yield Portfolio	29,551,964	-	59,172,000	(84,459,754)
Scudder International Research Portfolio	439,029	-	23,423,000	(7,807,964)
Scudder Investment Grade Bond Portfolio	4,940,352	-	1,832,000	(751,003)
Scudder Money Market Portfolio	5,516	-	-	-
Scudder New Europe Portfolio	-	-	3,950,000	(266,608)
Scudder Small Cap Growth Portfolio	-	-	87,908,000	5,272,838
Scudder Small Cap Value Portfolio	935,792	-	2,222,000	20,171,892
Scudder Strategic Income Portfolio	755,627	-	433,000	16,748
Scudder Technology Growth Portfolio	207,899	-	102,755,000	(92,126,755)
Scudder Total Return Portfolio	21,322,704	-	57,276,000	63,401,977
SVS Dreman Financial Services Portfolio	955,065	-	2,341,000	6,326,059
SVS Dreman High Return Equity Portfolio	4,480,022	1,523,210	-	9,156,942
SVS Dynamic Growth Portfolio	-	-	317,000	1,255,951
SVS Focus Value+Growth Portfolio	601,041	-	9,619,000	(151,457)
SVS Focused Large Cap Growth Portfolio	-	-	8,361,000	(1,390,845)
SVS Growth and Income Portfolio	999,003	-	20,050,000	(680,278)
SVS Growth Opportunities Portfolio	-	-	33,678,000	(18,618,693)
SVS Index 500 Portfolio	1,055,536	-	3,715,000	(20,975,822)
SVS Mid Cap Growth Portfolio	-	-	2,401,000	3,758,994
SVS Strategic Equity Portfolio	-	-	322,000	(35,778)
SVS Venture Value Portfolio	121,297	-	129,000	2,566,317

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the portfolios are summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Aggressive Growth Portfolio	652,558	-	-
Scudder Blue Chip Portfolio	975,786	-	-
Scudder Contrarian Value Portfolio	3,893,591	-	-
Scudder Global Blue Chip Portfolio	297,369	743,424	-
Scudder Government Securities Portfolio	8,562,567	-	-
Scudder Growth Portfolio	587,343	43,022,245	217,806
Scudder High Yield Portfolio	37,937,710	-	-
Scudder International Research Portfolio	13,846,611	10,560,974	-
Scudder Investment Grade Bond Portfolio	4,623,273	-	-
Scudder Money Market Portfolio	15,691,810	-	-
Scudder New Europe Portfolio	345,868	-	-
Scudder Small Cap Growth Portfolio	5,689,208	28,943,995	365,607
Scudder Strategic Income Portfolio	110,157	-	-
Scudder Technology Growth Portfolio	547,146	-	-
Scudder Total Return Portfolio	25,554,195	30,345,606	-
SVS Dreman Financial Services Portfolio	1,183,047	-	-
SVS Dreman High Return Equity Portfolio	2,559,657	-	-
SVS Focus Value+Growth Portfolio	914,441	9,601,639	-
SVS Growth and Income Portfolio	764,939	-	-
SVS Index 500 Portfolio	599,089	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes (see Note H).

B. Investment Transactions

During the year ended December 31, 2001, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	41,244,225	18,415,243
Scudder Blue Chip Portfolio	305,253,928	252,487,290
Scudder Contrarian Value Portfolio	177,056,807	146,717,886
Scudder Global Blue Chip Portfolio	35,692,534	17,572,690
Scudder Government Securities Portfolio: excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions	602,056,475	462,952,520
direct U.S. Government obligations	285,853,242	283,761,096
mortgage dollar roll transactions	57,024,721	57,227,844
Scudder Growth Portfolio	326,734,214	335,532,637
Scudder High Yield Portfolio	273,719,172	224,388,194
Scudder International Research Portfolio	200,276,012	220,964,312
Scudder Investment Grade Bond Portfolio	204,478,883	165,762,385
Scudder New Europe Portfolio	57,141,284	39,860,076
Scudder Small Cap Growth Portfolio	341,875,963	317,827,450
Scudder Small Cap Value Portfolio	148,508,490	66,766,173
Scudder Strategic Income Portfolio	10,109,918	2,890,519
Scudder Technology Growth Portfolio	330,455,359	145,382,204
Scudder Total Return Portfolio	949,201,742	945,652,784
SVS Dreman Financial Services Portfolio	70,977,534	18,265,409
SVS Dreman High Return Equity Portfolio	286,700,098	39,992,984
SVS Dynamic Growth Portfolio	22,808,105	2,457,274
SVS Focus Value+Growth Portfolio	253,917,011	234,884,947
SVS Focused Large Cap Growth Portfolio	71,712,390	34,775,298
SVS Growth and Income Portfolio	127,750,467	51,495,162
SVS Growth Opportunities Portfolio	110,911,065	46,033,953
SVS Index 500 Portfolio	143,108,801	17,724,752
SVS Mid Cap Growth Portfolio	70,788,294	25,316,325
SVS Strategic Equity Portfolio	42,809,191	402,672
SVS Venture Value Portfolio	103,995,567	4,472,694

For the year ended December 31, 2001, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	5,650	1,270,969
Closed	(3,377)	(643,809)
Exercised	(2,073)	(613,360)
Expired	(200)	(13,800)
End of period	-	-

For the year ended December 31, 2001, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	6,016	1,048,205
Closed	(1,468)	(236,458)
Exercised	(1,218)	(241,623)
Expired	(2,682)	(458,672)
End of period	648	111,452

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Yield Portfolio	0.60%
Scudder International Research Portfolio	0.75%
Scudder Investment Grade Bond Portfolio	0.60%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Small Cap Value Portfolio	0.75%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Focus Value+Growth Portfolio	0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
$250 million-$1 billion	0.72%
$1 billion-$2.5 billion	0.70%
$2.5 billion-$5 billion	0.68%
$5 billion-$7.5 billion	0.65%
$7.5 billion-$10 billion	0.64%
$10 billion-$12.5 billion	0.63%
Over $12.5 billion	0.62%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate (%)
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.74%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.75%

SVS Dynamic Growth Portfolio and SVS Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
$250 million-$500 million	0.975%
$500 million-$1 billion	0.950%
$1 billion-$2.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
SVS Dynamic Growth Portfolio	65,026	6,514	0.90%
SVS Mid Cap Growth Portfolio	112,802	1,561	0.98%

SVS Focused Large Cap Growth Portfolio, SVS Growth and Income Portfolio, SVS Growth Opportunities Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
$250 million-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$2.5 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual/annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
SVS Focused Large Cap Growth Portfolio	351,121	-	0.95%
SVS Growth and Income Portfolio	1,222,426	-	0.95%
SVS Growth Opportunities Portfolio	1,394,470	-	0.95%
SVS Strategic Equity Portfolio	112,052	6,787	0.89%
SVS Venture Value Portfolio	262,447	-	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$200 million	0.440%
$200 million-$750 million	0.400%
$750 million-$2 billion	0.380%
$2 billion-$5 billion	0.365%
Over $5 billion	0.335%

Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.44% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
$250 million-$750 million	0.95%
$750 million-$1.5 billion	0.90%
$1.5 billion-$3 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
Scudder Global Blue Chip Portfolio	360,873	-	1.00%
Scudder New Europe Portfolio	181,386	142,345	0.22%

In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the Scudder New Europe Portfolio. Under these arrangements, ZSI waived and absorbed expenses of $48,450, for the year ended December 31, 2001.

Scudder Investments Ltd. (U.K.), serves as sub-advisor with respect to foreign securities investments in the Scudder International Research and Scudder Strategic Income Portfolios, and is paid by ZSI for its services.

Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dreman Financial Services and SVS Dreman High Return Equity Portfolios, and is paid by Scudder for its services.

INVESCO serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dynamic Growth Portfolio, and is paid by ZSI for its services.

Eagle Asset Management, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Focused Large Cap Growth Portfolio, and is paid by ZSI for its services.

Janus Capital Corporation serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Growth and Income and SVS Growth Opportunities Portfolios, and is paid by ZSI for its services.

Deutsche Asset Management, Inc. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Index 500 Portfolio, and is paid by ZSI for its services.

Turner Investment Partners, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Mid Cap Growth Portfolio, and is paid by ZSI for its services.

Oak Associates, Ltd. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Strategic Equity Portfolio, and is paid by ZSI for its services.

Davis Selected Advisors, L.P., serves as sub-advisor with respect to foreign securities investments in the SVS Venture Value Portfolio, and is paid by ZSI for its services.

Effective June 18, 2001, Jennison Associates serves as sub-advisor for the growth portion of the portfolio with respect to the investment and reinvestment of assets in the SVS Focus Value+Growth Portfolio, and is paid by ZSI for its services.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the year ended December 31, 2001, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Unpaid at December 31, 2001 ($)
Scudder Aggressive Growth Portfolio	28,733	-	5,613
Scudder Global Blue Chip Portfolio	49,771	-	49,771
Scudder New Europe Portfolio	54,790	54,790	-
Scudder Technology Growth Portfolio	67,464	-	16,308
SVS Dreman Financial Services Portfolio	43,868	-	3,300
SVS Dreman High Return Equity Portfolio	81,776	-	9,102
SVS Dynamic Growth Portfolio	36,878	36,878	-
SVS Focused Large Cap Growth Portfolio	37,500	-	37,500
SVS Growth and Income Portfolio	57,543	-	57,543
SVS Growth Opportunities Portfolio	156,916	-	156,916
SVS Index 500 Portfolio	168,631	141,896	-
SVS Mid Cap Growth Portfolio	57,921	57,630	-
SVS Strategic Equity Portfolio	28,595	28,595	-
SVS Venture Value Portfolio	23,755	-	3,145

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the portfolios for the year ended December 31, 2001 are reflected as interest income on the Statement of Operations as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	229,408
Scudder Blue Chip Portfolio	236,271
Scudder Contrarian Value Portfolio	545,253
Scudder Government Securities Portfolio	833,655
Scudder Growth Portfolio	394,254
Scudder High Yield Portfolio	218,820
Scudder Investment Grade Bond Portfolio	299,995
Scudder Small Cap Growth Portfolio	333,380
Scudder Small Cap Value Portfolio	131,192
Scudder Strategic Income Portfolio	59,643
Scudder Technology Growth Portfolio	1,216,721
Scudder Total Return Portfolio	847,468
SVS Dreman Financial Services Portfolio	102,806
SVS Dreman High Return Equity Portfolio	643,299
SVS Dynamic Growth Portfolio	30,808
SVS Focus Value+Growth Portfolio	166,816
SVS Focused Large Cap Growth Portfolio	51,262
SVS Growth and Income Portfolio	548,187
SVS Growth Opportunities Portfolio	186,960
SVS Index 500 Portfolio	119,869
SVS Mid Cap Growth Portfolio	39,347
SVS Strategic Equity Portfolio	33,221
SVS Venture Value Portfolio	80,135

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the year ended December 31, 2001, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	658
Scudder Blue Chip Portfolio	399
Scudder Contrarian Value Portfolio	54
Scudder Government Securities Portfolio	983
Scudder Growth Portfolio	320
Scudder High Yield Portfolio	1,023
Scudder Investment Grade Bond Portfolio	1,331
Scudder Money Market Portfolio	1,848
Scudder Small Cap Growth Portfolio	9,313
Scudder Small Cap Value Portfolio	1,267
Scudder Strategic Income Portfolio	833
Scudder Technology Growth Portfolio	2,043
Scudder Total Return Portfolio	763
SVS Dreman Financial Services Portfolio	1,068
SVS Dreman High Return Equity Portfolio	211
SVS Dynamic Growth Portfolio	19
SVS Focus Value+Growth Portfolio	192
SVS Focused Large Cap Growth Portfolio	6,134
SVS Growth and Income Portfolio	6,527
SVS Growth Opportunities Portfolio	7,156
SVS Index 500 Portfolio	141
SVS Mid Cap Growth Portfolio	160
SVS Strategic Equity Portfolio	191
SVS Venture Value Portfolio	141

E. Commitments

As of December 31, 2001, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder Global Blue Chip Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	260,043,000	USD	2,100,000	2/4/2002	121,186

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
USD	917,184	JPY	120,013,545	1/7/2002	(5,247)
GBP	157,236	USD	223,275	1/31/2002	(5,276)
EUR	404,209	USD	359,342	2/13/2002	(371)
					(10,894)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
CAD	941,514	USD	600,627	1/7/2002	9,243
JPY	240,027,090	USD	1,889,100	1/7/2002	65,224
					74,467

Abbreviations:

USD	United States Dollars	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro

F. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Under the agreement the following portfolios may borrow up to a maximum percentage of their net assets:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	5%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Global Blue Chip Portfolio	5%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Yield Portfolio	33%
Scudder International Research Portfolio	33%
Scudder Investment Grade Bond Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder New Europe Portfolio	5%
Scudder Small Cap Growth Portfolio	33%
Scudder Small Cap Value Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dynamic Growth Portfolio	5%
SVS Focus Value+Growth Portfolio	33%
SVS Focused Large Cap Growth Portfolio	5%
SVS Growth and Income Portfolio	5%
SVS Growth Opportunities Portfolio	5%
SVS Index 500 Portfolio	5%
SVS Mid Cap Growth Portfolio	5%
SVS Strategic Equity Portfolio	5%
SVS Venture Value Portfolio	5%

G. Acquisition of Assets

On April 27, 2001, the Scudder Total Return Portfolio ("Acquiring Portfolio") acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio ("Acquired Portfolios") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 46,931,368 shares of the Acquiring Portfolio for the 21,787,601, 43,847,344 and 29,839,378 shares, respectively of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio (unadjusted for June 18, 2001 stock split) outstanding on April 27, 2001. Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio's net assets at that date ($25,401,631, $50,410,127 and $34,187,073, respectively), including $1,957,048, $2,205,572 and $934,365, respectively, of net unrealized appreciation, were combined with those of Scudder Total Return Portfolio. The aggregate net assets of Scudder Total Return Portfolio immediately before the acquisition were $803,790,624. The combined net assets of the Scudder Total Return Portfolio immediately following the acquisition were $913,789,455.

Additionally, on April 30, 2001, the Scudder Growth Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder Variable Life Large Company Growth Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 3,180,533 shares of the Acquiring Portfolio (unadjusted for June 18, 2001 stock split) for the 1,317,680 shares of the Acquired Portfolio outstanding on April 30, 2001. The Acquired Portfolio's net assets at that date ($7,576,034), including $1,226,003 of net unrealized depreciation, were combined with those of Scudder Growth Portfolio. The aggregate net assets of Scudder Growth Portfolio immediately before the acquisition were $491,110,861. The combined net assets of the Scudder Growth Portfolio immediately following the acquisition were $498,686,895.

H. Change In Accounting Principle

As required, effective January 1, 2001, each portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, each portfolio did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The following portfolios were impacted by the adoption of the audit guide as follows:

Scudder Government Securities Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $386,300 reduction in cost of securities and a corresponding $386,300 increase in net unrealized appreciation, based on securities held by the Scudder Government Securities Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $1,427,201: decrease net unrealized appreciation by $20,855, increase net realized gains by $1,448,056. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder High Yield Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $1,105,172 reduction in cost of securities and a corresponding $1,105,172 increase in net unrealized appreciation, based on securities held by the Scudder High Yield Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $2,566,056: increase net unrealized appreciation by $676,714, and increase net realized gains by $1,889,342. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Investment Grade Bond Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $65,124 reduction in cost of securities and a corresponding $65,124 increase in net unrealized appreciation, based on securities held by the Scudder Investment Grade Bond Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $79,342: decrease net unrealized appreciation by $19,978 and increase net realized gains by $99,320. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Strategic Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $2,068 reduction in cost of securities and a corresponding $2,068 increase in net unrealized appreciation, based on securities held by the Scudder Strategic Income Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $58,240: decrease net unrealized depreciation by $63,773 and decrease net realized gains by $5,533. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Total Return Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $276,775 reduction in cost of securities and a corresponding $276,775 increase in net unrealized appreciation, based on securities held by the Scudder Total Return Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $1,071,925: increase net unrealized appreciation by $564,805 and increase net realized gains by $507,120. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

SVS Growth and Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $6,303 reduction in cost of securities and a corresponding $6,303 increase in net unrealized appreciation, based on securities held by the SVS Growth and Income Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $17,735: increase net unrealized appreciation by $6,319 and increase net realized gains by $11,416. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

I. Stock Split

On June 18, 2001, each of the portfolios conducted a 1 for 10 reverse stock split for the shareholders of the Trust, excluding Scudder Money Market Portfolio, SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. All capital share activity on the Statements of Changes in Net Assets and per share data on the Financial Highlights tables have been restated to reflect the reverse stock split.

J. Subsequent Event

Effective January 18, 2002, Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets of the Scudder Small Cap Value Portfolio and is paid by ZSI for its services. In addition, the Portfolio changed its name to Scudder-Dreman Small Cap Value Portfolio.

Report of Ernst & Young LLP, Independent Auditors

The Trustees and the Shareholders of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Yield, Scudder International Research, Scudder Investment Grade Bond, Scudder Money Market, Scudder New Europe, Scudder Small Cap Growth, Scudder Small Cap Value, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dynamic Growth, SVS Focus Value+Growth, SVS Focused Large Cap Growth, SVS Growth and Income, SVS Growth Opportunities, SVS Index 500, SVS Mid Cap Growth, SVS Strategic Equity, and SVS Venture Value Portfolios, comprising the Scudder Variable Series II (the "Trust"), as of December 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 15, 2002

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains on April 2, 2001 for shares of record on March 28, 2001:

Portfolio	Distribution Per Share ($)	% Representing 20% Rate Gains
Scudder Global Blue Chip Portfolio	0.03	100
Scudder Growth Portfolio	0.24	100
Scudder International Research Portfolio	0.09	100
Scudder Small Cap Growth Portfolio	0.21	100
Scudder Total Return Portfolio	0.10	100
SVS Focus Value+Growth Portfolio	0.11	100

Pursuant to Section 852 of the Internal Revenue Code, the following portfolio designates capital gain dividends for the year ended December 31, 2001 as follows:

Portfolio	Capital Gain Dividends ($)	% Representing 20% Rate Gains
SVS Dreman High Return Equity Portfolio	1,676,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2001 qualified for the dividends received deduction:

Portfolio	%
Scudder Aggressive Growth Portfolio	11
Scudder Blue Chip Portfolio	100
Scudder Contrarian Value Portfolio	68
Scudder Global Blue Chip Portfolio	100
Scudder Technology Growth Portfolio	83
Scudder Total Return Portfolio	17
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Growth and Income Portfolio	100
SVS Index 500 Portfolio	100

Scudder International Research Portfolio paid foreign taxes of $344,900 and earned $798,807 of foreign source income during the year ended December 31, 2001. Pursuant to section 853 of the Internal Revenue Code, Scudder International Research Portfolio designates $0.03 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Variable Series II (the "Trust") was held on March 14, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of the Trust, voting together:

1. To elect Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	2,999,130,950	85,967,301
Lewis A. Burnham	2,998,563,478	86,534,773
Mark S. Casady	2,999,046,283	86,051,968
Linda C. Coughlin	2,998,977,508	86,120,743
Donald L. Dunaway	2,998,973,012	86,125,239
James R. Edgar	2,998,453,786	86,644,465
William F. Glavin, Jr.	2,998,497,603	86,600,648
Robert B. Hoffman	2,998,536,542	86,561,709
Shirley D. Peterson	2,998,678,526	86,419,725
Fred B. Renwick	2,998,047,379	87,050,872
William P. Sommers	2,998,648,713	86,449,538
John G. Weithers	2,998,173,245	86,925,006

The following matter was voted upon by the shareholders of each series, voting separately:

2. To ratify the selection of Ernst & Young LLP as the independent auditors for each series for the current fiscal year.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
Scudder Aggressive Growth Portfolio	48,942,930	95,040	1,171,470
Scudder Blue Chip Portfolio	153,323,538	934,997	5,963,612
Scudder Contrarian Value Portfolio	156,278,801	1,028,768	5,877,118
Scudder Global Blue Chip Portfolio	27,214,310	3,568	942,114
Scudder Government Securities Portfolio	136,046,008	690,377	3,198,330
Scudder Growth Portfolio	183,769,713	2,378,702	6,699,523
Scudder High Yield Portfolio	325,655,666	3,640,271	12,665,119
Scudder International Research Portfolio	123,462,843	1,507,048	5,201,009
Scudder Investment Grade Bond Portfolio	67,610,573	290,011	1,934,473
Scudder Money Market Portfolio	238,653,666	2,299,744	13,163,091
Scudder New Europe Portfolio	13,864,862	18,736	328,133
Scudder Small Cap Growth Portfolio	131,872,449	1,376,304	5,310,125
Scudder Small Cap Value Portfolio	70,644,134	768,488	3,864,090
Scudder Strategic Income Portfolio	9,900,771	269,935	380,226
Scudder Technology Growth Portfolio	213,901,849	1,151,983	7,177,182
Scudder Total Return Portfolio	310,223,942	2,932,275	12,711,973
SVS Dreman Financial Services Portfolio	59,260,666	267,131	1,990,271
SVS Dreman High Return Equity Portfolio	153,650,444	762,467	6,606,095
SVS Focused Large Cap Growth Portfolio	22,872,510	157,738	858,660

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Focus Value+Growth Portfolio	86,583,419	1,265,513	4,378,484
SVS Growth And Income Portfolio	95,807,195	889,203	2,740,536
SVS Growth Opportunities Portfolio	131,693,806	1,137,452	3,376,616
SVS Index 500 Portfolio	100,251,322	480,191	2,336,349

The following matter was voted upon by the shareholders of Scudder Money Market Portfolio only:

3. To approve an amendment to the fund's concentration policy.

Affirmative	Against	Abstain
232,462,607	5,886,614	15,767,280

The following matters were voted upon by the shareholders of SVS Focus Value+Growth Portfolio only on March 29, 2001:

4. To approve a change to the fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company.

Affirmative	Against	Abstain
82,699,195	2,746,810	6,782,411

5. To approve a new sub-advisory agreement for the fund between Zurich Scudder Investments, Inc. and Jennison Associates LLC.

Affirmative	Against	Abstain
84,534,234	1,908,005	5,786,177

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next annual meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
John W. Ballantine (55)
Trustee	2001 to present	Retired 1998; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996)	85	First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
Lewis A. Burnham (68)
Trustee	2001 to present	Retired 1998; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	85	None
Donald L. Dunaway (64)
Trustee	2001 to present	Retired 1994; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer)	85	None
James R. Edgar (55)
Trustee	1999 to present	Distinguished Fellow, University of Illinois Institute of Government and Public Affairs; formerly, Governor, State of Illinois	85	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.; Horizon Group Properties, Inc.
Robert B. Hoffman (65)
Trustee	2001 to present	Retired 2000; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for mining and paper industries); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	85	None
Shirley D. Peterson (60)
Trustee	2001 to present	Retired 2000; formerly, President, Hood College; prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice	85	Bethlehem Steel Corp.
Fred B. Renwick (71)
Trustee	1995 to present	Retired 2001. Professor Emeritus of Finance, New York University, Stern School of Business	85	The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; The Investment Fund for Foundations; American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America

William P. Sommers (68)
Trustee	2001 to present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	85	PSI Inc.; Evergreen Solar, Inc.; Litton Industries; SRI/Atomic Tangerine
John G. Weithers (68)
Trustee	1993 to present	Retired 1992; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	85	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems

Interested Trustees*
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Mark S. Casady (41)
Trustee and President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	85	None
Linda C. Coughlin (49)
Trustee and Chairperson	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
William F. Glavin, Jr. (43)
Trustee	2001 to present	Managing Director, Zurich Scudder Investments, Inc.; (April 1997 to present), prior thereto, Executive Vice President of Market and Product Development of an unaffiliated investment management firm.	85	None

* Each trustee listed under the heading "Interested Trustees" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an officer of the fund's investment manager.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark S. Casady (41)	President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Irene T. Cheng (47)	Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Philip J. Collora (56)	Vice President and Assistant Secretary	1992 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Linda C. Coughlin (49)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Jan C. Faller (35)	Vice President	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1999 to present); prior thereto, Bond and Currency Investment Manager, PanAgora Asset Management
Carol L. Franklin (49)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Gadsden (46)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Sewall Hodges (46)	Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
William E. Holzer (52)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary A. Langbaum (53)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Tracy McCormick (47)	Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Frank J. Rachwalski, Jr. (56)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Harry E. Resis, Jr. (56)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas F. Sassi (59)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Jesse Stuart	Vice President	2002 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Robert D. Tymoczko (31)	Vice President	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, economic consultant
Linda J. Wondrack (37)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)	Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)	Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
John Millette (39)	Secretary	2001 to present	Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)	Assistant Secretary	1998 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Notes

Notes

Notes

Notes

This annual report must be preceded or accompanied by the current prospectus.

These portfolios are only available as variable subaccount options in a variety of variable annuities and life products and are not available for direct investment. Variable annuities and variable universal life are long-term, tax-deferred vehicles that have insurance features, such as annuitization options and death benefits.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Investment Manager:
Zurich Scudder Investments, Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482

Printed on recycled paper.
SVS2-2 (2/20/02) 15635
Printed in the U.S.A.

SCUDDER
INVESTMENTS